                                                                   Exhibit 10.21

"Pages where confidential treatment has been requested are marked 'Confidential Treatment Requested.' The redacted material has been separately filed with the Commission, and the appropriate section has been marked at the appropriate place and in the margin with a star (*)."







                          LIMITED PARTNERSHIP AGREEMENT

                                       of

                         CEDAR BAYOU FRACTIONATORS, L.P.

                         A Delaware Limited Partnership

                            Effective January 1, 1998

                           LIMITED PARTNERSHIP AGREEMENT
                                        OF
                          CEDAR BAYOU FRACTIONATORS, L.P.

                                 TABLE OF CONTENTS

  1.     PARTNERSHIP FORMATION ...............................................................1
         1.1.   Formation ....................................................................1
         1.2.   Filings and Further Action ...................................................1
         1.3.   Name .........................................................................2
         1.4.   Place of Business; Registered Agent ..........................................2
         1.5.   Purpose ......................................................................2
         1.6.   Term .........................................................................3
         1.7.   Waiver of Right of Partition .................................................3
  2.     DEFINED TERMS .......................................................................3
  3.     INITIAL CAPITAL CONTRIBUTIONS ......................................................10
         3.1.   Warren ......................................................................10
         3.2.   DEVCO .......................................................................10
         3.3.   Amoco .......................................................................10
         3.4.   Default in Making of Initial Capital Contributions ..........................11
         3.5.   Other Remedies ..............................................................11
         3.6.   Increase in Amoco Interest ..................................................11
         3.7.   Withdrawal of Capital .......................................................12
         3.8.   Interest on Capital .........................................................12
         3.9.   Construction Costs ..........................................................12
         3.10.  Capital Accounts ............................................................13
  4.     REPRESENTATION AND WARRANTIES ......................................................14
         4.1.   All Partners ................................................................14
         4.2.   Representations of DEVCO and Warren Regarding the Fractionation Facilities...15
         4.3.   Inspection and Condition of Fractionator Facility ...........................16
         4.4.   Partners' Knowledge and Expertise ...........................................16
         4.5.   Environmental Laws ..........................................................17
         4.6.   Disclaimer of Representations and Warranties ................................17
         4.7.   Partnership's Assumption of Obligations .....................................17
         4.8.   Cross Indemnifications and Defense Costs ....................................17
         4.9.   Exclusive Remedy ............................................................20
         4.10.  Survival of and Scope of Indemnities ........................................20
  5.     OTHER AGREEMENTS ...................................................................20
         5.1.   Partner Fractionation Agreements ............................................20
         5.2.   Conveyancing Documents ......................................................20
         5.2.   Amoco Parent Guaranty .......................................................21


                                       i
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         5.3. Assignment of Other Agreements ................................................21
         5.4. Operating Agreement ...........................................................21
  6.     DISTRIBUTIONS ......................................................................21
         6.1. Monthly Distributions .........................................................21
         6.2. Distributions on Termination ..................................................21
  7.     ALLOCATIONS TO PARTNERS ............................................................22
         7.1. In General ....................................................................22
         7.2. Other Tax Allocations .........................................................22
         7.3. Special Allocations ...........................................................22
         7.4. Curative Allocations ..........................................................23
  8.     MANAGEMENT OF THE PARTNERSHIP ......................................................24
         8.1.  Management Committee .........................................................24
         8.2.  Meeting Notice ...............................................................24
         8.3.  Voting Procedures ............................................................24
         8.4.  Vote Required ................................................................24
         8.5.  Minutes ......................................................................24
         8.6.  Matters Requiring Unanimous Approval .........................................25
         8.7.  Authority to Bind the Partnership ............................................27
         8.8.  Duties of Managing General Partner ...........................................27
         8.9.  Change of Managing General Partner ...........................................27
         8.10. Duties of General Partners and Others Controlling General Partners ...........28
  9.     OPERATION OF THE FACILITY ..........................................................28
         10.10. Change of Operator ..........................................................29
         10.11. Resignation of Operator .....................................................29
         10.12. Removal of Operator .........................................................29
         10.13. Successor Operator ..........................................................29
         10.14. Transactions With Affiliates ................................................30
  10.    INDEMNITIES AND INSURANCE ..........................................................30
         10.1. Definitions ..................................................................30
         10.2. Obligations of Partner .......................................................31
         10.3. Indemnity to Managing General Partner ........................................31
         10.4. Insurance ....................................................................32
         10.5. Policy Requirements ..........................................................32
         10.6. Third Parties ................................................................33
         10.7. Notice .......................................................................33
  11.    TRANSFERABILITY OF PERCENTAGE INTERESTS ............................................33
         11.1. Transfer to Affiliates .......................................................33
         11.2. Transfers to Parties Other Than Affiliates ...................................33
         11.3. Right of First Refusal .......................................................33
         11.4. Changes in Control ...........................................................34
         11.5. General Conditions of Transfers ..............................................34


                                       ii


  12.    WINDING UP AND TERMINATION OF THE PARTNERSHIP ......................................35
         12.1.  Events Requiring Winding Up .................................................35
         12.2.  Partner's Purchase of Property ..............................................35
         12.3.  Time of Liquidation .........................................................35
         12.4.  No Liability for Return of Capital ..........................................35
         12.5.  Liquidation Procedure .......................................................36
         12.6   Negative Capital Account Balances ...........................................36
  13.    ALTERNATIVE DISPUTE RESOLUTION .....................................................36
  14.    GENERAL PROVISIONS .................................................................39
         14.1.  Notices .....................................................................39
         14.2.  Survival of Rights ..........................................................41
         14.3.  Amendment and Waiver ........................................................41
         14.4.  Agreement in Counterparts ...................................................41
         14.5.  Governing Law ...............................................................41
         14.6.  Additional Documents ........................................................41
         14.7.  Severability ................................................................41
         14.8.  Sections, Exhibits and Schedules ............................................42
         14.9.  Attorneys' Fees .............................................................42
         14.10. Power of Attorney ...........................................................42
         14.11. Principles of Construction and Interpretation ...............................43
         14.12. Setoffs and Counterclaim ....................................................43

EXHIBITS

A.    Accounting Procedures

B.    Income Tax Matters

C.    Warren/DEVCO Contributed Assets

      Part I         -      Surface Lease Area
      Part II        -      Fractionator
      Part III       -      Related Facilities
      Part IV        -      Permits
      Part V         -      Contracts
      Part VI        -      Surface Lease Area Excluded Assets

D.    Lease Agreement (Surface Lease Area and Water Rights Areas)

E.    Partner Fractionation Agreements

F.    Form of Assignment and Bill of Sale

G.    Disclosure Schedule

H.    Amoco Oil Company Guaranty

                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         CEDAR BAYOU FRACTIONATORS, L.P.

      THIS LIMITED PARTNERSHIP AGREEMENT ("Agreement") is entered into this 1st day of January, 1998, to be effective that same date, by and between Downstream Energy Ventures Co., L.L.C., a Delaware limited liability company, as a General Partner ("DEVCO"), Warren Petroleum Company, Limited Partnership, a Delaware limited partnership, as a Limited Partner ("Warren") and Amoco MB Fractionation Company, a Delaware corporation, as a Limited Partner ("Amoco"), sometimes referred to individually as "Party" and collectively as "Parties".

                                    PREMISES

      A. Warren currently owns and operates the Fractionation Facility for the purpose of fractionation of natural gas liquids delivered by various third parties to the Mont Belvieu, Texas, area;

      B. On the Effective Date of this Agreement, DEVCO has acquired an undivided two percent (2%) ownership interest in and to the Fractionation Facility; and

      C. DEVCO, Warren and Amoco wish to form a business combination for the purpose and of jointly owning and operating the Fractionation Facility; and

      In consideration of the foregoing premises and the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

1.    PARTNERSHIP FORMATION.

      1.1. FORMATION. Subject to the provisions of this Agreement, the Parties do hereby form a limited partnership (the "Partnership") pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act, Sections 1701 et seq. of Title Six of the Delaware Code (such Act, as amended from time to time, or any successor statute or statutes thereto, being called the "Act").

      1.2. FILINGS AND FURTHER ACTION. Upon the request of the Managing General Partner, the other General Partners and the Limited Partners shall promptly execute and deliver all such certificates and other instruments conforming hereto as shall be necessary for the Managing General Partner to accomplish all filing, recording, publishing and other acts appropriate to comply with all requirements for the formation and operation of limited partnership under the laws of the State of Delaware and for the qualification and operation of a limited partnership in all other jurisdictions where the Partnership shall propose to conduct business. This Agreement shall constitute the Agreement of Partnership. The Partners also agree to make all necessary filings in the State of Texas and execute all other documents necessary to comply with the laws of the State of Texas regarding the qualification of the Partnership to engage in business therein. In addition, to the extent the Partners agree to engage in business in other states, the Partners shall execute such further documents and take such further actions as shall be appropriate to comply with the requirements of the laws for the formation and operation of a partnership in each such state.

      1.3. NAME. The name of the Partnership is Cedar Bayou Fractionators, L.P.

      1.4. PLACE OF BUSINESS; REGISTERED AGENT.

            1.4.1. The principal place of business of the Partnership shall be 1000 Louisiana, Suite 5800, Houston, Texas 77002. The Managing General Partner, at any time and from time to time, may change the location of the Partnership's principal office as the Managing General Partner shall determine to be necessary or desirable.

            1.4.2. The registered office of the Partnership in the State of Delaware shall be 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent for service of process on the Partnership at such registered office shall be The Corporation Trust Company. The registered office of the Partnership in the State of Texas shall be 811 Dallas Avenue, Houston, Texas 77002 and the registered agent for service of process on the Partnership at such registered office shall be CT Corporation System. The Management Committee, at any time and from time to time, may direct the Managing General Partner to change the Partnership's registered offices or registered agents or both by complying with the applicable provisions of the Act, and may establish, appoint and change additional registered offices and registered agents of the Partnership in such other states as the Management Committee shall determine to be necessary or advisable.

      1.5. PURPOSE. The purposes of the Partnership and the business to be carried on by it, subject to the limitations contained elsewhere in this Agreement, are to engage in the business of providing natural gas liquids fractionation services for natural gas liquids being delivered by third parties into the Mont Belvieu Area as same is defined below. The Partnership will accomplish these purposes through the ownership and operation of the Fractionation Facility and entering into agreements with the Partners, their affiliates, and third parties for the fractionation of their owned and controlled natural gas liquids delivered to Fractionation Facility. Additionally, the Partnership may carry on any other activities necessary to, in connection with, or incidental to the accomplishment of the foregoing purposes. The Partners acknowledge that an Affiliate of Warren, Warren NGL, Inc. ("Warren NGL") has a prior existing commitment pursuant to a partnership agreement governing Gulf Coast Fractionators, a Texas general partnership, ("GCF") as a general partner therein, to advise GCF of fractionation opportunities in the Mont Belvieu Area regarding fractionation of natural gas liquids for third parties and the Partners hereto agree that actions taken by Warren NGL or by Warren in assisting Warren NGL pursuant to its obligations to GCF shall not be in violation of any duties of

Warren hereunder.

      1.6. TERM. The Partnership commenced, on December 4, 1997 but as among the Partners will be treated as formed, on the Effective Date and shall continue until December 31, 2022, (the "Primary Term") and year to year thereafter (each said year being and "Extended Term") unless and until any Partner or a group of Partners holding collectively more than eighty-eight percent (88%) of the Percentage Interests terminates this Agreement as of the end of either the Primary Term or any successive Extended Term by giving written notice to all of the other Partners at least nine (9) months prior to such termination date; and the Partnership shall terminate as of the date of any such a termination of this Agreement unless terminated or dissolved earlier in accordance with this Agreement, or by law. The Primary Term and the Extended Terms, if any, will be collectively referred to as the "Term" of this Agreement.

      1.7. WAIVER OF RIGHT OF PARTITION. All Property shall be owned by the Partnership and no Partner shall have an ownership in the Property or any portion thereof. Each Partner, to the extent permitted by applicable law, hereby waives its right to partition of the Property and, to that end, agrees that it will not seek or be entitled to partition of any Property, whether by physical partition, judicial sale or otherwise, until the termination of this Agreement.

2.    DEFINED TERMS.

As used in this Agreement, the following terms have the meanings set forth below, unless the context requires otherwise.

      "ACT" has the meaning set forth in Section 1.1.

      "ACCOUNTING PROCEDURES" shall mean the Accounting Procedures for the Partnership set forth in Exhibit A and incorporated herein by reference.

      "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant calendar year, after giving effect to the following adjustments: (i) credit to such Capital Account any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5); and (ii) debit to such Capital Account the items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1-704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6). This definition is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

      "AFFILIATE" means, when used with respect to a specified Partner, any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Partner. For purposes of this definition: "CONTROL" shall mean ownership of fifty percent (50%) or more of either the outstanding voting stock of the controlled Person, as to corporations, or other ownership interests which carry with them the right to direct the policies and management of the subject entity, as to non-corporate entities.

      "AGREEMENT" means this Limited Partnership Agreement.

      "CAPITAL CONTRIBUTION" means any amounts of cash or fair market value of property committed to the Partnership by a Partner pursuant to any portions of Section 3 hereof.

      "CAPITAL ACCOUNT" means the account to be maintained by the Partnership for each Partner in accordance with Section 3.10

      "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "CONSTRUCTION COST" means the cost of constructing any facility or equipment used or useful in the Partnership's' operations, or any expansion thereof; including, without limitation, materials, labor, equipment, permits, consulting fees, accounting and legal fees, insurance costs, contractors' fees, land and easement costs, administrative overhead charges allowed pursuant to Section 3.10(a) of the Accounting Procedures, and all other costs necessary or incidental thereto, excluding only any costs incurred by the Partners which comprise any portion of their Initial Investment and any interest, amortization or overhead costs incurred by a Partner.

      "CONVEYANCING DOCUMENTS" means those documents described in Section 5.2.

      "DAY" or "DAILY" shall mean a twenty-four (24) hour period commencing 7:00 a.m. Central Standard or Daylight Savings time, as applicable, and extending until 7:00 a.m. Central Standard or Daylight Savings time, as applicable, on the following Day.

      "DISCLOSURE SCHEDULE" means Exhibit G to this Agreement.

      "DISTRIBUTABLE CASH" shall mean with respect to any period all cash revenues of the Partnership including, without limitation, those amounts received from the Operator pursuant to the Operating Agreement (not including (i) Capital Contributions, (ii) funds received by the Partnership in respect of indebtedness incurred by the Partnership, (iii) interest or other income earned on temporary investment of Partnership funds pending utilization, and (iv) proceeds from the sale of assets in partial or complete liquidation of the Partnership) less the sum of the following: (x) all amounts expended by the Partnership pursuant to this Agreement in such period; and (y) such working capital or reserves or other amounts as the

      Managing General Partner reasonably determines to be necessary or appropriate for the proper operation of the Partnership business and/or its winding up and liquidation.

      "DISTRIBUTION" means a distribution of cash or property made by the Partnership to a Partner under the terms of this Agreement.

      "EFFECTIVE DATE" means the date designated as such in the first Section of this Agreement. As among the Partners, the Partnership will be treated as formed on the Effective Date.

      "ENVIRONMENTAL CONDITION" as used herein means any condition which exists that affects the quality of the air, water, surface or subsurface of the ground in such a manner that the existence of such condition is unlawful under any Environmental Law, including Warren's failure to acquire or maintain any necessary air or water permits.

      "ENVIRONMENTAL CONTAMINANT" shall mean Hazardous Substances, Hazardous Waste or Hazardous Materials.

      "ENVIRONMENTAL LAWS" shall mean any and all laws, regulations, rules, orders, ordinances, requirements or determinations of any governmental authority, with jurisdiction, (including court rulings establishing common law liability) pertaining to the Release of Environmental Contaminants, and any other applicable regulations, rules, ordinances, codes, licenses, or orders by any governmental agencies in effect which govern the quality of the air, water, surface or subsurface of the ground, including, without limitation, the presence of any underground storage tanks or drums; and including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), as amended by Superfund Amendments and Reauthorization Act (SARA), 42 U.S.C. 9 Sections 6901 et seq.; Resource Conservation and Recovery Act (RCRA), as amended by the Solid Waste Disposal Act (SWDA), 42 U.S.C. Sections 6901 et seq.; Federal Water Pollution Control Act (FWPCA), as amended by the Clean Water Act
      (CWA), 33 U.S.C. Sections 1251 et seq.; Clean Air Act (CAA), 42 U.S.C., Sections 7401 et seq.; Toxic Substances Control Act (TOSCA), 15 U.S.C. Sections 2601 et seq, and any similar state enactments.

      "FRACTIONATION FACILITY" or "FACILITY" shall mean the following property, facilities and related assets which are to be contributed by DEVCO and Warren to the Partnership pursuant to the terms hereof:

      (1) SURFACE LEASE AREA, WATER RIGHTS AND EASEMENT. A real property surface lease (the "LEASE AGREEMENT") in the form attached hereto as Exhibit D for a term coterminous with this Agreement granting the Partnership use of the surface property described in Part I of Exhibit C (the "SURFACE LEASE AREA"), which comprises the areas on which the Fractionator (as defined immediately below) is situated and the use of certain water wells located on the "WATER RIGHTS AREAS" described on Exhibit A to the Lease Agreement, and the right to extract water therefrom; and an easement for the term hereof to allow the continued presence of, and Partnership access to, all Related Facilities, as defined below.

      (2) FRACTIONATION FACILITY. All of Warren's and DEVCO's right, title and interest in and to all the equipment, personal property and facilities comprising that certain natural gas liquids fractionation facility, and other facilities appurtenant thereto and necessary for the operation of said fractionation facility, all as same are located in the Surface Lease Area (as defined immediately above), as such fractionator facility is generally described in Part II of Exhibit C (THE "FRACTIONATOR"), less and except those assets described as "Excluded Assets" in Part IV of Exhibit C.

      (3) RELATED FACILITIES. All of Warren's and DEVCO's right, title and interest in and to those facilities and equipment outside of the Surface Lease Area related to the Fractionator and which are described in Part III of Exhibit C, and excluding any items not expressly described therein (the "RELATED FACILITIES").

      (4) PERMITS. All of Warren's right, title and interest in and to all of the environmental and other governmental permits, licenses, orders, franchises and related instruments or rights necessary to the ownership or operation of any portions of the Fractionator as described in Exhibit C, and which in accordance with the applicable law or the terms of such instruments are not to be maintained in the name of the Operator of the Fractionator and that, by their terms, may be assigned ("PERMITS"), as described in Part IV of said
            Exhibit C.

      (5) CONTRACTS. All of Warren's and DEVCO's right, title and interest in and to those certain contracts and agreements relating solely to the Fractionator that, by their terms, may be assigned including but not limited to fractionation services agreements, gas supply, electrical and other utilities purchase agreements, maintenance and services agreements and intellectual property licensing and confidentiality agreements, as same are listed in Part V of Exhibit C ("CONTRACTS").

      (6) RECORDS. All of Warren's and DEVCO's right, title and interest in and to all files, records and other data in the actual possession of Warren or DEVCO, necessary for the Partnership's operation of the Fractionator (except to the extent same relate to any retained properties still owned by Warren and DEVCO); including, but not limited to, all operational records, technical records, processing records, measurement, pipeline balancing and connection agreements, United States Department of Transportation and other governmental agency-required files, contract files, copies of accounting files, and copies of computer spreadsheets used for accounting and allocations, but excluding tax records and accounting records which relate exclusively to accounting periods prior to the date of contribution of the Fractionator to the Partnership. ("RECORDS").

      (7) EXCLUDED ASSETS. "FRACTIONATOR FACILITY" is understood to expressly exclude: (i) any of the equipment, facilities, or assets located within the Surface Lease Area and which are described in Part VI of Exhibit C ("SURFACE LEASE AREA EXCLUDED ASSETS"); and (ii) any and all assets, facilities or properties outside of the Surface Lease Area which are not expressly defined above as being Related Facilities; (all of same being collectively referred to herein as the "EXCLUDED ASSETS").

      "GENERAL PARTNER" means DEVCO and any other Person who becomes an additional or successor general partner of the Partnership pursuant to the provisions of this Agreement.

      "HAZARDOUS MATERIAL" shall mean any substance that is defined or listed as a hazardous or toxic substance under any Environmental Laws (as same are in effect as of the Effective Date) or that is otherwise regulated or prohibited or subject to investigation or remediation under any Environmental Laws.

      "HAZARDOUS SUBSTANCE" and "RELEASE" shall have the meaning specified in CERCLA, or any successor statute, unless such terms have been given broader meaning by laws, regulations, rules, orders, ordinances, requirements or determinations of any governmental authority of the State of Texas having jurisdiction (including courts establishing common law liability), in which case such broader meaning shall apply.

      "HAZARDOUS WASTE" and "DISPOSE" shall have the meanings specified in RCRA, or any successor statute, unless such terms have been given broader meaning by laws, regulations, rules, orders, ordinances, requirements or determinations of any governmental authority of the State of Texas having jurisdiction (including courts establishing common law liability), in which case such broader meaning shall apply.

      "INITIAL INVESTMENT" means, the fair market value agreed and stipulated to by the Partners of the property and other initial Capital Contributions which each Partner is obligated to contribute to the Partnership pursuant to Sections 3.1, 3.2 and 3.3 of this Agreement; but excluding any amortization, interest or depreciation costs incurred by or on behalf of either Partner.

      "KNOWLEDGE" means, with respect to a Party to this Agreement, the actual knowledge of any officer or manager directly reporting to an officer of such Party in charge of a discrete business area or a subsidiary having responsibility for the matter in question and does not include such knowledge as could have been obtained by such Persons from employees or records of that Party after doing an investigation into the subject matter in question.

      "LIMITED PARTNER" shall mean any Person executing this Agreement below in the capacity of a limited partner of the Partnership and includes any Person admitted as an additional limited partner or the Partnership pursuant to the provisions of this Agreement, or who receives an assignment, made in compliance with the transfer restrictions in this Agreement, of any limited partnership interest in the Partnership unless such assignee elects to convert same to a general partnership interest. "Limited Partners" means two or more Persons holding limited partnership interests in the Partnership when acting in such capacity.

      "MANAGEMENT COMMITTEE" has the meaning set out in Section 8.1.

      "MANAGING GENERAL PARTNER" shall mean DEVCO or such other General Partner as is named to be the Managing General Partner pursuant to the provisions of Section 9.10 of this Agreement.

      "MONT BELVIEU AREA" shall mean the geographical area surrounding the Mont Belvieu area, including the following counties: Brazoria, Chambers, Fort Bend, Galveston, Harris, Jefferson, Liberty and Montgomery.

      "MONTH" or "MONTHLY" shall mean a period commencing at 7:00 a.m. Central time on the first Day of a calendar month and ending at 7:00 a.m. Central time on the first Day of the next succeeding calendar month.

      "NET OPERATING REVENUE OR LOSSES" means Operating Revenues less Operating and Maintenance Expenses or Reduced Operating Expenses whichever is applicable.

      "OPERATING AGREEMENT" means the Operating Agreement dated as of the Effective Date between the Managing General Partner on behalf of the Partnership and the Operator of the Facilities, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

      "OPERATING AND MAINTENANCE EXPENSES" means expenditures made and costs incurred by the Operator in connection with the operation of the Fractionator and as more fully defined and set forth in this Agreement

      "OPERATING REVENUES" means revenues of the Partnership in respect of its business.

      "OPERATOR" shall mean the party with whom the Partnership contracts to serve as operator of the Facility and the day to day business affairs of the Partnership. The Operator shall be supervised by the Managing General Partner but is not required to be a Partner. A Limited

      Partner may serve as Operator only pursuant to a written operating agreement and in such case is understood to be acting solely in its capacity as an independent contractor and not in its capacity as a Partner.

      "PARTNERS" means all of the General Partners and Limited Partners under the terms of this Agreement.

      "PARTNERS FRACTIONATION AGREEMENTS" shall mean those agreements shown in Exhibit E to be executed by Warren and Amoco, or their designated Affiliates.

      "PARTNERSHIP" has the meaning set forth in Section 1.1.

      "PERCENTAGE INTERESTS" shall mean the Partner's respective percentage of ownership in the Partnership, subject to changes pursuant to Section 3.6 and Article 11, it being hereby specified that the Partners' initial Percentage Interest shall be as follows:

                          GENERAL PARTNERSHIP INTERESTS
         GENERAL PARTNER                                   PERCENTAGE INTEREST

         DEVCO                                                     2%

                          LIMITED PARTNERSHIP INTERESTS

         LIMITED PARTNER                                   PERCENTAGE INTEREST
         Warren                                                  86.24%
         Amoco                                                   11.76%

                        Total Percentage Interests                100%

      Any subsequent parties who become Partners hereunder in compliance with the provisions of this Agreement governing transfers of Partnership interests shall hold such Percentage Interests as are designated in the transfers to them.

      "PERSON" shall mean any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, limited liability partnership, or other legal entity or organization.

      "PROPERTY" means all assets owned by the Partnership or any single asset owned by the

                    'Confidential Treatment Requested'

      Partnership.

      "RAW PRODUCT" means the mixed stream of demethanized natural gas liquids produced by natural gas processing plants prior to such liquids being fractionated into final, Specification Products.

      "REDUCED OPERATING EXPENSES" means the net reduction in Operating and Maintenance Expenses due to any Construction Costs.

      "SPECIFICATION PRODUCTS" means all the final product produced at the Fractionator by fractionation of natural gas liquids received at the Fractionator including, but not limited to, ethane, propane, isobutane, normal butane and natural gasoline.

      "TERM" has the meaning set out in Section 1.6.

      "THIRD PARTY FRACTIONATION AGREEMENTS" means any agreement to provide fractionation and processing services to a third party entered into by the Partnership on or after the Effective Date.

      "TRANSFERRING PARTNER" is defined in Section 11.3.

      "TREASURY REGULATION" means the regulations (including temporary regulations) promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. All references to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar or substitute, temporary or final Treasury Regulations.

3. INITIAL CAPITAL CONTRIBUTIONS. The initial Capital Contributions of the Partners shall be as follows and shall be made by each of them on or before December 31, 1997:

         3.1. WARREN. Warren shall convey, as of the Effective Date of this Agreement, a ninety eight percent (98%) undivided ownership interest in and to the Fractionation Facility to the Partnership, as its Initial Investment, by execution and delivery of an Assignment and Bill of Sale substantially in the form attached to hereto as Exhibit F.

      3.2. DEVCO. DEVCO shall, as of the Effective Date of this Agreement, a two percent (2%) undivided ownership interest in and to the Fractionation Facility by execution and delivery of Assignment and Bill of Sale substantially in the form of Exhibit F, and pay a cash Capital Contribution
*  in the amount of [REDACTED] to the Partnership, as its Initial Investment.

      3.3. AMOCO. Amoco shall contribute to the Partnership, as of the Effective Date of this

                     'Confidential Treatment Requested'

* Agreement, a cash Capital Contribution in the amount of [REDACTED] as its Initial Investment.

      3.4. DEFAULT IN MAKING OF CAPITAL CONTRIBUTIONS. In the event any Partner shall fail to pay or deliver when due its Initial Investment or any other Capital Contribution and/or fail to honor any other obligation as required by this Agreement, and shall fail to cure such default within fifteen (15) Days after notice thereof is given to such Partner, then, unless cure is prevented by an event of force majeure:

            3.4.1. Any Distribution otherwise payable pursuant to Section 6 hereof in respect of the defaulting Partner's Percentage Interest shall be paid instead, ratably, to the other Partners but only until the aggregate amount of Distributions thus reallocated equals two times the amount or market value of the default;

            3.4.2. To the extent that the non-defaulting Partners or the Partnership suffer any loss or damage as a result of such default and any resulting dissolution or termination of this Agreement, including, without limitation, lost revenues or adverse tax consequences, the defaulting Partner shall be fully and solely liable therefor, and

            3.4.3. To the extent the defaulting Partner has been assigned specific duties or authority under Section 9 hereof as Operator, the non-defaulting Partners may designate another Partner or contract with a non-Partner to perform such duties or assume such authority without the consent or agreement of the defaulting Partner.

      3.5. OTHER REMEDIES. The above Section 3.4 shall be in addition to, and not in lieu of, any other rights and remedies as may be available to the non-defaulting Partner(s), all of which shall remain available.

      3.6. INCREASE IN AMOCO INTEREST. Between July 1, 1998, and December 31, 2002, Amoco shall have the right to increase its Limited Partnership Percentage Interest in the Partnership up to a total of 24.5% through one of the following methods:

            3.6.1. If agreed to by Warren, a purchase of a portion of Warren's Percentage Interest in the Partnership in exchange for cash or assets acceptable to Warren, in which case the amount of increase in
*           Amoco's Partnership Interest would be equal to the [REDACTED]
*           divided by the sum of: 1) [REDACTED] and 2) [REDACTED]

            3.6.2. At Amoco's sole election and option, by making additional cash Capital Contributions to the Partnership; in which case Amoco's total resulting Percentage

                     'Confidential Treatment Requested'

*           Interest would be equal to the sum of (a) [REDACTED] and (b)
*           [REDACTED], divided by the sum of the three following amounts: 1)
*           [REDACTED], 2) [REDACTED], and 3) [REDACTED]

      3.7. WITHDRAWAL OF CAPITAL. No Partner shall have any right to withdraw or make a demand for withdrawal or return of any of its Capital Contributions capital without the consent of all Partners or as provided for in this Agreement. An unrepaid Capital Contribution is not a liability of the Partnership or of any Partner. A Partner is not required to contribute or to lend cash or property to the Partnership to enable the Partnership to return any Partner's Capital Contribution.

      3.8. INTEREST ON CAPITAL. Except to the extent that interest income to the Partnership is allocated to them, no interest shall be paid to Partners by the Partnership on any Capital Contribution.

      3.9. CONSTRUCTION COSTS.

            3.9.1. Any Construction Costs incurred by the Partnership in a manner authorized hereunder shall be allocated under this Agreement to the Partners herein according to their respective Percentage Interests. Any net revenue attributable to additional facilities or modifications to existing facilities for which the Construction Costs were shared by the Partners in amounts proportionate to their Percentage Interests under this Section shall be allocated among them in that same proportion.

            3.9.2. In the event a Partner does not desire to contribute its proportionate share of any additional Construction Costs after receipt of all material information in the possession of or available to the other Partners (a "Non-Participating Partner"), including without limitation, opportunities or commitments to use or otherwise exploit the additional facilities, revenue projections attributable to the additional facilities and any other material information, then the other Partners who do wish to participate (the "Participating Partners") shall have the right to direct the Operator to complete such a project and contribute amounts equal to the costs for the construction of the additional facilities. In such an instance, the Participating Partners shall be fully responsible for contributing to the Partnership additional capital equal to such costs. The net revenue attributable to any additional facilities shall be determined by agreement of the Partners and should they fail to agree to same, such allocation shall be resolved through the dispute resolution procedures set forth in Article 13 below. Additionally, the Participating Partners shall receive, as a

            Distribution from the Partnership, in compensation for their costs and risks one hundred percent (100%) of the Partnership's incremental Net Operating Revenue attributable to the new facilities, which shall be distributed to the Participating Partners on a Monthly basis, until the Participating Partner has received an amount equal to 200% of that Participating Partner's investment in the Construction Costs associated with the new facilities. If said 200% is not received within five (5) years following commencement of operations of the new facilities then, commencing in the sixth year following such commencement of operations and for each year thereafter continuing through the fifteenth year following same, that percentage shall be increased by ten percent (10%) each year, but never to exceed, however, 300%. After the Participating Partners have received such Distributions of the Net Operating Revenue attributable to the new facilities equal to the stated percentage of each of the Partners' shares of the Construction Costs, then all future Distributions attributable to the new facilities shall be made to each Partner according to its Percentage Interest in the Partnership.

            3.9.3. Section 3.9.2 notwithstanding, no Partner may decline or refuse to contribute any cash Capital Contribution of which the Managing General/Partner gives notice when same is required to complete any work necessary to comply with any laws or regulations applicable to the Facility and its continued operation. Provided, however, the Management Committee may direct the Managing General Partner to cancel any such a cash Capital Contribution notice, if it determines that it is in the best interest of the Partnership to either cease the operations which give rise to the applicable legal requirements in question on the modify operations in such a manner that compliance with such laws and regulations can be achieved with cash then available in the Partnership's bank accounts in excess of the "Required Working Capital" (as defined in the Operating Agreement) which Operator is entitled to retain pursuant to the Operating Agreement.

      3.10. CAPITAL ACCOUNTS. A Capital Account shall be established and maintained for each Partner. Each Partner's Capital Account shall be increased by (a) the amount of money contributed by that Partner to the Partnership, (b) the fair market value of property contributed by that Partner to the Partnership (net of liabilities secured by such contributed property that the Partnership is considered to assume or take subject to under Section 752 of the Code), and (c) allocations to that Partner of Partnership income and gain (or items thereof), including income and gain exempt from tax and income and gain described in Treasury Regulation Section 1.704-1(b)(2)(iv)(g), but excluding income and gain described in Treasury Regulations Section 1.704-1(b)(4)(i), and shall be decreased by (d) the amount of money distributed to that Partner by the Partnership, (e) the fair market value of property distributed to that Partner by the Partnership (net of liabilities secured by such distributed property that such Partner is considered to assume or take subject to under Section 752 of the
Code), (f) allocations to that Partner of expenditures of the Partnership described (or treated as described) in Section 705(a)(2)(B) of the Code, and (g) allocations of Partnership loss and deduction (or items thereof), including loss and deduction described in Treasury Regulation Section 1.704-1(b)(2)(iv)(g), but excluding items described in (f) above and loss or deduction described in Treasury Regulation Sections 1.704-1(b)(4)(i) or 1.704-1(b)(4)(iii). The Partners' Capital Accounts shall also be maintained and adjusted as permitted by the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(f) and as required by the other provisions of Treasury Regulation Sections 1.704-1(b)(2)(iv) and 1.704-1(b)(4), including adjustments to reflect the allocations to the Partners of depreciation, depletion, amortization, and gain or loss as computed for book purposes rather than the allocation of the corresponding items as computed for tax purposes, as required by Treasury Regulation Section 1.704-1(b)(2)(iv)(g). Thus, the Partners' Capital Accounts shall be increased or decreased to reflect a revaluation of the Partnership's property on its books based on the fair market value of the Partnership's property on the date of adjustment immediately prior to (A) the contribution of money or other property to the Partnership by a new or existing Partner as consideration for a Percentage Interest or an increased Percentage Interest (B) the distribution of money or other property by the Partnership to a Partner as consideration for a Percentage Interest, or (C) the liquidation of the Partnership. Upon the Disposition of all or a portion of a Percentage Interest, the Capital Account of the Transferring Partner that is attributable to such Percentage Interest shall carry over to the transferee in accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(l).

4. REPRESENTATIONS AND WARRANTIES.

      4.1. ALL PARTNERS. Each Partner, upon becoming a Party to this Agreement, represents, warrants and agrees that:

            4.1.1. It is either a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state where it was organized or incorporated, as the case may be, and has the power and authority to own (or lease) and use its properties and carry on its business as presently conducted;

            4.1.2. It has all requisite power and authority to execute, deliver and perform this Agreement and any other agreements required herein and to consummate the transactions contemplated by all the aforesaid;

            4.1.3. The execution, delivery and performance by it of this Agreement and any other agreements required herein and the consummation by it of the transactions contemplated by all of the aforesaid have been duly authorized by all necessary action on the part of such Partner;

            4.1.4. This Agreement and any other agreements required herein have been or will be duly and validly executed and delivered by it, and each such agreement constitutes the legal, valid and binding obligation of it enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, and similar laws of general application relating to or affecting the rights of creditors;

            4.1.5. The execution, delivery and performance of this Agreement and any other agreements required herein and the consummation by it of the transactions contemplated by all the aforesaid will not, (i) violate any applicable law, (ii) violate any order applicable to it or the assets contributed to the Partnership by it, or (iii) conflict with, or result in any material breach or default under its organization documents, or (iv) conflict with, or result in any material breach or default under any legally binding commitment, restriction or obligation to which it is bound or subject to, or result in the creation of any lien on the property of the Partnership or otherwise adversely affect the property of the Partnership or the Partnership; and

            4.1.6. It will not voluntarily cause a dissolution or termination of the Partnership, technical or otherwise, by failure to maintain its corporate existence or by any other act or omission to act.

      4.2. REPRESENTATIONS OF DEVCO AND WARREN REGARDING THE FRACTIONATION FACILITIES.

            4.2.1. TITLE. DEVCO and Warren have conveyed to the Partnership, as of the Effective Date, all of their right, title and interest in and to the Fractionation Facilities to the Partnership but shall not, and do not hereby, warrant title in any manner other than as follows: DEVCO and Warren do warrant and agree to defend any claims by third parties claiming title or ownership by, through or under DEVCO or Warren, but not otherwise, with regard to the use of the Surface Lease Area, Water Rights Areas and the title to the Fractionator and the Related Facilities and DEVCO's and Warren's right to enter into the Lease Agreement or convey the Fractionator and the Related Facilities; and, additionally, that Warren has no Knowledge of any parties asserting any claims contrary to Warren's possession, use and title to the Fractionation Facility.

            4.2.2. COMPLIANCE WITH LAWS. Warren, to the best of its Knowledge and except as to any matters described in the Disclosure Schedule, is in compliance with all permits, contracts and agreements relating to the Fractionator Facility, and is in compliance with all laws, including Environmental Laws, rules and regulations of federal, state or local entities which have jurisdiction over Warren or the Fractionator Facility.

            4.2.3. LEGAL ACTIONS. Except as shown in the Disclosure Schedule, there are no lawsuits, orders, decrees, injunctions or administrative, arbitration or other proceedings, pending or, to the Knowledge of Warren, threatened against the Fractionator Facility or which could require a change in the manner of operations of the Fractionator or use of the Fractionator Facility.

            4.2.4. INTELLECTUAL PROPERTY

                  (1) ASSETS. To Warren's Knowledge, the Disclosure Schedule
            contains a true and complete list of all agreements and assets governing intellectual property assets which are reasonably necessary for lawful operation of the Fractionation Facility, including but not limited to license agreements, patents and technical information.

                  (2) LICENSE OBLIGATIONS. To Warren's Knowledge, all licenses agreements granting Warren the right to use and possession of the intellectual property assets listed in the Disclosure Schedule are in full force and effect, all fees and payments that are accrued under the terms of same have either been paid in full or are not yet due, and Warren has received no notice of default from the parties licensing same nor to Warren's Knowledge are there any material breaches or defaults.

                  (3) NON-INFRINGEMENT. Warren has no Knowledge of any unexpired
            U.S. patents, other than those subject to the agreements listed in the Disclosure Schedule or within the scope of a license agreement listed in the Disclosure Schedule, that are reasonably likely to be infringed by the manufacture or processing of any Raw Product or Specification Product which are manufactured or processed by the Partnership or are proposed to be manufactured or processed by the Partnership and Warren has received no summons, complaint or other information suggesting any possible infringement of any unexpired patents.

      4.3. INSPECTION AND CONDITION OF FRACTIONATOR FACILITY. Amoco acknowledges that, prior to its execution of this Agreement, (i) it has been afforded access to and the opportunity to inspect the Fractionator Facility, (ii) it has inspected the Fractionator Facility to the extent it deems necessary or advisable, and (iii) it is relying upon its own inspections and investigation in order to satisfy itself as to the condition and suitability of the Fractionator Facility. Therefore, the Partners agree that the Partnership is receiving and accepting the conveyance of the Fractionator Facility, and the tangible assets comprising same, on an "AS IS" and "WHERE IS" basis and agrees to assume all risks with respect to the Fractionator Facility, whether or not revealed by any of the Partners' investigation, as of the Effective Date.

      4.4. PARTNERS' KNOWLEDGE AND EXPERTISE. The Partners' are engaged in the business of producing Raw Products and of transporting, fractionating and selling Raw Products and Specifications Products and related oil and gas businesses, and are familiar with all federal, state and local statutes, laws, ordinances, rules and regulations applicable to the Fractionator Facility and any associated business the Partnership intends to conduct in connection with the Fractionator Facility after the execution hereof, and has the expertise necessary to independently evaluate Warren's and DEVCO's title to, and the condition, operation, suitability, performance and prospects of, the Fractionator Facility.

      4.5. ENVIRONMENTAL LAWS. Amoco acknowledge that, prior to their execution of this Agreement, they have independently conducted such environmental inspections and investigations or obtained such environmental reports, audits, studies, assessments and inspections as they deemed necessary or advisable and that they are relying upon their own inspections and investigation in order to satisfy themselves as to environmental matters pertaining to the Fractionator Facility.

      4.6. DISCLAIMER OF REPRESENTATIONS AND WARRANTIES. EXCEPT AS TO MATTERS EXPRESSLY INDEMNIFIED AGAINST IN THIS AGREEMENT, (A) PARTNERSHIP AND THE PARTNERS ACCEPT THE ASSETS COMPRISING THE FRACTIONATOR FACILITY "AS IS" AND "WHERE IS" AND WITH ALL FAULTS AND DEFECTS, WHETHER PATENT OR LATENT, (B) NEITHER WARREN OR DEVCO MAKE ANY REPRESENTATION OR WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ALL OR ANY OF SAID ASSETS, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY REPRESENTATION WITH RESPECT TO THE DESIGN, QUALITY, DURABILITY OR SUITABILITY OF THE FRACTIONATOR FACILITY, OR ANY PORTIONS THEREOF, FOR A PARTICULAR PURPOSE, AND (C) NEITHER WARREN NOR DEVCO MAKE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, IN CONNECTION WITH THE VALUE, CONDITION, FITNESS OR USE OF SAID ASSETS OR THE PRESENCE, ABSENCE OR CONDITION OF ANY ENVIRONMENTAL CONTAMINANT OR THE PRESENCE OR EXISTENCE OF ANY ENVIRONMENTAL CONDITION, EXCEPT FOR THOSE ENVIRONMENTAL MATTERS DISCLOSED IN THE DISCLOSURE SCHEDULE.

      4.7. PARTNERSHIP'S ASSUMPTION OF OBLIGATIONS. From and after the Effective Date the Partnership hereby assumes and shall be solely responsible for, and shall perform and discharge all obligations, claims, liabilities, and taxes to the extent same arise out of or relate to the ownership of the Fractionator Facility or operation thereof from; including; without limitation, any obligations under any Environmental Laws applicable from and after the Effective Date to the extent same arise from or relate to conditions at or the operations of the Fractionator Facility from and after the Effective Date, subject to the Partnership's rights of indemnity under the express indemnities given in this Agreement.

      4.8. CROSS INDEMNIFICATIONS AND DEFENSE COSTS. The following cross indemnifications between the Partners and the Partnership with regard to the Fractionator Facility shall be applicable to all claims, damages, costs, demands, causes of action, fines, penalties, and losses (hereinafter referred to as "Claims").

            4.8.1. Warren hereby agrees to indemnify, hold harmless and defend the Partnership and its individual Partners, their respective directors, officers, employees, partners, representatives, successors and assigns from and against all Claims (including reasonable attorney's fees), excluding Claims between the Partnership and its Affiliates regarding the Fractionator Facility, which are asserted at any time against the Partnership or any of the Partners, and which arise out of, and are directly related to, or are in any manner connected with Warren's operation of any portion of the Fractionator Facility or ownership of an interest in any portion of the Fractionator Facility, or any portion thereof, prior to the Effective Time, including, but not limited to, all Claims related to breaches or defaults of the Contracts, Claims for injury or death to persons, Claims for damage to property and Claim relating to violations of applicable laws, including Environmental Laws, rules, orders, regulations or codes. This indemnity in this
            Section includes indemnity against all Claims, costs of removal and disposal, and any liabilities arising from the presence at the facility, of certain volumes of naturally occurring radioactive material waste ("NORM") that results from the fractionation of Raw Product received at the Facility. Such NORM is predominantly Pb 210 NORM waste and concentrates in particulate removed in the Facility's amine treating system filters and in sludge present in various vessels in the Facility, including sumps which capture water that is drained from various vessels. No disposal facility is currently available in the State of Texas for such NORM wastes and same will continue to be generated and stored at the Facility after the Effective Date until cost effective disposal services can be obtained by the Operator. The presence, and location, of such NORM wastes at the Facility is disclosed in the Disclosure Schedule and Warren agrees to clearly identify, mark and segregate NORM wastes generated prior to the Effective Date from those generated thereafter. PROVIDED, HOWEVER, THE INDEMNITY GIVEN BY WARREN IN THIS SECTION SHALL NOT EXTEND TO: (a) ANY CLAIMS WHICH ARE FOUNDED UPON ANY ALLEGED VIOLATION OF ENVIRONMENTAL LAWS TO THE EXTENT SAME ARE BASED ON LAWS OR REGULATIONS, OR AMENDMENTS THERETO, WHICH WERE NOT IN EFFECT ON THE EFFECTIVE DATE; OR (b) ANY CLAIMS WHICH ARE ASSERTED BY ANY THIRD PERSONS FROM AND AFTER THE EFFECTIVE DATE AND WHICH ARE FOUNDED UPON WARREN'S INTERPRETATION OR ADMINISTRATION OF ANY OF THE CONTRACTS PRIOR TO THE EFFECTIVE DATE TO THE EXTENT SUCH CLAIMS RELATE TO MONIES CLAIMED TO BE OWED, OR CONTRACTUAL DAMAGES ASSERTED, AND WHICH MONIES OR DAMAGES ARE ATTRIBUTABLE TO ANY ACCOUNTING PERIODS FROM AND AFTER THE EFFECTIVE DATE, AND THE PARTNERS EXPRESSLY ACKNOWLEDGES THAT THEY HAVE HAD AN ADEQUATE OPPORTUNITY TO REVIEW WARREN'S RECORDS REGARDING THE CONTRACTS AND WARREN'S ADMINISTRATION THEREOF AND THE PARTNERSHIP ASSUMES THE RISK OF ANY SUCH CONTRACTUAL CLAIMS AS TO CLAIMS FOR DAMAGES OR AMOUNTS OWED WHICH ARE ATTRIBUTABLE TO ACCOUNTING PERIODS FROM AND AFTER THE EFFECTIVE DATE.

            4.8.2. Warren and DEVCO also hereby agree to indemnify, hold harmless and defend the other Partners and the Partnership, their respective directors, officers, employees, partners, representatives, successors and assigns from and against all Claims (including reasonable attorney's fees) resulting from any inaccuracy in or breach of Warren's and DEVCO's representations and warranties under this Agreement.

            4.8.3. The Partners hereby agree that they and the Partnership shall indemnify, hold harmless and defend Warren and DEVCO, their respective directors, officers, employees, partners, representatives, successors and assigns from and against all Claim (including reasonable attorney's fees), which are asserted at any time against Warren and DEVCO, and which arise out of, and are directly related to, or are in any manner connected with the Partnership's operation of the Fractionator Facility or ownership of an interest in the Fractionator Facility, or any portion thereof on or after the Effective Date, including, but not limited to: obligations assumed by the Partnership under Section 4.7 above; all Claims related to breaches or defaults of contracts or agreements; Claims for injury or death to persons; Claims for damage to property and Claims relating to violations of applicable laws, rules, orders, regulations or codes; and any Claims: (a) which arise in any way in connection with any Environmental Conditions EXCLUDING Claims arising in connection with Environmental Conditions which relate to operation of the Fractionator Facility, or any portions thereof, prior to the Effective Date; or (b) which are asserted by any third persons from and after the Effective Date and which are founded upon Warren's interpretation or administration of any of the Contracts prior to the Effective Date to the extent such Claims relate to monies claimed to be owed, or contractual damages asserted, and which are attributable to any accounting periods from and after the Effective Date.

            4.8.4. The Partners agree also hereby agree that they shall indemnify, hold harmless and defend Warren and DEVCO, their respective directors, officers, employees, partners, representatives, successors and assigns from and against all Claims (including reasonable attorney's fees) resulting from any inaccuracy in or breach of their respective representations and warranties under this Agreement.

            4.8.5. With respect to all indemnifications contained in this Agreement, the indemnifying Party shall have the full authority to handle the defense of, and to negotiate, settle or in any other manner compromise any Claim for which it is indemnifying the other Party; and, so long as the indemnifying Party is conducting that defense in a reasonable manner, the indemnitee shall not be entitled to claim any legal expenses or costs of defense from the indemnifying Party. Provided, however, any settlement or release entered into or accepted by the indemnifying Party shall include a full release of the indemnified Parties hereunder. It is provided, however, that the indemnitee shall have the right to participate in the defense of any Claim(s) in which the indemnitee is named, and be represented by counsel chosen by the indemnitee, provided that the costs, fees and expenses of that participation shall remain the responsibility of and shall be borne by the indemnitee. The indemnitee shall only be entitled to compensation of costs of defense, including reasonable attorneys fees, in the event that the indemnifying Party has failed to conduct a reasonable defense of the Claim(s).

      4.9. EXCLUSIVE REMEDY. The remedies set forth in this Article 4 shall be the Partnership's and the individual Partners' exclusive remedies for any and all liabilities, costs or expenses, including any violation of any laws, occurring at or in connection with the Fractionator Facility prior to the Effective Date and the Closing Date, regardless of when discovered by the Partnership, either pursuant to this Agreement or pursuant to any other rights, including (without limitation) any common law rights or any rights created by or implied from any state or federal statute or regulation.

      4.10. SURVIVAL OF AND SCOPE OF INDEMNITIES. The indemnity provisions of this Agreement shall survive for a period of four (4) years from the Effective Date; excluding, however, the Partnership's indemnity given in Section 4.8.3. above, which shall not expire. Further, the Partnership and the Parties agree that the indemnities given herein shall not extend to or include to consequential damages incurred by the indemnified Parties or to punitive damages which are imposed as a result of the conduct of the indemnitee seeking to recover such amounts under an indemnity.

5. OTHER AGREEMENTS.

      5.1. PARTNER FRACTIONATION AGREEMENTS. As of the Effective Date, Warren and Amoco and an affiliate of Amoco, Amoco Oil Company, have also executed Fractionation Agreements with the Partnership in the forms attached hereto as Exhibit E.

      5.2. CONVEYANCING DOCUMENTS. After the execution of this Agreement but on or before the Effective Date of this Agreement, Warren and DEVCO will have executed and delivered the Conveyancing Documents; consisting of the following:

            5.2.1. The Lease Agreement, in the form attached as Exhibit D;

            5.2.2. Three Assignments and Bills of Sale (all in the form set forth in Exhibit F); one from Warren to DEVCO of a two percent (2%) undivided interest in and to the Fractionation Facility, one from DEVCO to the Partnership of that same 2% interest, and one from Warren to the Partnership of a ninety-eight percent (98%) undivided interest in and to the Fractionation Facility;

            5.2.3. One easement, in a form to be agreed to between the Partners, Warren and DEVCO, to be for the same term as the term of this Agreement, for the purpose of allowing the continued presence of, and Partnership access to, all Related Facilities, with terms no more burdensome than those set forth for surface use in the Lease Agreement.

      5.3. AMOCO PARENT GUARANTY. On or before the Effective Date of this Agreement, Amoco shall have obtained an original executed guaranty of its obligations hereunder by its parent company, Amoco Oil Company, substantially in the form attached hereto as Exhibit H, and delivered same to Warren and DEVCO, and Warren and DEVCO shall not be obligated to execute their respective Conveyancing Documents to convey title to the Fractionation Facility into the Partnership until receipt of same.

      5.4. ASSIGNMENT OF OTHER AGREEMENTS. To the extent that any of the Contracts can not, by their terms or because of the objection of a party to such Contract be assigned to the Partnership, Warren will deliver all Raw Product which it receives pursuant to such Contracts and will fractionate same at the Fractionation Facility, and will provide the Partnership the beneficial rights, including without limitation any fee payments to which it might be entitled under fractionation service agreements, to the Partnership, and the Partnership agrees to perform and bear the responsibility for all obligations of Warren under such Contracts.

      5.5. OPERATING AGREEMENT. On the Effective Date, DEVCO, for and on behalf of the Partnership and in its capacity as the Managing General Partner, and the Partners, for the limited purposes stated therein, shall execute with Warren the Operating Agreement.

6. DISTRIBUTIONS.

      6.1. MONTHLY DISTRIBUTIONS. By the thirtieth (3Oth) day following the end of each Month, the Managing General Partner shall distribute to the Partners and the Partners shall receive any Distributable Cash based on their respective Percentage Interests, and subject to any Distributions then in effect pursuant to Section 3.9.2. Distributions of $50,000 or more shall be made by wire transfer and payments of less than $50,000 shall be made by check, all to each Partner in accordance with the individual payment instructions provided by each Partner to the Managing General Partner.

      6.2. DISTRIBUTIONS ON TERMINATION. Upon termination of the Partnership, the Partners shall take account of all of the Partnership's Property and liabilities. Notwithstanding the foregoing provisions of this Section 6, the proceeds of liquidation of the Property, or Property distributed in kind, shall be applied and distributed in the following order:

            6.2.1. PAYMENT OF DEBTS AND ESTABLISHMENT OF RESERVES. To the extent permitted by law, the proceeds of the liquidation sales shall be paid or distributed as follows:

                  (1) First, to the expenses of liquidation:

                  (2) Second, to the repayment of the debts of the Partnership other than debts owing to the Partners;

                  (3) Third, to the establishment of reasonable reserves for obligations and contingent liabilities of the Partnership; and

                  (4) Fourth, to the repayment of such debts as are owing to the
            Partners.

            6.2.2. DISTRIBUTIONS TO PARTNERS. All remaining available proceeds from dissolution and winding up of the Partnership, shall be distributed to all of the Partners in amounts equal to the Partners' positive Capital Account balances after adjusting such Capital Accounts for all distributions made pursuant to Section 6.1 above and all allocations under Article 7 below.

7. ALLOCATIONS TO PARTNERS.

      7.1. IN GENERAL. For purposes of maintaining the Capital Accounts pursuant to Section 3.10 and for income tax purposes, except as provided in Section 7.2,
7.3 and 7.4, each item of income, gain, loss, deduction and credit of the Partnership shall be allocated to the Members in accordance with their Percentage Interests.

      7.2. OTHER TAX ALLOCATIONS. For income tax purposes, income, gain, loss, and deduction with respect to property contributed to the Partnership by a Partner or revalued pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(f) shall be allocated among the Partners in a manner that takes into account the variation between the adjusted tax basis of such property and its book value, as required by Section 704(c) of the Code and Treasury Regulation Section 1.704-1
(b)(4)(i), using the remedial allocation method permitted by Treasury Regulation
Section 1.704-3(d).

      7.3. SPECIAL ALLOCATIONS. The following special allocations shall be made in the following order:

            7.3.1. QUALIFIED INCOME OFFSET. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section 1.704-1(b)(2)(ii)(d)(6) of the
            Treasury Regulations, items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Person as quickly as possible, provided that an allocation pursuant to this
            Section 7.3.1. shall be made only if and to the extent that such Person would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 7 have been tentatively made as if this Section 7.3.1. were not in this Agreement.

            7.3.2. GROSS INCOME ALLOCATION. In the event any Partner has an Adjusted Capital Account Deficit at the end of any calendar year which is in excess of the sum of (i) the amount such Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as provided that an allocation pursuant to this Section 7.3.2. shall be made possible only if and to the extent that such Person would have an Adjusted Capital Account Deficit in excess of such sum after all other allocations provided for in this Article 7 have been made as if
            Section 7.3.1. hereof and this Section 7.3.2. were not in this Agreement.

            7.3.3. SECTION 754 ADJUSTMENT. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Treasury Regulations
            Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their Percentage Interests in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partners to whom such distribution was made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

            7.3.4. If a cash Distribution under Section 3.9.2 is made, then income will be allocated to the Participating Partners in an amount equal to the Distribution.

      7.4. CURATIVE ALLOCATIONS. The allocations set forth in Section 7.3.1., 7.3.2., and 7.3.3. (the "Regulatory Allocations") are intended to comply with certain requirements of Treasury Regulations Section 1.704-1(b). Notwithstanding any other provision of this Article 7

(other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating items of income, gains and loss deduction among the Partners so that, to the extent possible, the net amount of such allocations of items of income, gains, and loss deduction and the Regulatory Allocations to the Partners shall be equal to the net amount that would have been allocated to them if the Regulatory Allocations had not occurred. Allocations made pursuant to this Section 7.4 are hereby authorized by the Management Committee and shall be for the purpose of minimizing the economic distortions that might otherwise result from the application of the Regulatory Allocations.

8. MANAGEMENT OF THE PARTNERSHIP.

      8.1. MANAGEMENT COMMITTEE. The business of the Partnership shall be managed by the Managing General Partner, subject to review and approval of certain matters by the Management Committee. The Management Committee shall be comprised of principal representatives appointed by each of the Partners. For purposes of representation on the Management Committee, each Partner shall have one representative on the Management Committee. The Management Committee shall meet at least once during the calendar year and such meetings will be held to inform the members of the activities of the Partnership and to act on any matters which require action by the Management Committee including review and approval of the budgets prepared by the Operator under the supervision of the Managing General Partner. Each Partner shall bear its own costs incurred in connection with its representative traveling to and attending any Management Committee meeting and same shall not be considered a Partnership expense for which the Partner is entitled to reimbursement from the Partnership's funds.

      8.2. MEETING NOTICE. The Management Committee shall meet upon five (5) business Days notice at the call of any Partner to all other Partners. However, the Managing General Partner shall give all Partners 30 Days minimum advance notice of the time and place of the annual meeting.

      8.3. VOTING PROCEDURES. The Management Committee may act by vote at a meeting or without a meeting by written vote. Members of the Management Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all individuals participating in the meeting shall constitute presence in person at such meeting. Each Management Committee representative shall be entitled to a number of votes equal to its Partner's Percentage Interest at the time of any vote.

      8.4. VOTE REQUIRED. Except as otherwise provided in this Agreement, approval of any matter by the Management Committee shall require a vote of more than eighty-eight percent (88%) of the total Percentage Interest of all Partners entitled to vote.

      8.5. MINUTES. The Management Committee will appoint a secretary who will be present at and record the minutes of all meetings and promptly provide each member with copies thereof following each meeting. The original of the minutes as approved by each Partner shall be maintained at the principal office of the Managing General Partner.

      8.6. MATTERS REQUIRING UNANIMOUS APPROVAL. The following items shall require approval of all members of the Management Committee:

                  (1) Authorize any short term or long term borrowing or other debt on behalf of the Partnership, except for trade credit incurred by the Operator or the Managing General Partner in the ordinary course of business and within their expenditure authorities set forth in this Agreement or in the Operating Agreement;

                  (2) Sell, lease, mortgage, pledge, transfer, assign, or
            otherwise encumber or dispose of all or substantially all of the Property or merger or combination of the Partnership with or into any other Person in one or a series of transactions;

                  (3) Lend money to, or guarantee the obligation of any Person on behalf of the Partnership;

                  (4) Make, execute or delivery for the Partnership any
            mortgage, deed of trust or security agreement conveying a security interest in any of the Property;

                  (5) Release, compromise or settle any claim against the
            Partnership or in its favor (except upon full satisfaction of claims in its favor) in excess of $500,000 or any insurance claim in excess of $250,000;

                  (6) Any decision to rebuild or repair any portions of the
            facilities of the Partnership after the occurrence of a casualty loss or damage to such facilities if the cost of rebuilding or repair equals or exceeds $5,000,000;

                  (7) Require Partners to make any Capital Contributions to the
            Partnership other than their Initial Investments;

                  (8) Cause the Partnership to make any tax elections, decisions or allocations other than as necessary to carry into effect the express provisions of this Agreement;

                  (9) Institute any judicial or administrative proceedings on behalf of any Partners individually or institute any judicial or administrative proceedings on behalf of the Partnership where the amount in controversy is in excess of $500,000, except to the extent expressly authorized under the Operating Agreement;

                  (10) Terminate the business or dissolve the Partnership or appoint a liquidating trustee other than as provided in Article 12;

                  (11) Change the provisions of Exhibit B (Income Tax Matters);

                  (12) Amend this Agreement, the Operating Agreement, the
            Conveyancing Documents or the Partners Fractionation Agreements;

                  (13) Create or dispose of any subsidiary of the Partnership or any interest therein;

                  (14) Enter into any material contract or arrangement having a term in excess of two (2) years (excluding material master services agreements) other than the than Third Party Fractionation Agreements, the Conveyancing Documents, Operating Agreement, the Partners Fractionation Agreements or any other agreements specifically contemplated by this Agreement and intended to be effective as of the Effective Date;

                  (15) Enter into any Third Party Fractionation Agreement having a term in excess of five (5) years;

                  (16) Except as otherwise provided herein, do or permit or
            suffer to be done any act or thing whereby the Partnership may be wound up, liquidated or dissolved (whether voluntarily or compulsorily);

                  (17) Change the nature or scope of the Partnership's business or commence any new business outside of the scope activities related or incidental to the purposes of the Partnership set forth in
            Section 1.5 or outside of the Mont Belvieu Area;

                  (18) Do any act which would make it impossible to accomplish the purposes of the Partnership;

                  (19) Change the definition of fiscal year in Section 9.2.

                  (20) Admit any additional partner to the Partnership except pursuant to Section 11;

                  (21) Remove or change the Managing General Partner, except as provided in Section 8.9;

                  (22) Place or permit any liens to exist on the Property if consent for such
            liens is required under any debt instruments of any Partner or an Affiliate of any Partner; and

                  (23) Purchase any insurance for the Partnership or any
            Partner(s) beyond that required by law or that required to be maintained by the Operator pursuant to the terms of the Operating Agreement.

      8.7. AUTHORITY TO BIND THE PARTNERSHIP. Except as provided in this Agreement or as expressly authorized by the Management Committee consistent with this Agreement, no Partner shall have any power or authority to act on behalf of the Partnership in any manner affecting the Partnership, or to bind the Partnership, or to represent that it has such power or authority.

      8.8. DUTIES OF MANAGING GENERAL PARTNER. The Managing General Partner shall supervise and monitor the Operator's performance of its duties pursuant to the terms of the Operating Agreement and Article 9 below and shall serve as the Tax Matters Partner and perform generally all managerial duties related to conducting the ordinary business of the Partnership to the extent same have not been delegated to the Operator, including filing of any tax returns, governmental filings, and reports. Certain portions of Article 9 below also govern the Managing General Partner's performance and authority hereunder to the extent same expressly so state.

      8.9. CHANGE OF MANAGING GENERAL PARTNER

            8.9.1. RESIGNATION OF MANAGING GENERAL PARTNER. The Managing
            General Partner or any successor may resign effective 180 Days after written notice to the Management Committee. A vote of 100% approval of all the Partners will be required to select a new Managing General Partner. Upon the date the resignation is effective, the Managing General Partner shall be relieved of its obligations except as otherwise provided in this Agreement.

            8.9.2. REMOVAL OF MANAGING GENERAL PARTNER. The Managing General Partner may be removed by the vote of more than eight-eight percent (88%) of the Percentage Interest of the Partners if; (1) such Managing General Partner breaches any material provision of this Agreement and fails or refuses to cure such breach within a reasonable time after written notice from the Management Committee to do so; or (2) Managing General Partner is placed in bankruptcy or receivership or executes an assignment for the benefit of creditors. Managing General Partner has the right to demand an arbitration of the fairness and reasonableness of any such removal pursuant to the dispute resolution provisions of this Agreement. The Partners may, by unanimous vote of the Management Committee, elect a successor Managing General Partner.

            8.9.3. SUCCESSOR MANAGING GENERAL PARTNER. Upon the resignation or removal of the Managing General Partner, as provided for above, the following shall govern:

                  (1) Management Committee shall promptly select a successor in accordance with the procedures set forth in such sections. Any Partner may submit a bid to the Management Committee to become Managing General Partner. Upon notice of resignation or removal of any Managing General Partner, said managing General Partner shall forthwith deliver to its successor, originals of all books, records, accounts, and audits and all other data and information in its and its Affiliates' possession relative to this Agreement.

                  (2) In the event of resignation or removal of Managing General
            Partner, such Managing General Partner shall be reimbursed for charges, expenditures and liabilities incurred by it for services rendered hereunder in accordance with this Agreement, except for such charges, expenditures or liabilities which are in dispute, and said dispute will be resolved in accordance with the dispute provisions of Section 13.

                  (3) Any Party hereto becoming a successor Managing General
            Partner shall thereupon succeed to all duties, powers, obligations, rights and authorities conferred upon the Managing General Partner herein.

            8.9.4. COMPENSATION TO PARTNERS. Except as otherwise provided in this Agreement, all agreements regarding services for which the Partners or any Affiliate is to receive compensation from the Partnership or with respect to partnership activities shall be embodied in written contracts which precisely describe the services to be rendered and all compensation to be paid and which are approved by the Management Committee.

      8.10. DUTIES OF GENERAL PARTNERS AND OTHERS CONTROLLING GENERAL PARTNERS. To the extent that, at law or in equity, any Partner, or any employee, agent or representative of same, has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, the General Partners and any other Person acting in connection with the Partnership's business or affairs, they shall not be liable to the Partnership or to any Partner for their good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of any such Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Persons

9. OPERATION OF THE FACILITY.

      9.1. GENERAL. Subject to the provisions of the Operating Agreement, Operator shall have the exclusive right to operate the Facility, supervise construction of all modifications to the Facility and negotiate agreements with third parties related to the operation of the Partnership business; including, without limitation, for the provision of processing or fractionating services, all strictly in the manner set forth in the Operating Agreement. The Operating Agreement shall also govern removal and resignation of the Operator.

      9.2. Fiscal Year. The fiscal year of the Partnership shall be the calendar year.

      9.3. CHANGE OF OPERATOR. The Partners may, by unanimous vote of the Management Committee, direct the Managing General Partner to select a successor Operator and direct the Managing General Partner to terminate the Operating Agreement with the then current Operator, provided same is a termination allowed under the terms of the Operating Agreement. Once a successor Operator is selected by the Managing General Partner, such successor Operator and the new Operating Agreement proposed to be executed with such successor shall be submitted by the Managing General Partner to the Management Committee for approval.

      9.4. RESIGNATION OF OPERATOR. Operator or any successor may resign effective 180 Days after written notice to the Management Committee. A vote of 100% approval of all the Partners will be required to select a new Operator. Upon the date the resignation is effective, the Operator shall be relieved of its obligations except as otherwise provided in the Operating Agreement.

      9.5. REMOVAL OF OPERATOR . Operator may be removed by a vote of more than fifty percent (50%) (based an Percentage Interests held) of the Management Committee representatives other than those to whom the Operator is an Affiliate if; the Operator is then in breach of the terms of the Operating Agreement and the Partnership has the right to terminate same pursuant to Section 9.3 of the Operating Agreement.

      9.6. SUCCESSOR OPERATOR. Upon the resignation or removal of the Operator, as provided for in any of the above Sections 9.3, 9.4 and 9.5, the following shall govern:

                        (i) Management Committee shall promptly select a
                  successor in accordance with the procedures set forth in such sections. Any Partner may submit a bid from it or one of its Affiliates to the Management Committee to operate the Facility. Upon notice of resignation or removal of any Operator, said Operator shall forthwith deliver to its successor, originals of all books, records, accounts, and audits and all other data and information in its and its Affiliates' possession relative to the Operating Agreement.

                        (ii) In the event of resignation or removal of Operator,
                  such Operator shall be reimbursed for charges, expenditures and liabilities incurred by it for services rendered hereunder in accordance with the Operating Agreement, except for such charges, expenditures or liabilities which are in dispute, and said dispute will be settled in a timely manner.

                        (iii) Any party hereto becoming a successor Operator
                  shall thereupon succeed to all duties, powers, obligations, rights and authorities conferred upon the Operator in the newly executed Operating Agreement and herein with regard to the operation of the Facility.

      9.7. TRANSACTIONS WITH AFFILIATES. Notwithstanding any other provisions of this Agreement, the following provisions and restrictions shall govern with respect to any transactions between the Partnership and the Partners or their
Affiliates:

            9.7.1. ACQUIRING ASSETS. The Partnership shall not acquire any property or assets from a Partner or any Affiliate of a Partner, except as to the Operator to the extent allowed pursuant to the terms of Exhibit A (Accounting Procedure), unless the terms of the transaction are approved by a majority of all the other Partners.

            9.7.2. TRANSFERRING ASSETS. The Partnership shall not transfer any asset to a Partner or any Affiliate of a Partner except pursuant to
            Section 9 herein or Exhibit A.

            9.7.3. CONTRACTS WITH AFFILIATES. The Partnership shall be entitled to engage in any transaction related to its business with the Partners or Affiliates of the Partners, provided that Partners owning a majority of all Percentage Interests held by disinterested Partners (i.e., those who are not directly or through any of their Affiliates a party to the transaction being reviewed) shall approve the terms, conditions and fees for such services or transactions.

            9.7.4. COMPENSATION TO PARTNERS. Except as otherwise provided in this Agreement, all agreements regarding services for which the Partners or any Affiliate is to receive compensation from the Partnership or with respect to partnership activities shall be embodied in written contracts which precisely describe the services to be rendered and all compensation to be paid.

10. INDEMNITIES AND INSURANCE.

      10.1. DEFINITIONS. For the purposes of this Section 10, "Partner", "Partnership", "Operator" and "Affiliate" will be deemed to include their respective officers, directors, agents and employees.

      10.2. OBLIGATIONS OF PARTNER. No Partner shall be held individually responsible or liable for damage arising out of:

            10.2.1. Breach of this Agreement by another Partner;

            10.2.2. Misrepresentation by another Partner;

            10.2.3. Anything done or omitted to be done through the gross negligence or willful misconduct of another Partner.

            10.2.4. Any activity engaged in by another Partner outside the ordinary course of the business of the Partnership.

To the extent that a Partner's conduct falls within the list herein enumerated, that Partner agrees to indemnify and hold harmless and defend each of the other Partners and their Affiliates and the Partnership from and against all claims, loss, damage, demand, liability, obligations, or rights of actions on account thereof.

      10.3. INDEMNITY TO MANAGING GENERAL PARTNER NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE PARTNERSHIP AND EACH PARTNER, AS TO ITS PERCENTAGE INTEREST IN THE PARTNERSHIP, HEREBY SPECIFICALLY AGREES THAT MANAGING GENERAL PARTNER SHALL NOT BE LIABLE FOR, AND RELEASES MANAGING GENERAL PARTNER FROM AND AGREES TO INDEMNIFY AND HOLD HARMLESS MANAGING GENERAL PARTNER FROM
AND AGAINST ANY AND ALL CLAIMS, WHETHER FINANCIAL OR OTHERWISE, IN ANY WAY ARISING OUT OF, IN CONNECTION WITH, OR INCIDENT TO THE OPERATION OF THE FACILITY, INCLUDING, BUT NOT LIMITED TO, (I) ANY VIOLATION OR ALLEGED VIOLATION OF ANY APPLICABLE LAWS, INCLUDING ENVIRONMENTAL LAWS; (II) ANY INJURY TO OR DEATH OF ANY PERSONS OR LOSS OF ANY PROPERTY; AND (III) ALL CLAIMS ARISING OUT OF ANY CONTRACTS OR AGREEMENTS, INCLUDING BUT NOT LIMITED TO INDEMNITY OBLIGATIONS ASSUMED BY THE MANAGING GENERAL PARTNER. IN ALL CASES DESCRIBED ABOVE, THE PARTNERSHIP'S AND EACH PARTNER'S OBLIGATION TO INDEMNIFY AND HOLD THE MANAGING GENERAL PARTNER HARMLESS SHALL APPLY WHETHER OR NOT ANY SUCH CLAIMS SHALL ARISE IN WHOLE OR IN PART FROM ANY SOLE, JOINT OR CONCURRENT FAULT OR NEGLIGENCE OF THE MANAGING GENERAL PARTNER, OR ANY OF ITS CONTRACTORS, PROVIDED, HOWEVER, THAT THE PARTNERSHIP AND EACH PARTNER SHALL NOT BE REQUIRED TO RELEASE, INDEMNIFY OR HOLD HARMLESS THE MANAGING GENERAL PARTNER FROM ANY CLAIMS ARISING OUT OF, ATTRIBUTABLE TO, IN CONNECTION WITH OR INCIDENT TO ANY GROSS

NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT OF THE MANAGING GENERAL PARTNER, THE OPERATOR OR THEIR RESPECTIVE CONTRACTORS. THE FOREGOING RELEASE AND INDEMNITY APPLIES TO ACTS OR OMISSIONS OF THE MANAGING GENERAL PARTNER WITH RESPECT TO BUSINESS DECISIONS PERTAINING TO THE FACILITY.

      10.4. INSURANCE. Each Partner shall maintain its own insurance against its portion of the risks attendant to the ownership and operation of the Property. Each Partner shall maintain, at such Partner's expense, at all times during the term of this Agreement the insurance coverage set forth below with companies satisfactory to the Management Committee with full policy limits applying, but not less than, as stated. The minimum insurance coverage shall be as follows:

            (a) Auto Liability, including employer's non-owned coverage, with minimum limits of $1,000,000:

            (b) General Liability coverage with minimum limits of $1,000,000 bodily injury and property damage each and in the aggregate to include broad form property damage coverage;

            (c) Umbrella Liability coverage with limits of at least $5,000,000; and

            (d) Property loss coverage in an amount equal to a percentage of the replacement value of the Property equal to such Partner's Percentage Interest.

Each policy shall be endorsed to provide waiver of subrogation rights in favor of the Partnership and each Partner. Each Partner agrees to contribute to the Partnership proceeds of its insurance to pay any losses of the Partnership that would have been covered had the Partnership maintained its own policies of that same type and coverage. Each Partner may self-insure as to the risks that would otherwise be covered by the above types of coverage, but shall be obligated to pay and contribute to the Partnership amounts that would have been payable under industry standard form policies for such coverages up to the amounts set forth above. Provided, however, no Partner shall be obligated to pay insurance proceeds or contribute to the Partnership any amounts as to casualty losses within the scope of Section 8.6.6 above unless and until the Management Committee approves the rebuilding or repair of the effected portions of the facilities.

      10.5. POLICY REQUIREMENTS. With respect to the insurance obtained by the Partners as provided in Section 10.4 above, such insurance shall include the following:

            (a) A requirement that the insurer provide the Partnership with thirty (30) days written notice prior to the effective date of any cancellation of or material change to any such insurance;

            (b) Each such insurance policy shall name the Partnership and each Partner as additional insureds with respect to the operation of the Facility and shall be primary to and not in excess of or contributory with any other insurance available to the Partnership or each Partner.

      10.6. THIRD PARTIES. It is not the intention of the Partners to release from liability any third party with whom the Managing General Partner contracts for the performance of the carrying out of its obligations in terms of this Agreement. The provisions of this Article 10 are not made for the benefit of any person or entity other than the Partnership, the Partners and their Affiliates.

      10.7. Notice. The indemnified Party shall promptly give notice to the indemnifying Party of any CLAIMS loss, damage, demands, liabilities, obligations or rights of action for which such Party seeks indemnity.

11. TRANSFERABILITY OF PERCENTAGE INTERESTS.

      11.1. TRANSFERS TO AFFILIATES. A Partner may, at any time upon written notice to the Partnership, transfer all or any part of its Percentage Interest to any Affiliate or Affiliates. After complying with the requirements of Section 11.5, any Affiliate transferee shall automatically become a Partner in accordance with the provisions of this Agreement without any requirement of an affirmative vote by the other Partners.

      11.2. TRANSFERS TO PARTIES OTHER THAN AFFILIATES. Subject to the Partners' Right of First Refusal contained in Section 11.3, a Partner may transfer all or any part of its total Percentage Interest to one or more parties other than Affiliates upon receiving the written consent to that transfer from all of the other Partners. The other Partners agree that they will not unreasonably withhold written consent to any such transfer. After complying with the requirements of Section 11.5, each transferee shall thereafter be a Partner for all purposes of this Agreement.

      11.3. RIGHT OF FIRST REFUSAL. If a Partner desires to dispose of all or some of its Percentage Interest in the Partnership ("Transferring Partner") to a non-Affiliate, then it may do so after first offering the interest to the other Partners who hold Partnership interests of the same class as the one to be transferred ("Qualified Partners"), and such Qualified Partners shall have a preferential right to purchase such interest on the same terms offered by a bona fide purchaser ready and able to purchase. The Transferring Partner shall give written notice to the Qualified Partners, at least 45 Days prior to the effective date of such disposition, specifying the interest, the price and terms of sale, the identity of the proposed purchaser and attaching a good faith letter of intent between the Transferring Partner and the proposed purchaser containing the material terms and conditions of the sale. Each of the Qualified Partners shall have a period of 60 Days after the receipt of the notice to exercise its option to purchase the interest on the terms and conditions set forth in the letter of intent or similar document. If any of the Qualified Partners wishes to exercise its option under this Section it shall do so by giving written notice to the Transferring Partner and each of the other Partners within the 60-Day period. If more than one of the Qualified Partners exercises their options under this Section, the Percentage Interest being transferred shall be divided and sold to each of the exercising Qualified Partners in shares proportional to each such Qualified Partner's Percentage Interest. If the Transferring Partner has not completed said sale within 120 Days following the expiration of the 60 Day period, then the preferential rights of the Qualified Partners shall be considered as revived and the interest shall have to be re-offered to the Qualified Partners by the Transferring Partner in accordance with this Section. The rights granted to Partners under this Section shall apply to each and every transfer of all or any portion of any Percentage Interests other than to Affiliates of a Partner, and such rights shall apply regardless of whether prior conveyances of that same or other Percentage Interests have occurred without any Partners exercising their preferential rights hereunder and these rights shall not be deemed waived as to Percentage Interests held by new Partners or transferees of any of the original Partners due to the other Partner or Partners failing to exercise same as to any prior transfers, including the transfer to such new Partner or transferee.

      11.4. CHANGES IN CONTROL. A change in the ultimate parent company of a Partner, or the merger or sale thereof to a previously unrelated third party, shall not be considered a transfer of the Percentage Interest by the affected Partner and the other Partner's rights under Section 11.3 above shall not be considered to be activated or applicable.

      11.5. GENERAL CONDITIONS OF TRANSFERS. Every transfer, assignment or other disposition of all or any part of a Partner's Percentage Interest under any provision of this Agreement shall be conditioned upon its being effective only when the party receiving that Percentage Interest agrees in writing to be bound by this Agreement and to assume all obligations, liabilities and duties with respect to that Percentage Interest to which the prior holder was bound and that the transfer, assignment or other disposition shall be conditioned in the case of a transfer to an Affiliate that the transferor shall remain responsible, as a guarantor, for compliance by the transferee with the requirements of this Agreement.

      11.6. Notwithstanding anything to the contrary herein contained, no Partner shall be permitted to transfer all or any portion of his interests (except involuntary to his personal representative by operation of law) if in the opinion of the tax advisors normally employed by the Partnership, it is more likely than not that such transfer will terminate the Partnership for federal income tax purposes under Code Section 708(b)(1)(B). Any Partner proposing to make a transfer otherwise permitted under this Agreement of all or any portion of its Percentage Interest shall give notice of the proposed transfer to the Partnership at least forty-five (45) business days prior to the time of the proposed transfer. If, within such period, the Partnership does not obtain and deliver such an opinion to the Partner proposing to make such transfer, the proposed transfer may be consummated in the manner described in the aforementioned notice to the Partnership. Any attempted transfer in violation of the conditions set forth herein shall be null and void AB INITIO and the Partner making or attempting to make such a prohibited transfer shall indemnify and hold the Partnership and each other Partner wholly and completely harmless from any cost, liability, or damage (including any increase in their respective federal and state tax liabilities) resulting therefrom.

12. WINDING UP AND TERMINATION OF THE PARTNERSHIP.

      12.1. EVENTS REQUIRING WINDING UP. The Partnership shall be wound up and terminated upon the earliest of the following events:

            12.1.1. The expiration of the Term pursuant to the terms of Section 1.6; or

            12.1.2. The written demand of one or more Partners controlling ninety percent (90%) or more of the Percentage Interests;

            12.1.3. Upon the removal, withdrawal, bankruptcy, insolvency, or dissolution of a Partner unless, at the time, there are at least two other Partners; or

            12.1.4. Sale or other disposition of all or substantially all of the Property;

            12.1.5. Entry of an order of judicial dissolution under the Act;

            12.1.6. Failure of any Partner to deliver or cause to be delivered its Initial Investment within fifteen (15) days after the Effective Date.

      12.2. PARTNER'S PURCHASE OF PROPERTY. The Partners or any Affiliate may bid in any open bidding process held by a liquidator and, if its bid is determined to be the best, it may purchase any of the Property upon dissolution. The liquidator shall notify each Partner in writing of any offers it receives to purchase any of the Property. Each Partner shall have the right to purchase any Partnership Property for the same price and on the same terms and conditions offered in writing by any third party and which are acceptable to the liquidator in preference to such third party. The preferential purchase rights available to the Partners shall be exercised by written election delivered to the liquidator within thirty (30) business days after such Partner has received notice of the offer and the failure to respond to a notice of a third party offer shall be deemed a waiver of the rights under this Section 12.2.

      12.3. TIME OF LIQUIDATION. A reasonable time shall be allowed for the orderly liquidation of the Property and the discharge of liabilities to creditors so as to enable the Partners to minimize the normal losses attendant upon a liquidation.

      12.4. NO LIABILITY FOR RETURN OF CAPITAL. No Partner shall be personally liable for the return of all or any part of the contributions of any other Partner to the Partnership. Any such return shall be made solely from the Partnership Property.

      12.5. LIQUIDATION PROCEDURE.

            12.5.1. Liquidation, winding up and termination of the Partnership will commence upon dissolution and be conducted and supervised by the Managing General Partner, unless dissolution is brought about by an event referred to in Section 12.1.3 where the Partner involved is the Managing General Partner, in which case liquidation, winding up and termination shall be conducted and supervised by a liquidating trustee approved by all the remaining Partners, or by a liquidating trustee selected by the all of the members of the Management Committee. It is expressly recognized that the General Partner, in conducting a liquidation, winding-up and termination of the Partnership under this Section, shall be entitled to sell all or any part of the Property to itself or to a Limited Partner in accordance with Section 12.2, except to the extent all the Partners agree to distribute some or all of the Property to one or more Limited Partners. The General Partner or other liquidating trustee in exercising is obligations under this Section will have all rights and powers with respect to the Property and liabilities of the Partnership, including the right to transfer such Property and settle liabilities and will proceed with reasonable promptness to liquidate the Partnership.

            12.5.2. Dissolution of the Partnership shall be effective on the Day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Certificate of Limited Partnership filed under the Act shall have been canceled and the Property shall have been distributed as provided in this Section. Notwithstanding the dissolution of the Partnership prior to the termination of the Partnership, the business of the Partnership, as such, shall continue to be governed by this Agreement. Upon dissolution, the Managing General Partner or, if there is none, the liquidating trustee approved by all of the members of the Management Committee shall liquidate the Property through one or more sales by or on behalf of the Partnership under this Section, apply and distribute the proceeds from such sales and distribute the Property as provided in Section 12.6, and cause the cancellation of the Partnerships Certificate of Limited Partnership.

      12.6. NEGATIVE CAPITAL ACCOUNT BALANCES. No Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership.

13. ALTERNATIVE DISPUTE RESOLUTION

      (a) COVERED DISPUTES - Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including, without limitation, the meaning of its provisions, or the proper performance of any of its terms by either Party, its breach, termination or invalidity ("Dispute") will be resolved in accordance with the procedures specified in this Section, which will be the sole and exclusive procedure for the resolution of any such Dispute, except that a Party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo. Despite the filing of any such injunctive or other provisional judicial relief, the Parties will continue, subject to Subsection
(j) below, to participate in the applicable procedures specified in this Section. The obligation to participate in such applicable procedures shall not require either Party to participate in the negotiation between executives procedures set forth in Subsection (c) below or the mediation procedures set forth in Subsection (d) below if either Party determines, in its sole discretion, that such procedures would be futile.

      (b) INITIATION OF PROCEDURES. Either Party desiring to initiate the dispute resolution procedures set forth in this Section with respect to a Dispute not resolved in the ordinary course of business (the "Initiating Party") must give written notice of the Dispute (the "Dispute Notice") to the other Party (the "Non-Initiating Party"). The Dispute Notice shall include (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party, and of any other person who will accompany the executive, in the negotiations under Subsection (c) below.

      (c) NEGOTIATION BETWEEN EXECUTIVES - If one Party has given a Dispute Notice under Subsection (b) above, the Parties may attempt in good faith to resolve the Dispute within forty-five (45) days following receipt of the Dispute Notice by the Non-Initiating Party by negotiation between executives who have authority to settle the Dispute and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement or the matter in Dispute. Within fifteen (15) days after receipt of the Dispute Notice, the Non-Initiating Party may submit to the other a written response. If given, the response will include (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. If such a response is given by the Non-Initiating Party, within forty-five (45) days following receipt of the Dispute Notice by the Non-Initiating Party, the executives of both Parties will meet at a mutually acceptable time and place, and thereafter, as often as they reasonably deem necessary, to attempt to resolve the Dispute.

      (d) MEDIATION - If the Dispute has not been resolved by negotiation under the Subsection (c) above within forty-five (45) days following receipt of the Dispute Notice by the Non-Initiating Party or if the Non-Initiating Party fails to respond within the required fifteen (15) day period, either Party may initiate the mediation procedure of this Subsection by giving written notice to the other Party ("Mediation Notice"). The Parties will endeavor to settle the Dispute by mediation within sixty (60) days of the Mediation Notice under the then current Center for Public Resources ("CPR") Model Mediation Procedure for Business Disputes. If the Parties have not agreed upon a mediator within seven (7) days after the Mediation Notice, either Party may request CPR assistance in the selection of a mediator under its guidelines. Unless otherwise agreed to by the Parties, no discovery shall be allowed during the sixty (60) day mediation period. If both Parties elect to participate in the mediation procedures set forth herein, the cost of the mediator will be shared equally between the Parties, unless otherwise agreed to in writing by the Parties. If one Party elects not to participate in the mediation procedures, neither Party shall bear any cost associated with such procedure, other than costs that each Party may have incurred in connection therewith which shall be borne by the Party that incurred such costs.

      (e) ARBITRATION. If the Dispute has not been resolved by mediation under the Subsection (d) above within the required sixty (60) day period or if either Party fails and/or refuses to participate in such mediation procedures, either Party may request that the matter be resolved through arbitration by submitting a written notice (the "Arbitration Notice") to the other. Any arbitration that is conducted hereunder shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 ET SEQ., as amended, and will not be governed by the arbitration acts, statutes, or rules of any other jurisdiction.

      (f) ARBITRATION PROCEDURE. The Arbitration Notice shall name the noticing Party's arbitrator and shall contain a statement of the issue(s) presented for arbitration. Within fifteen (15) Days of receipt of an Arbitration Notice, the other Party shall name its arbitrator by written notice to the other and may designate any additional issue(s) for arbitration. The two named arbitrators shall select the third arbitrator within fifteen (15) Days after the date on which the second arbitrator was named. Should the two arbitrators fail to agree on the selection of the third arbitrator, either Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the third arbitrator. Should either Party fail and/or refuse to name its arbitrator within the required fifteen (15) day period, the other Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the arbitrator for such Party. All arbitrators shall be qualified by education or experience within the natural gas liquids portion of the energy industry to decide the issues presented for arbitration. No arbitrator shall be: a current or former director, officer, or employee of either Party or its Affiliates; an attorney (or member of a law firm) who has rendered legal services to either Party or its Affiliates within the preceding three Years; or an owner of any of the common stock of either Party, or its Affiliates.

      (g) ARBITRATION HEARING. The three arbitrators shall commence the arbitration proceedings within twenty-five (25) Days following the appointment of the third arbitrator. The arbitration proceedings shall be held at a mutually acceptable site and if the Parties are unable to agree on a site, the arbitrators shall select the site. The arbitrators shall have the authority to establish rules and procedures governing the arbitration proceedings, including, without limitation, rules concerning discovery. Each Party shall have the opportunity to present its evidence at the hearing. The arbitrators may call for the submission of pre-hearing statements of position and legal authority, but no post-hearing briefs shall be submitted. The arbitration panel shall not have the authority to award incidental, consequential, special, punitive or exemplary damages. In addition, if an issue under consideration is limited to a determination of an amount of money owed by one Party to the other, each Party shall submit to the arbitration panel a final offer of its proposed resolution of the dispute. The arbitration panel shall be charged to select from the two proposals the one which the panel finds to be the most reasonable and consistent with the terms and conditions of this Agreement, and the arbitration panel shall not average the Parties' proposals or otherwise craft its own remedy. All evidence submitted in an arbitration proceeding, transcripts of such proceedings, and all documents submitted by the Parties in an arbitration proceeding shall be kept confidential and shall not be disclosed to any third Party by either Party hereto.

      (h) ARBITRATION DECISION AND COSTS. The decision of the arbitrators or a majority of them, shall be in writing and shall be final and binding upon the Parties as to the issue(s) submitted. The cost of the hearing shall be shared equally by the Parties, and each Party shall be responsible for its own expenses and those of its counsel or other representatives. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have to the arbitrability of any such disputes, controversies or claims and further agrees that a final determination in any such arbitration proceeding shall be conclusive and binding upon each Party.

      (i) ENFORCEMENT OF AWARD. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. The prevailing Party shall be entitled to reasonable attorneys' fees in any contested court proceeding brought to enforce or collect any award of judgment rendered by the arbitrators.

      (j) TOLLING AND PERFORMANCE. Except as otherwise provided in this
Article 13, all applicable statutes of limitation and defenses based upon the passage of time and all contractual limitation periods specified in this Agreement, if any, will be tolled while the procedures specified in this
Article 13 are pending. The Parties will take all actions to effectuate necessary to effectuate the tolling of any applicable statute of limitation or contractual limitation periods. All deadlines specified herein may be extended by mutual written agreement of the Parties. Each Party is required to continue to perform its obligations under this Agreement pending final resolution of any Dispute, unless to do so would be impossible or impracticable under the circumstances. Notwithstanding the foregoing, the statute of limitations of the State of Texas applicable to the commencement of a lawsuit will apply to the commencement of an arbitration under this Agreement, except that no defenses will be available based upon the passage of time during any negotiation or mediation called for by the preceding Subsections of this Section.

14. GENERAL PROVISIONS.

      14.1. NOTICES. Except as otherwise provided herein, any notice, offer, request, instruction, correspondence or other communication which shall be given to any Partner in connection with the business of this Partnership shall be duly given if and when reduced to writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or facsimile to the Partner's address indicated below:

                FOR GENERAL PARTNER:

                To:                DOWNSTREAM ENERGY VENTURES CO., L.L.C.
                Attention:         Vice President, Asset Marketing and Services
                At:                1000 Louisiana, Suite 5800
                                   Houston, Texas 77002
                Phone:             (713) 507-3843
                Facsimile:         (713) 767-8286

                FOR AMOCO LIMITED PARTNER:

                To:                Amoco MB Fractionation Company
                Attention:         Manager, NGL Planning and Optimization
                                   Mail Code 1102
                At:                200 East Randolph Drive
                                   Chicago, Illinois 60601
                or:                P.0. Box 87707
                                   Chicago, Illinois 60681-0707

                Phone:             (312) 856-6730
                FAX:               (312) 616-0624

                FOR WARREN LIMITED PARTNER:

                To:                WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP
                Attention:         Vice President, Asset Marketing and Services
                At:                1000 Louisiana, Suite 5800
                                   Houston, Texas 77002
                Phone:             (713) 507-3843
                Facsimile:         (713) 767-8286

or at such other address as a Partner shall designate by written notice to the others. A notice sent by facsimile shall be deemed to have been receive by the close of the first Business Day following the Day on which it was transmitted and confirmed by transmission report or such earlier time as confirmed orally or in writing by the receiving Party. Notice by U. S. Mail, whether by U. S. Express Mail, registered mail or certified mail, or by overnight courier shall be deemed to have been received by the close of the second Business Day after the Day upon which its was sent, or such earlier time as is confirmed orally or in writing by the receiving Party. Any Partner may change its address or facsimile number by giving notice of such change in accordance with this provision.

      14.2. SURVIVAL OF RIGHTS. This Agreement shall be binding upon and inure to the benefit of the Partners and their authorized successors and assigns.

      14.3. AMENDMENT AND WAIVER. This Agreement may be amended only by a written agreement executed by all of the Partners. No waiver by either Party of any default under this Agreement shall be deemed to be a waiver of any future default, whether of a like or a different character. No waiver shall be effective unless made in writing and signed by the Party to be charged with such wavier.

      14.4. AGREEMENT IN COUNTERPARTS. This Agreement, or any amendment thereto, may be executed in multiple counterparts, each of which shall be deemed an original Agreement.

      14.5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

      14.6. ADDITIONAL DOCUMENTS. Each Partner, upon the request of the other Partners, agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement.

      14.7. SEVERABILITY. This Agreement and the operations hereunder shall be subject to the valid and applicable federal and state laws and the valid and applicable orders, laws, local ordinances, rules, and regulations of any local, state or federal authority having jurisdiction, but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, laws, rules, or regulations in any forum having jurisdiction in the premises. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable. If a provision of this Agreement is or becomes illegal, invalid, or unenforceable in any jurisdiction, the foregoing event shall not affect the validity or enforceability in that jurisdiction of any other provision of this Agreement nor the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

      14.8. SECTIONS, EXHIBITS AND SCHEDULES. All exhibits and schedules or descriptions referred to in this Agreement are expressly incorporated herein by reference as if set forth in full, whether or not attached hereto. All references to "Articles," "Sections" and "Exhibits" in this Agreement shall be construed to be references to the Sections, Article, and Exhibits comprising this Agreement or which are attached hereto, unless otherwise specifically stated to the contrary.

      14.9. ATTORNEYS' FEES. In the event litigation is commenced to enforce any of the provisions of this Agreement, to recover damages for breach of any of the provisions of this Agreement, or to obtain declaratory relief in connection with any of the provisions of this Agreement, the prevailing Party shall be entitled to recover reasonable attorneys' fees and costs if such action proceeds to judgment. Under no circumstances, however, shall any Partner or its Affiliates be liable for consequential or punitive damages arising for a breach of this Agreement.

      14.10. POWER OF ATTORNEY.

            14.10.1. MANAGING GENERAL PARTNER. Each Limited Partner hereby constitutes and appoints the Managing General Partner as its true and lawful agent and attorney-in-fact, with full power of substitution, to make, execute, sign, acknowledge and file in its name, place and stead;

                  (1) Any certificate or instrument that may be required or
            appropriate to be filed by the Partnership in order to qualify the Partnership to do business as a Partnership in any other state;

                  (2) Any and all amendments or modifications of the instruments described in (1) immediately above; and

                  (3) All documents or instruments that may be required or
            appropriate to effectuate the continuation of the Partnership (including tax returns and reports, subject to the provisions of Section 8) or the dissolution and termination of the Partnership, as from time to time amended, all in accordance with the terms of this Agreement.

            14.10.2. OPERATOR. Each Limited Partner hereby expressly agrees that in accordance with its appointment of the Managing General Partner as its attorney-in-fact under the terms of Section 14.10, with full power of substitution, that the

            Managing General Partner may in turn appoint the Operator as its substitute to make, execute, and sign any contracts or agreements for and on behalf of the Partnership that the Operator is authorized to make and enter into under the terms of this Agreement and the Operating Agreement.

            14.10.3. DURATION. The foregoing power of attorney of each Limited Partner shall be irrevocable, and it shall survive and shall not be affected by the subsequent dissolution, bankruptcy or termination of any Limited Partner, and it shall extend to such Limited Partner's permitted successors and assigns. Each Limited Partner hereby waives any and all defenses that may be available to contest, negate or disaffirm the actions taken by the General Partner as its attorney-in-fact, or the Operator as the General Partner's substitute in that capacity, under this power in accordance with this Agreement.

            14.10.4. RELIANCE. Any Person other than a Partner may relay on the power of attorney granted in this Section without inquiry into this Agreement or compliance with it, regardless of whether the use of such power is in accordance with this Agreement; provided, that the General Partner or Operator shall be liable to the Partnership and severally to each Limited Partner for any grossly negligent or willful misuse of such power not in accordance with the other terms of this Agreement.

      14.11. PRINCIPLES OF CONSTRUCTION AND INTERPRETATION. In construing this Agreement, the following principles shall be followed:

            (A) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement:

            (B) examples shall not be construed to limit, expressly or by implication, the matter they illustrate:

            (C) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions: and

            (D) the plural shall be deemed to include the singular and vice versa, as applicable.

      14.12. SETOFFS AND COUNTERCLAIMS. Except as otherwise provided herein, each Party reserves to itself all rights, set-offs, counterclaims, and other remedies and/or defenses which that Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

      IN WITNESS WHEREOF, the Partners have executed this Agreement as of the Effective Date.

                                        DOWNSTREAM ENERGY VENTURES CO.,
                                        L.L.C,


                                        By: /s/ William E. Puckett
                                           ------------------------------------
                                           William E. Puckett, Vice President

                                        WARREN PETROLEUM COMPANY,
                                        LIMITED PARTNERSHIP

                                        By: /s/ Stephen A. Furbacher
                                           ------------------------------------
                                            Stephen A. Furbacher, President


                                        AMOCO MB FRACTIONATION COMPANY

                                        By: /s/ A. Boyd Anderson
                                           ------------------------------------
                                            A. Boyd Anderson, President

                                   EXHIBIT A
                      TO LIMITED PARTNERSHIP AGREEMENT FOR
                         CEDAR BAYOU FRACTIONATORS, L.P.

                              ACCOUNTING PROCEDURE



                             I. GENERAL PROVISIONS

1. As used in this Accounting Procedure, the following terms have the meaning set forth below:

         "Technical Employees" shall mean those employees of Operator having special and specific engineering or technical skills, including but not limited to process, project, design and environmental engineers, and whose primary function is the handling of specific operating conditions and problems.

         "Personal Expenses" shall mean Travel Expenses and other reasonable reimbursable expenses.

         "Travel Expenses" shall mean air fare, lodging, meals, laundry, business related telephone calls, taxis, car rental, tolls, parking and any other reasonable and necessary travel-related expenses.

         "Controllable Material" shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council of Petroleum Accountants Societies.

2.       CONFLICT WITH AGREEMENT

         In the event of a conflict between the provisions of this Accounting Procedure and the provisions of the Agreement to which this Accounting Procedure is attached, the provisions of the Agreement shall control.

3.       APPROVAL BY MANAGEMENT COMMITTEE

         When an approval or other agreement of the Parties is expressly required under this Accounting Procedure and if the Agreement to which this Accounting Procedure is attached contains no contrary provision in regard thereto, Operator shall notify and obtain the approval of the Management Committee.

                               II. DIRECT CHARGES

Operator shall charge the Account for the following items:

1.       LABOR

         A. (1) Salaries and wages of Operator's employees directly employed at the Facility (even if such employees are also contemporaneously employed at other facilities of Operator in the Mont Belvieu area, including Operator's Warrengas Terminal and Operator's Mont Belvieu Terminal) in the conduct of the Operations.

             (2) Salaries and wages of Operator's Technical Employees while performing work related to a potential Capital Project directly pertaining to the Facility, while working either in Operator's Houston headquarters office or at the Facility, subject to the limitations set forth in Article 3.2(f) of the Agreement.

         B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Account under Paragraph 1.A(1) of this Section II. Such costs under this Paragraph 1.B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Account under Paragraph 1.A(1) of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.

         C. Expenditures or contributions made pursuant to assessments imposed by Governmental Authority which are applicable to Operator's costs chargeable to the Account under Paragraphs 1.A(1) and 1.B of this Section II.

         D. Personal Expenses of those employees whose salaries and wages are chargeable to the Account under Paragraph 1.A(1) and 1.A(2) of this Section II.

         E. Training for those employees whose salaries and wages are chargeable to the Account under Paragraph 1.A(1) of this
             Section II.

2.       EMPLOYEE BENEFITS

         Operator's actual costs of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrifts, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Account under Paragraph 1.A(1) of the this
         Section II.

3.       MATERIAL

         Materials purchased or furnished by Operator for the Facility as provided under Section IV of this Accounting Procedure.

4.       TRANSPORTATION

         Transportation of Material, but subject to the following limitations:

         A. If Material is moved to the Facility from Operator's warehouse or other properties, no charge shall be made to the Account for a distance greater than the distance from the nearest reliable supply store where like Material is normally available, or railway receiving point nearest the facility, unless agreed to by the Parties.

         B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Account for a distance greater than the distance to the nearest reliable supply store where like Material is normally available, or railway receiving point nearest the Facility, unless agreed to by the Parties. No charge shall be made to the Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.

         C. In the application of Paragraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

5.       CONTRACT SERVICES

         The cost of contract services of any kind, including those for technical services, consulting services, maintenance and equipment.

6.       EQUIPMENT FURNISHED BY OPERATOR

         A. Operator shall charge the Account for use of Operator-owned equipment, including, but not limited to, cars, trucks, cranes or "cherry pickers", laboratory instruments, machine, electrical and/or meter shop tools or instruments, and fire fighting equipment and training facilities, as may be used for the benefit of the Facility from time to time, at rates commensurate with Operator's actual costs of ownership and operation, not to exceed the average commercial rates currently prevailing in the immediate area of the Facility. Such rates may include labor, maintenance, repairs, other operating expense, insurance, taxes, depreciation and interest on gross investment (less accumulated depreciation) not to exceed the prime rate charged by Wells Fargo Bank, San Francisco per annum and an element of the estimated cost to dismantle and abandon the equipment.

         B. In lieu of charges in Paragraph 6A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Facility. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

7.       DAMAGES AND LOSSES TO FACILITY

         All costs or expenses necessary for the repair or replacement of all or any portion of the Facility made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other causes. Operator shall furnish the Partnership with written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

8.       LEGAL EXPENSES, SETTLEMENTS AND JUDGMENTS

         Expense of handling, investigating and settling Claims, discharging liens, payment of judgments, and amounts paid for settlement of Claims, including but not limited to amounts paid to third persons for personal injury, death or property damage, and fines levied by a Governmental Authority. No charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Partnership.

9.       TAXES

         All taxes of every kind and nature assessed or levied upon or in connection with the Facility which have been paid by the Operator for the benefit of the Partnership.

10.      INSURANCE

         Net premiums paid by Operator for insurance, as provided for in
         Article VI of the Agreement. In the event Operator acts as self-insurer for Workers' Compensation and Employers' Liability, Operator may include the risk under its self-insurance program in providing coverage under State and Federal laws and charge the Account at Operator's cost not to exceed manual rates.

         Operator shall also charge the Account for insurance deductibles.

11.      COMMUNICATIONS

         Costs of acquiring, leasing, installing, operating, repairing and maintaining communication systems including radio and microwave facilities serving the Facility. In the event communication facilities systems serving the Facility are Operator-owned, charges to the Account shall be made as provided in Paragraph 6 of this Article II.

12.      OFFICE SUPPLIES

         Cost of stationery and office supplies, and cleaning, repairing and maintaining office equipment located at the Facility.

13.      DATA PROCESSING

         Costs of data processing expenses, computer rental and other computer supplies used at the Facility.

14.      TRAVEL EXPENSES

         Travel Expenses of Operator's Houston-based headquarters personnel traveling to, from and working at the Facility.

15.      COMPLIANCE COSTS

         All direct costs and expenses related to compliance with Applicable Laws, including Environmental and Safety Laws, affecting the Facility including costs of pollution prevention, environmental permitting, environmental audits and surveys, and remediation programs.

16.      ABANDONMENT AND RECLAMATION

         Costs incurred for abandonment of the Facility, including dismantling, removal and restoration costs and costs required by Governmental Authority.

17.      PERMITS AND RIGHTS-OF-WAY

         Costs incurred in obtaining and maintaining permits, licenses, leases, rights-of-way and easements.

                     'Confidential Treatment Requested'

18.      AFFILIATE CHARGES

         Charges for any services or Materials provided by an Affiliate of Operator; provided, however, that such charges shall not exceed the average prevailing commercial rate for such services or Materials.

19.      UTILITIES

         Costs for electrical power, water, gas and any services provided by a utility company.

20.      OTHER EXPENDITURES

         Any other expenditure not covered or dealt with in the foregoing provision of this Section II and which is incurred by Operator and is of direct benefit to the Facility.

                                  III. OVERHEAD

As compensation for administrative services, supervision and warehousing costs, Operator shall receive the Overhead Fees provided for in this Section III (the "Overhead Fees"). Such Overhead Fees shall be in lieu of the office expenses of Operator's headquarters office currently located in Houston, Texas (but shall not be in lieu of the office expenses of Operator's field offices) and salaries or wages plus applicable burdens and expenses of all personnel of Operator, except those costs, expenses and salaries directly chargeable under Section II.

1.       OPERATING OVERHEAD

         Operator, in addition to the actual costs and expenses provided in
         Section II, shall receive, as compensation for its administrative overhead expense in supervising the operation and maintenance of the Facility, which compensation shall begin upon the Effective Date, a sum equal to twelve percent (12%) of the costs and expense provided for in Section II of this Accounting Procedure, with the exception of fuel and electric power obtained from an outside source. The
* maximum administrative overhead fee for 1998 shall be [REDACTED]. This sum shall be subject to adjustment on the first Day of each calendar year beginning in 1999, such adjustment to be computed by multiplying the rate currently in use by percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the preceding year as shown by "The Index of Average Weekly Earnings of Crude Petroleum and Gas Production Workers" as published by the United States Department of Labor, Bureau of Labor Statistics. Except for the employees whose salary, wages and expenses will be direct charges in accordance with
         Section II., Paragraph 1.A, the Overhead Fee,

                     'Confidential Treatment Requested'

         adjusted as aforesaid, shall be in lieu of all salaries and expenses of all personnel employed at all offices of Operator.

2.       OVERHEAD - CAPITAL PROJECTS

         To compensate Operator for overhead costs incurred in connection with a Capital Project, Operator at its sole discretion, shall either negotiate a rate prior to the beginning of such Project, or shall receive an Overhead Fee based on the following rates:

         A. If the Operator absorbs its internal engineering, design and drafting costs related to the project:

                  (1)      For Capital Projects actually costing less than
*                          [REDACTED] of the Capital Expenditures incurred;
*                 (2)      For Capital Projects actually costing [REDACTED] or
                           more, and where the Approved AFE is less than or
*                          equal to [REDACTED] plus [REDACTED] of that portion
*                          of the Approved AFE over [REDACTED]; and
*                 (3)      For Capital Projects actually costing [REDACTED] or
*                          more, and where the Approved AFE is over [REDACTED]
*                          plus [REDACTED] of that portion of the Approved AFE
*                          amount over [REDACTED].

         B. If the Operator is reimbursed by the Partnership for internal engineering, design and drafting costs related to the project:

                  (1)      For Capital Projects actually costing less than
*                          [REDACTED] of the Capital Expenditures incurred;
*                 (2)      For Capital Projects actually costing [REDACTED] or
                           more, and where the Approved AFE is less than or
*                          equal to [REDACTED] plus [REDACTED] portion of the
*                          Approved AFE over [REDACTED]; and
*                 (3)      For Capital Projects actually costing [REDACTED] or
*                          more, and where the Approved AFE is over [REDACTED]
*                          plus [REDACTED] of that portion of the Approved AFE
*                          amount over [REDACTED].

         Total cost shall mean the gross costs of any one Capital Project. For the purpose of this paragraph, the component parts of a single Capital Project shall not be treated separately.

         On each Capital Project, Operator shall advise the Partnership in advance which of the above options shall apply.

         Expenditures subject to overhead will not be reduced by insurance recoveries, and no other

                       'Confidential Treatment Requested'

         overhead provisions of this Section III shall apply.

                   IV. PRICING OF ACCOUNT MATERIAL PURCHASES,
                           TRANSFERS AND DISPOSITIONS

         Operator is responsible for supplying Material and shall make proper and timely charges and credits for all Material movements. Operator shall make timely disposition of surplus Material, subject to the approval of the Management Committee as provided for in
         Article 2.3(q) of the Agreement, such disposal being made either through sale to Operator or sale to outsiders.

1.       PURCHASES

         Material purchased shall be charged to the Account at the price paid by Operator (including transportation) after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be made to the Account when adjustment has been received by the Operator.

2.       TRANSFERS AND DISPOSITIONS

         Material furnished to the Facility from Operator's stock and Material transferred from the Facility or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts. Operator may also charge the Account with the cost of transporting such Material.

         A.       New Material (Condition A)

*                 New Material shall be priced at [REDACTED]

         B.       Good Used Material (Condition B)

                  Material in sound and serviceable condition and suitable for reuse without reconditioning:

                  (1)      Material used on and moved from the Facility

*                          (a)      At [REDACTED], as determined by Paragraph A,
                                    if Material was originally charged to the Account as new

                    'Confidential Treatment Requested'

                                    Material or

*                          (b)      At [REDACTED], as determined by Paragraph A,
                                    if Material was originally charged to the Account as Condition B Material.

                  (2)      Material not used on and moved from the Facility

*                          (a)      At [REDACTED], as determined by Paragraph A.

                           (b) The cost of reconditioning, if any, shall be absorbed by the property to which the Material is transferred.

         C.       Other Used Material

                  (1)      Condition C
                           Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at
* [REDACTED] as determined by Paragraph A. The cost of reconditioning shall be charged to the Facility (if the Material is being transferred to the Facility), provided Condition C value plus cost of reconditioning does not exceed Condition B value.

                  (2)      Condition D
                           Material, excluding junk, no longer for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of the Partnership.

                  (3)      Condition E
                           Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of the Partnership.

         D.       Obsolete Material

                  Material which is serviceable and useable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Account being charged with the value of the service rendered by such Material.

                     'Confidential Treatment Requested'

         E.       Pricing Conditions

                  (1)      Loading or unloading costs may be charged to the
* Account at the rate of [REDACTED] per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first Day of each year following the Effective Date by the same percentage increase or decrease used to adjust the Overhead Fee cap in Section III. Each year, the rated calculated shall be rounded to the nearest cent and shall be the rate in effect until the first Day of the next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

                  (2) Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.       PREMIUM PRICES

         Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Facility; provided notice in writing is furnished to the Partnership of the proposed charge prior to charging the Account for such Material.

4.       WARRANTY OF MATERIAL FURNISHED BY OPERATOR

         Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Account until adjustment has been received by Operator from the manufacturers or their agents.

                                 V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1.       PERIODIC INVENTORIES, NOTICE AND REPRESENTATION

         At reasonable intervals, inventories shall be taken by Operator of the Account Controllable Material. Written notice of intention to take inventory shall be given by Operator to the Management Committee at least thirty (30) days before any inventory is to begin so that the Management Committee may be represented when any inventory is taken. Failure of the Management Committee to be represented at an inventory shall bind the Management Committee to accept the inventory taken by Operator.

2.       RECONCILIATION AND ADJUSTMENT OF INVENTORIES

         Adjustments to the Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3.       SPECIAL INVENTORIES

         Special inventories may be taken whenever there is any sale, change of interest, or change of Operator. It shall be the duty of the Party selling to notify the other Party as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.       EXPENSE OF CONDUCTING INVENTORIES

         A. The expense of conducting periodic inventories shall be charged to the Account.

         B. The expense of conducting special inventories shall be charged to the Party requesting such inventories, except inventories required due to change of Operator shall be charged to the Account.

                                    EXHIBIT B

                      TO THE LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         CEDAR BAYOU FRACTIONATORS, L.P.

                               INCOME TAX MATTERS

         1. TAX RETURNS, PROCEEDINGS AND ELECTIONS. Tax returns, proceedings, and elections shall be governed by the provisions of this Exhibit B as it may be amended from time to time by a vote of the Management Committee.

                  (a) Downstream Energy Ventures, L.L.C., the Managing General Partner, is designated the tax matters partner ("TMP") as defined in
Section 6231(a)(7) of the Code. The designation of TMP shall be effective only for operations conducted by the Partners pursuant to this Agreement.

                  (b) The TMP shall cause to be prepared all necessary federal, state, and local partnership income, excise, and property tax returns and furnish a copy of the proposed federal and state income tax returns to the Partners for their review not later than one month prior to the due date, including extensions, for filing such returns. The TMP shall timely file such returns and, upon the written request of a Partner, shall provide the Partners with schedules which are consistent with the treatment of all items on those returns. The TMP agrees to use reasonable efforts in the preparation and filing of such tax returns but, in doing so, shall incur no liability to any Partner with respect to such returns or any elections relating thereto. In addition, the TMP shall furnish, within sixty (60) Days of the close of each calendar year, estimates of the tax information required by the Partners for federal and state income tax reporting requirements.

                  (c) The Partner(s) shall furnish the TMP with such information as it may reasonably request to aid in the preparation of the applicable returns and which will permit it to provide the Internal Revenue Service with sufficient information so that proper notice can be mailed-to such Partner(s) as provided in Section 6223 of the Code.

                  (d) To the extent and in the manner provided by applicable treasury regulations, the TMP shall keep each Partner and Management Committee representative informed of all administrative and judicial proceedings for the adjustment of Partnership items (as defined in Section 6231(a)(3) of the Code) at the Partnership level.

                  (e) If an administrative proceeding contemplated under Section 6223 of the Code has begun, the Partner(s) shall notify the TMP of their treatment of any Item on their federal income tax return in a manner which is or may be inconsistent with the treatment of that item on the

Partnership's return.

                  (f) The TMP shall not enter into any extension of the period of limitations as provided under Section 6229 of the Code without the prior written consent of the Partner(s) and each Management Committee member.

                  (g) Any Partner who enters into a settlement agreement with the Secretary of the Treasury with respect to Partnership Items shall promptly notify the other Partner(s), if any, and each Management Committee member of such settlement agreement.

                  (h) The TMP shall not bind other Partner(s) to a settlement agreement without obtaining the written concurrence of the Partner(s) who will be bound by such agreement.

                  (i) The TMP shall notify all Partner(s) and each Management Committee member of any intention to file a petition with a court for a readjustment of any Partnership Items. Such notice shall be given within a reasonable time so that the Partner(s) and each Management Committee member may participate in choosing the forum for the filing of any petition. This provision shall not apply to any Partner who does not have an interest in the outcome of such matter. Whether a Partner has an interest in the outcome will be determined using the standard in Section 6226(d) of the Code. Further, the TMP or Partner who brought the action under Section 6226 of the Code, shall provide the other Partners and each Management Committee member with notice of any intention to seek review of a determination by any court under that Section.

                  (j) No Partner may file a request for an administrative adjustment of Partnership Items for any taxable year pursuant to Section 6227 of the Code without first notifying all other Partners and each Management Committee member. If the other Partner(s) agree with the requested adjustment, the TMP shall file the request for administrative adjustment on behalf of the Partnership.

                  (k) If any part of an administrative adjustment request filed by a Partner is not allowed by the Internal Revenue Service, the Partner filing such request shall seek the concurrence of other Partner(s) and each Management Committee member with regard to the filing of a petition with a court and with regard to seeking review of the determination by any court in the same manner as provided in Section 1 (i) of this Exhibit.

                  (l) The TMP and the Partners shall use all reasonable efforts to comply with the responsibilities as outlined herein and in Sections 6222 through 6233 of the Code, but shall incur no liability to any Partner for failure to fulfill such responsibilities.

                  (m) The provisions of this Exhibit B shall survive the termination of the Partnership or the termination of any Partner's interest in the Partnership and shall remain binding on the Partner(s) for a period of time necessary to resolve with the Internal Revenue Service or the

Department of the Treasury any and all matters regarding the federal income taxation of the Partnership and any applicable state income tax matters.

         2. ELECTIONS. The Parties agree that the TMP is directed to make the following elections on behalf of the Partnership in the appropriate returns of the Partnership prepared pursuant to Section 1 above:

                  (a) To adopt the accrual method of accounting;

                  (b) To compute the allowance for depreciation or cost recovery using the shortest permissible life and most rapid recovery method permitted under the Code;

                  (c) To elect the calendar year as the fiscal year of the Partnership;

                  (d) To elect in a timely manner pursuant to Section 266 of the Code and the Treasury Regulations thereunder to charge to the capital account with respect to the property acquired or constructed by the Partner(s) under this Agreement all taxes and carrying charges including interest on indebtedness, which may be capitalized thereunder;

                  (e) To elect to amortize all organization costs of the Partnership under Section 709 of the Code; and

                  (f) To make such other elections as the Management Committee may direct.

         3. SECTION 754 ELECTION. Upon the transfer of an interest in the Partnership and upon the written request of the transferee, the Partnership shall make an election at the written request of the transferee Partner pursuant to Section 754 of the Code to adjust the basis of Partnership Property. Any Partner or successor in interest, whose basis in Partnership Property is adjusted pursuant to Section 743(b) of the Code, shall assume sole compliance responsibility to reflect the adjustment to basis of its Partnership Property under Section 743(b) of the Code, to prepare and attach a statement to its income tax return showing the computation of the adjustment and the Partnership properties to which the adjustment has been allocated.

                               EXHIBIT C - PART I

                               SURFACE LEASE AREA

The Surface Lease Area is that area within the "Surface Lease Boundary" as indicated on Warren Drawing Number CBF-1001, "Fractionator Shared Services & Property Boundaries Plot Plan" (the "Plot Plan"), as copy of which is attached hereto and incorporated herein; and as more fully described in full in the metes and bounds description attached hereto and certified by Robert
L. Hall, Registered Professional Land Surveyor No. 1610, dated December 12, 1997, which is incorporated herein by reference.

STATE OF TEXAS)
COUNTY OF CHAMBERS)

FIELD NOTES of a 53.880 acre tract of land situated in the William Bloodgood League, Abstract Number 4, Chambers County, the Henry Griffith League, Abstract Number 12, Chambers County, the William Bloodgood Augmentation Survey, Abstract Number 5, Chambers County, and being out of and a part of a
242.5057 acre tract of land called Tract 9 and conveyed to Midstream Combination Corp. by Chevron U.S.A. Inc., in deed dated August 20, 1996, and recorded in volume 308 at Page 85 of the Official Public Records of Chambers County. This 53.880 acre tract of land is more particularly described by metes and bounds as follows, to-wit:

NOTE: ALL BEARINGS ARE LAMBERT GRID BEARINGS AND ALL COORDINATES REFER TO THE STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, AS DEFINED BY ARTICLE 21.071 OF THE NATURAL RESOURCES CODE OF THE STATE OF TEXAS, 1927 DATUM. ALL DISTANCES ARE ACTUAL DISTANCES. REFERENCE IS MADE TO PLAT OF EVEN DATE ACCOMPANYING THIS METES AND BOUNDS DESCRIPTION.

BEGINNING at a brass cap set in concrete for the Northeast corner of this tract of land, having a State Plane Coordinate Value of Y = 752,799.30 and X = 3,299,929.27. From this BEGINNING corner a 1 1/4 inch iron pipe found for the Northeast corner of said Bloodgood League, an interior corner of the Henry Griffith League, Abstract Number 12, Chambers County, an angle point in the North line of said 242.5057 acres, and an angle point in the South line of a tract of land conveyed to Texas Eastern Transmission Corporation by 0.
Z. Smith, et ux, in deed dated January 3, 1959, and recorded in Volume 227 at Page 201 of the Deed Records of Chambers County bears North 15 DEG. 06' 33" West a distance of 1245.27 feet.

THENCE in a Southerly direction with the East line of this tract of land the following courses to brass caps set in concrete:

         South  15 DEG. 19' 31" East  495.89 feet;
         North  79 DEG. 11' 30" East   39.03 feet;
         South  13 DEG. 05' 10" East   72.16 feet;
         South  74 DEG. 48' 00" West   36.40 feet;
         South 15 DEG. 20' 53" East 1099.45 feet to a brass cap set in concrete for the Southeast corner of this tract of land.

THENCE South 76 DEG. 53' 10" West with the South line of this tract of land a distance of 1149.43 feet to a brass cap set in concrete for the Southwest corner of this tract of land, in the West line of said 242.5057 acres, and in the East line of a 25.28 acre tract of land called First Tract and conveyed to Exxon Pipeline Corporation in Partition Deed dated July 22, 1971, and recorded in Volume 326 at Page 646 of the Deed Records of Chambers County.

PAGE NO. 2 - 53.880 ACRES

THENCE North 11 DEG. 44' 58" West with the West line of this tract of land, the West line of said 242.5057 acres, and the East line of said 25.28 acres a distance of 626.28 feet to a brass cap set in concrete for an interior corner of this tract of land, an interior corner of said 242.5057 acres, and the Northeast corner of said 25.28 acres.

THENCE SOUTH 76 DEG. 49' 25" West with the a South line of this tract of land, a South line of said 242.5057 acres, and the North line of said 25.28 acres a distance of 152.77 feet to a brass cap set in concrete for the most Northerly Southwest corner of this tract of land.

THENCE in a Westerly and Northerly direction with the West line of this tract of land the following courses to brass caps set in concrete:

         North  19 DEG. 42' 27" East   81.08 feet;
         North  13 DEG. 03' 18" West  228.62 feet;
         South  76 DEG. 56' 42" West  278.41 feet;
         South  13 DEG. 03' 18" East   77.07 feet;
         South  76 DEG. 56' 42" West  133.07 feet;
         North  13 DEG. 03' 18" West  314.52 feet;
         South  76 DEG. 56' 42" West  171.52 feet;
         North 13 DEG. 03' 18" West 350.11 feet to a brass cap set in concrete for the Northwest corner of this tract of land, in a non-tangent curve to the right.

THENCE in a Northeasterly direction with the North line of this tract of land and said non-tangent curve to the right, concave Southeast, having a central angle of 180 DEG. 331' 33", a radius of 1185.34 feet, an arc length of 383.95 feet, and a chord bearing and distance of North 53 DEG. 10' 11" East 382.28 feet to a brass cap set in concrete for a corner of this tract of land and the end of said curve.

THENCE in an Easterly direction with the North line of this tract of land the following courses to brass caps set in concrete:

         North  72 DEG. 12' 42" East  106.35 feet;
         North  74 DEG. 27' 33" East   93.65 feet;
         North 77 DEG. 15' 59" East 1211.38 feet to the PLACE OF BEGINNING, containing within said boundaries 53.880 acres of land.

SURVEYED: December 8, 1997.

PAGE NO. 2 - 53.880 ACRES

                             SURVEYOR'S CERTIFICATE

I, Robert L. Hall, Jr., Reg Professional Land Surveyor No. 1610, do hereby certify that the foregoing field notes were prepared from an actual survey made on the ground on the date shown and that all lines, boundaries and landmarks are accurately described therein.

WITNESS my hand and seal at Baytown, Texas, this the 12th., day of December, A.D., 1997.


/s/ Robert L. Hall, Jr.

REG. PROFESSIONAL LAND SURVEYOR
NO. 1610
97-1388H. FDN

[SEAL]

                               EXHIBIT C - PART II

                                  FRACTIONATOR

The Fractionator includes vessels and equipment for raw product treating, fractionation and natural gasoline treating as shown and described on the drawing attached hereto "Fractionator Plant - Vessel, Equipment & Building Legend" (labeled "CADD File: CBF-1002) attached hereto and incorporated herein; including, without limitation, the following:

Raw product treating for the inlet stream into the Facility consists of three contactors (presently utilizing monoethanol amine), two caustic contactors utilizing the UOP extractive Merox process and the associated equipment to circulate, regenerate and operate these systems.

Fractionation towers designated T-1 through T-12 consist of two deethanizers (T-1, T-5), three depropanizers ( T-2, T-7, T-9 ), two debutanizers ( T-4A, T-10) and three deisobutanizers ( T-6, T-8, T-12). Towers T-3 and T-11 are not in use at the present time and T-4 is utilized as a feed drum.

Natural gasoline treating provides a "Doctor" sweet product.

Injection pumps transfer all finished products to the underground storage terminal with metering of all finished products (metering to be completed).

Utilities to support fractionation include cooling towers #1, #2, #3, #4 and #6, steam boilers #1, #2, #3, #4, #8, plant air/instrument air, hot oil furnace A and hot oil furnace B which provide heat to reboil towers T-8, T-9, T-10, aerial coolers, propane refrigeration systems for the deethanizers, and various buildings including a central control room with all controls for the fractionation process, offices, storage buildings and their contents.

                              EXHIBIT C - PART III
                               RELATED FACILITIES

The Related Facilities are the following assets, which are further reflected on and marked as the "Off Site Fractionator Assets" on Warren Drawing Number CBF-1001, "Fractionator Shared Services & Property Boundaries Plot Plan" (the "Plot Plan"), as copy of which is attached hereto and incorporated herein:

o three water wells located west and southwest of the Facility including the pumps and piping to transport the water to the Facility
o the fire water pumps located north northwest of the Facility at the fresh water canal
o     the flare tank pump out line
o the "Outfall" which is used for the NPDES permit for the Facility located west of the Facility on the drainage canal, as marked on the Plot Plan
o the piping to bring nitrogen into the Facility from the Air Liquide meter station located west of the Facility
o the electrical power line bringing electricity from the H L & P substation to number 6 cooling tower which is located on the east and north side of the Facility
o the imports to manifold area LPG pipelines located on the east side of the Facility
o     the finished product metering to be located east of the Facility
o     the potable water lines for Mont Belvieu City water
o     the sewer lines to the City of Mont Belvieu
o     the telephone and LAN fiber optics lines
o     the telephone system
o the entire fire water system including all piping inside and adjacent to the Facility.

These assets are depicted on the Plot Plan thereon.

                              EXHIBIT C - PART IV

                                    PERMITS

----------------------------------------------------------------------------------------------------
        PERMIT           AGENCY         PERMIT REQUIREMENTS AND                DATE OF ISSUE/
                                          SPECIAL CONDITIONS                  EXPIRATION DATE
----------------------------------------------------------------------------------------------------
     TXD980625974          EPA     Hazardous Waste Notification I.D.
----------------------------------------------------------------------------------------------------
       TX0002887           EPA     NPDES Permit                            Issued: Sept. 28, 1988
----------------------------------------------------------------------------------------------------
        GLP-001            TRRC    Texas Water Dishcharge Permit.          Issued: Oct. 20, 1987
                                                                           Expires: March 1, 2001
----------------------------------------------------------------------------------------------------
        P009174            TRRC    Gas Plant Evaporation/Retention Pit     Issued July 29, 1988
                                   (Amine sump)                            No Experiation
----------------------------------------------------------------------------------------------------
        P009175            TRRC    Gas Plant Evaporation/Retention Pit     Issued July 29, 1988
                                   (158 A Classifier sump)                 No Expiration
----------------------------------------------------------------------------------------------------
        P009176            TRRC    Gas Plant Evaporation/Retention Pit     Issued July 29, 1988
                                   (158 Classifier sump)                   No Expiration
----------------------------------------------------------------------------------------------------
        P009177            TRRC    Gas Plant Evaporation / Retention Pit   Issued July 29, 1988
                                   (Truck dock sump)                       No Expiration
----------------------------------------------------------------------------------------------------
        Pending            TRRC    Gas Plant Evaporation / Retention Pit   Pending Approval -
                                   (Truck dock sump)                       Applied for lst. Quarter
                                                                           1997
----------------------------------------------------------------------------------------------------
         5452             TNRCC    Texas Air Operating Permit (New Source  Issued: August 30, 1993
                                   Review Permit)                          Expires: August 30, 2003
----------------------------------------------------------------------------------------------------
        O-00612           TNRCC    Texas Federal Operating Permit          Pending Approval -
                                   Application Account Number - CI-0022-A  Application submitted -
                                                                           4th Quarter 1997
----------------------------------------------------------------------------------------------------

                                    EXHIBIT C
                                     PART V
                                    CONTRACTS

WARREN                                                                                  CONTRACT
FILE NO.       CONTRACT PARTY                           TYPE OF CONTRACT                  DATE
--------       --------------                           ----------------                --------
10003          Basis Petroleum                          Fractionation                   02/25/97

10004          Arco Oil & Gas Company                   Fractionation                   02/24/93

10007          Amerada Hess Corporation                 Fractionation                   01/08/96

10035          Valero Marketing, L.P.                   Fractionation                   10/19/95

10039          Unocal Corporation                       Fractionation                   04/15/96

10043          Marathon Oil Company                     Fractionation                   07/05/94

10044          Marathon Oil Company                     Fractionation                   12/01/92

10067          Mobil Oil Corporation                    Fractionation                   04/01/97

10076          Conoco Inc.                              Fractionation                   07/01/97

10078          Amerada Hess Corporation                 Fractionation                   09/28/93

10080          El Paso Field Services Co.               Fractionation                   08/01/97

10082          Mapco Natural Gas Liquids Inc.           Fractionation                   05/15/97

97-11-00468    Natural Gas Clearinghouse                Gas Sales                       01/01/98

(None)         The Light Company                        Electrical Supply               09/27/96

(None)         David Baker Manley                                                       10/16/95

(None)         Pritchard                                                                1995

                               EXHIBIT C - PART VI
                       SURFACE LEASE AREA EXCLUDED ASSETS

The Surface Lease Area Excluded Assets are the following assets, which are further reflected on and marked as "Excluded & Retained by Warren" on Warren Drawing Number CBF-1001, "Fractionator Shared Services & Property Boundaries Plot Plan" (the "Plot Plan") attached hereto and incorporated herein:

o     the butane isomerization Facility (labeled "ISONM')
o the 10 inch pipeline dedicated to delivering feed to the butane isomerization Facility
o     the nitrogen line delivering nitrogen to the terminal
o     the natural gas line delivering fuel gas to the terminal
o the electrical feeder line from the H L & P substation delivering electricity to the butane isomerization Facility
o     the flare line from the terminal
o     the Chevron Pipeline (CPL) propane line
o the butane isomerization Facility flare, flare line and flare knock out tank
o     the hydrogen metering station and piping to the butane isomerization
      Facility
o the pipelines for instrument air, hydrogen, fuel gas, nitrogen, steam and RO water, brine water, hot oil fill from storage, the Cedar Bayou fuel gas line and the fiber optics line all associated with the butane isomerization Facility
o     the phone, DCS, and LAN lines in the butane isomerization Facility
o     the potable water line to the butane isomerization Facility
o     the Chevron Pipeline corridor running east and west through the Facility

                                    EXHIBIT D

                                       TO

                        LIMITED PARTNERSHIP AGREEMENT

                                 LEASE AGREEMENT

                  WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP

                                      AND.

                         CEDAR BAYOU FRACTIONATORS, L.P.

                                TABLE OF CONTENTS

1.      RENTAL ............................................................................1
2.      TERM ..............................................................................1
3.      OPERATIONS AND MAINTENANCE ........................................................1
4.      LIABILITY .........................................................................2
5.      REMEDY FOR BREACH .................................................................2
6.      CONSTRUCTION BY LESSEE ............................................................3
7.      ENCUMBRANCE OF LEASEHOLD ESTATE ...................................................4
8.      WARANTIES AND LIMITATIONS AND DISCLAIMERS .........................................4
9.      MECHANICS' LIENS ..................................................................5
10.     CONDEMNATION ......................................................................5
11.     NOTICES ...........................................................................6
12.     FORCE MAJEURE......................................................................7
13.     ALTERNATIVE DISPUTE RESOLUTION ....................................................8
14.     RESTRICTION ON ASSIGNMENT ........................................................12
15.     NO COMMISSIONS, FEES OR REBATES  .................................................12
16.     SEVERABILITY .....................................................................12
17.     GOVERNING LAW ....................................................................13
18.     ENTIRE AGREEMENT, AMENDMENT AND WAIVER ...........................................13
19.     SETOFFS AND COUNTERCLAIMS ........................................................13
20.     NO PARTNERSHIP, ASSOCIATION, ETC. ................................................13
21.     EXHIBITS .........................................................................13
22.     DTPA WAIVER.......................................................................13
23.     PRINCIPLES OF CONSTRUCTION AND INTERPRETATION.....................................14
24.     FURTHER DOCUMENTS.................................................................14
25.     HEADINGS AND PARAGRAPHS...........................................................14
26.     NO THIRD PARTY BENEFICIARY........................................................14
27.     RIGHT OF FIRST REFUSAL............................................................14

EXHIBITS

         Exhibit A ..........................The Property

                      'Confidential Treatment Requested'

                                 LEASE AGREEMENT

            In consideration for the mutual covenants herein, effective January 1, 1998, WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP ("Lessor") does hereby lease, let and demise the property described on Exhibit A attached hereto (the "Property") to CEDAR BAYOU FRACTIONATORS, L.P. ("Lessee") for the purposes of owning, operating, modifying and constructing modifications to, repairing and maintaining a natural gas liquids fractionation facility in accordance with the following terms and conditions. Lessor and Lessee are sometimes referred to herein as "Party" or, collectively, "Parties."

      1. RENTAL. This agreement (the "Lease") is given in consideration of
* [REDACTED] paid by Lessee to Lessor, receipt of which is hereby acknowledged, said amount shall cover the rental hereunder for the period of January 1, 1998 to December 31, 2022. In addition, Lessee shall reimburse Lessor for all property taxes, ad valorem taxes and similar obligations (property taxes) assessed during the term hereof with respect to the Property and all improvements thereon owned by the Lessee which are paid by Lessor, within thirty (30) days of Lessee's receipt of Lessor's invoice itemizing such taxes, subject to Lessee's right to contest, in good faith, any such assessment or revaluation made by the governmental authority assessing such tax. If Lessee elects to contest any such assessment, then Lessee shall indemnify and hold harmless Lessor for all fines, penalties, interest, liens and other claims which may arise as the result of any delay in making payments or Lessee's challenge of the assessments, as well as for any increase in taxes to Lessor on its adjoining property should the challenge proceeding result in a reassessment of same. All payments due Lessor hereunder shall be remitted by Lessee to Lessor either in the form of a check at the address identified in Paragraph 11 or by wire transfer or other electronic means in accordance with the wire transfer or electronic payment instructions provided by Lessor in writing from time to time.

      2. TERM. This Lease shall be commence and be effective as of January 1, 1998 (the "Effective Date"), and shall continue until December 31, 2022, (the "Primary Term") and year to year thereafter (each said year being and "Extended Term") unless and until either Party terminates this Agreement as of the end of either the Primary Term or any successive Extended Term by giving written notice to the other Party at least nine (9) months prior to such termination date. The Primary Term and the Extended Terms, if any, will be collectively referred to as the "Term" of this Lease. If Lessee exercises
* its option to extend the Lease, rental in the amount of [REDACTED] for each Extended Term shall be paid on or before the expiration of the Primary Term or the prior Extended Term, as applicable. Any notice or payment due under this Paragraph shall be sent to Lessor at the address in Paragraph 11.

      3. OPERATIONS AND MAINTENANCE. (a) Lessee shall maintain the Property in accordance with the requirements, standards and procedures of all applicable local, state and federal laws governing safety, toxic, hazardous or deleterious substances and environmental protection, and regulations promulgated thereunder. Lessee shall use the Property for the purposes of operating, repairing, modifying and constructing modifications to, and maintaining a natural gas liquids fractionation facility, and associated gas and liquids pipelines and appurtenant surface equipment, or any combination thereof. Should Lessee make any use of the Property other than those uses described, it shall not be considered to be in breach hereunder unless and until written notice and demand for cessation of such use has been delivered by Lessor to Lessee pursuant to Paragraph 5 below and Lessee shall have the time allowed for in said Paragraph 5 to cease such use or otherwise cure such default.

      (b) Lessee assumes all responsibility for and agrees to bear and pay all costs and expenses and other obligations associated with the maintenance and use of the Property on and after the Effective Date. Lessee shall be entitled to remove any and all improvements and fixtures affixed to the Property and any personal property for a period of one (1) year from and after the date of termination, but shall be obligated only to remove personal property. Thereafter, any such improvements and fixtures still remaining shall become part of the Property and shall be owned by Lessor and title to any remaining personal property shall pass to Lessor and Lessor shall be entitled to dispose of same in any manner without making an accounting thereof to Lessee.

      (c) Lessee shall have the rights of ingress and egress across Lessor's surrounding and/or adjacent properties by use of existing roadways. Lessee shall limit said access to routes approved in advance by Lessor and shall create no thorough-fares or roadways without the express written consent of Lessor. Lessor shall have the rights of ingress and egress across the Lease premises for the operation of equipment and facilities contained thereon and/or surrounding properties. Lessee and Lessor shall share in the maintenance of all jointly used roadways proportionate to each Parties' respective use thereof.

      (d) Lessee retains the right to grant new and/or additional rights of way, easements or any other surface use rights to any third parties provided such grants do not materially interfere with Lessee's quiet use and enjoyment of the Property.

      4. LIABILITY. Lessee shall protect, indemnify and hold harmless Lessor, its officers, agents, employees and Affiliates against all claims by third parties for damage to property, personal injury (including death), fines, penalties and any other losses (including reasonable and actual attorney's fees and costs of litigation) arising out of or in any way connected with Lessee's use, maintenance and operation of the Property during the term of this Lease, excluding only those matters arising out of Lessor's occupation or use of, or presence on, the Property; provided, however, that nothing in this Lease, including any indemnities given herein, shall be construed so as to lessen or modify in any way any of Lessee's or its constituent partners' indemnity rights and limitations of liability granted by Lessor, with regard to Lessor's prior ownership and operation of the facilities located on the Property and the Excluded Assets as same are provided for that certain Limited Partnership Agreement for Cedar Bayou Fractionators, L.P. with an effective date of January 1, 1998.

      5. REMEDY FOR BREACH. In the event that Lessor considers that Lessee has at any time (i) violated any of its obligations under this Lease, (ii) failed to make any payment within thirty (30) days of Lessor's written demand, (iii) terminated its operations; (iv) otherwise liquidated or dissolved itself upon the filing of a bankruptcy, receivership, or respite petition by or against Lessee, and the failure to dismiss same within sixty (60) days, or
(v) upon Lessee's suspension, failure or insolvency, Lessor shall notify Lessee in writing setting out the specific facts upon which such claim is based. Upon receipt of such notice, Lessee shall have thirty (30) days to cure any breach or other deficiency. If an obligation of which Lessee is considered by Lessor to be in default is one other than payment of monies and is not reasonably capable of being performed within said thirty (30) days, Lessee shall be obligated to commence within that thirty (30) days such actions as are necessary to cure the default and to continue such actions with reasonable diligence until that performance is completed. Should Lessee fail to commence the cure of the alleged breach or deficiency within the time allowed, Lessor, without putting Lessee in default may, at its option, cancel this Lease. Any such termination shall be an additional remedy and shall not prejudice the right of Lessor to collect any amounts due it hereunder for any damage or loss suffered by it and shall not waive any other remedy to which Lessor may be entitled for breach of this Lease.

      6. CONSTRUCTION BY LESSEE

            (a) GENERAL CONDITIONS. Lessee may, at any time and from time to time during the term of this Lease, erect, maintain, alter, remodel, reconstruct, rebuild, replace, and remove buildings and other improvements on the Property, and correct and change the contour of the Property, subject to the following:

            (i)   Lessee bears the cost of any such work; and

            (ii) The Property must at all times be kept free of mechanics' and materialmen's liens.

            (b) EASEMENTS AND DEDICATIONS. Lessor must cooperate with Lessee concerning easements and dedications of the Property as follows:

            (i) Granting. To provide for the more orderly development of the Property, it may be necessary, desirable, or required that pipeline, drainage, gas supply, power lines, public use, and other easements and dedications and similar rights be granted or dedicated over or within portions of the Property. Lessor must, on Lessee's request, join with Lessee in executing and delivering the documents, from time to time, and throughout the Lease term, as may be appropriate, necessary, or required by applicable governmental agencies, public utilities, and private entities for the purpose of granting such easements and dedications; provided, however, Lessor may not be compelled to do so with regard to any easements, dedications or similar rights which, when exercised by the grantee of same, would result in construction of facilities or activities by third parties which materially interfere with Lessor's operations on the adjacent properties.

            (ii) Expenses. Lessee exclusively bears the cost and expense of any action required of Lessor under Subparagraph (i) above.

      7.    ENCUMBRANCE OF LEASEHOLD ESTATE.

            (a) LESSEE'S RIGHT TO ENCUMBER. Lessee may, at any time and from time to time, encumber the leasehold interest, by deed of trust, mortgage, or other security instrument, without obtaining Lessor's consent, but no such encumbrance shall constitute a lien on Lessor's fee title to the Property. The indebtedness secured by the encumbrance will at all times be and remain inferior and subordinate to all the conditions, covenants, and obligations of this Lease and to all of Lessor's rights under this Lease. References in this Lease to "Lender" refer to any person or entity to whom Lessee has encumbered its leasehold interest.

            (b) NOTICES TO LENDER. At any time after execution and recordation in Chambers County, Texas, of any mortgage or deed of trust encumbering Lessee's leasehold interest, Lender must notify Lessor in writing that the mortgage or deed of trust has been given and executed by Lessee and furnish Lessor with the address to which it wants copies of notices to be mailed, or designate some person or corporation as its agent and representative for the purpose of receiving copies of notices. Lessor must mail to Lender and to any agent or representative designated by Lender, at the addresses given, duplicate copies of all written notices that Lessor gives or serves on Lessee under the terms of this Lease after receiving such a notice from Lender.

            (c) LENDER'S CONSENT REQUIRED FOR MODIFICATION. At any time after a notice has been delivered to Lessor pursuant to Subparagraph (b) above, Lessor and Lessee will neither modify nor terminate this Lease by mutual consent without Lender's written consent.

            (d) LENDER'S RIGHT TO PREVENT FORFEITURE. Lender may do any act required of Lessee to prevent forfeiture of Lessee's leasehold interest; all such acts are as effective to prevent a forfeiture of Lessee's rights under this Lease as if done by Lessee.

      8.    WARRANTIES AND LIMITATIONS AND DISCLAIMERS.

            (a) WARRANTIES. Lessor warrants that (i) Lessor has authority to enter into this Lease and (ii) Lessee may peaceably enjoy the use of the Property free of claims by any other Party claiming by, through or under Lessor. Lessor hereby warrants and agrees to defend title to the Property against the claims of all persons claiming by through or under Lessor, but not otherwise. Lessor covenants that the Property is not subject to any liens, claims or other encumbrances other than rights of way and easements of record as of the date hereof and that it has no knowledge nor has it received any notice that it is in default under the terms thereof.

            (b) LIMITATIONS AND DISCLAIMERS. EXCEPT AS SET FORTH IN THIS PARAGRAPH, LESSOR MAKES NO WARRANTY OF ANY OTHER KIND WHATEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS

FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY LESSOR AND EXCLUDED FROM THIS LEASE. ADDITIONALLY, LESSOR DISCLAIMS ANY WARRANTY OF SUITABILITY THAT MAY OTHERWISE HAVE ARISEN BY OPERATION OF LAW. LESSOR DOES NOT WARRANT THAT THERE ARE NO LATENT DEFECTS IN THE PROPERTY OR ANY FACILITIES LOCATED THEREON THAT ARE VITAL TO LESSEE'S USING THE PROPERTY FOR ITS INTENDED COMMERCIAL PURPOSE OR THAT THESE ESSENTIAL FACILITIES WILL REMAIN IN A SUITABLE CONDITION. LESSEE LEASES THE PROPERTY "AS IS" - WHETHER SUITABLE OR NOT - AND WAIVES THE IMPLIED WARRANTY OF SUITABILITY.

      9. MECHANICS' LIENS. Lessee will not cause or permit any mechanics' liens or other liens to be filed against the fee of the Property or against Lessee's leasehold interest in the land or any buildings or improvements on the Property by reason of any work, labor, services, or materials supplied or claimed to have been supplied to Lessee or anyone holding the Property or any part of it through or under Lessee. If such a mechanic's lien or materialman's lien is recorded against the Property or any buildings or improvements thereon, Lessee must either cause it to be removed or, if Lessee in good faith wishes to contest the lien, take timely action to do so, at Lessee's sole expense. If Lessee contests the lien, Lessee will indemnify Lessor and hold it harmless from all liability for damages occasioned by the lien or the lien contest and will, in the event of a judgment of foreclosure on the lien, cause the lien to be discharged and removed before the judgment is executed.

      10.   CONDEMNATION.

            (a) PARTIES' INTERESTS. If the Property or any part thereof is taken for public or quasi-public purposes by condemnation as a result of any action or proceeding in eminent domain, or is transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, this Paragraph 10 governs Lessor's and Lessee's interests in the award or consideration for the transfer and the effect of the taking or transfer on this Lease.

            (b) TOTAL TAKING - TERMINATION. If the Property is taken in its entirety or so transferred as described in Subparagraph (a) above, this Lease and all of the rights, title, and interest under it will cease on the date that title to the Property or part thereof vests in the condemning authority, and the proceeds of the condemnation will be divided between Lessor and Lessee based on the ratio of the fair market value of all Lessee-owned fixtures and improvements located on the Property to a total value of the Property and all fixtures and improvements thereon. If the parties cannot agree on such fair market values, they shall mutually agree on qualified third party appraisers; one to establish the value of the Property alone and one experienced in valuing natural gas liquids industry assets to establish the value of the Lessee-owned fixtures and improvements.

            (c) PARTIAL TAKING - TERMINATION. If only part of the Property is taken or transferred as described in Subparagraph (a) above, this Lease will terminate if, in Lessee's opinion, the remainder of the Property is in such a location - or is in such form, shape, or reduced size - that Lessee's facilities cannot be effectively and practicably operated on the remaining Property. In that event, this Lease and all rights, title, and interest under it will cease on the date that title to the portion of the Property taken or transferred vests in the condemning authority. The proceeds of the condemnation will be divided in the same manner as provided for above; provided, however, that Lessor's share shall be reduced by the fair market value of any of the Property retained.

            (d) CONTINUATION WITH RENT ABATEMENT. If part of the Property is taken or transferred as described in Subparagraph (a) above and, in Lessee's opinion, the remainder of the Property is in such a location and in such form, shape, or size that Lessee's business can be effectively and practicably operated on the remaining portions of the Property, this Lease will terminate with respect to the portion of the Property taken or transferred as of the date title to such portion vests in the condemning authority but will continue in full force with respect to the portion of the Property not taken or transferred. There shall be no refund or abatement of rent, in such instance and any proceeds of condemnation shall be shared between the parties in a manner to be agreed to at that time.

            (e) VOLUNTARY CONVEYANCE. Lessor shall not voluntarily convey all or part of the Property to a public utility, agency, or authority under threat of a taking under the power of eminent domain without Lessee's prior written consent. Any such voluntary conveyance will be treated as a taking within the meaning of this Paragraph 10.

      11. NOTICES. Any notice or other communication provided for in this Lease or any notice which either Party may desire to give to the other shall be in writing and shall be deemed to have been properly given if and when sent by facsimile transmission, delivered by hand, or if sent by mail, upon deposit in the United States mail, either U.S. Express Mail, registered mail or certified mail, with all postage fully prepaid, or if sent by courier, by delivery to a bonded courier with charges paid in accordance with the customary arrangements established by such courier, in each case addressed to the Parties at the following addresses:

                LESSOR:      Warren Petroleum Company, Limited Partnership
                             1000 Louisiana, Suite 5800
                             Houston, Texas 77002-5050
                             ATTN: Vice President, Asset Marketing and Services
                             Telephone: 713-507-3843
                             Telecopier: 713-507-6846

                LESSEE: Cedar Bayou Fractionators, Limited Partnership c/o Warren Petroleum Company, Limited Partnership 1000 Louisiana, Suite 5800
                             Houston, TX 77002-5050
                             ATTN: General Counsel
                             Telephone: 713-507-6400
                             Telecopier: 713-507-6987
or at such other address as either Party shall designate by written notice to the other. A notice sent by facsimile shall be deemed to have been received by the close of the business day following the day on which it was transmitted and confirmed by transmission report or such earlier time as confirmed orally or in writing by the receiving Party. Notice by U.S. Mail, whether by U.S. Express Mail, registered mail or certified mail, or by overnight courier shall be deemed to have been received by the close of the second business day after the day upon which it was sent, or such earlier time as is confirmed orally or in writing by the receiving Party. Any Party may change its address or facsimile number by giving notice of such change in accordance herewith.

      12.   FORCE MAJEURE.

      (a) In the event either Party hereto is rendered unable, wholly or in part, by reason of Force Majeure to carry out its obligations under this Lease, upon such Party's giving notice and reasonably full particulars of such Force Majeure in writing to the other Party after the occurrence of the cause relied on, then the obligations of such Party, other than the obligation to pay money due hereunder, insofar and only insofar as they are affected by such Force
            Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period; and such cause shall, so far as reasonably possible, be remedied with all reasonable dispatch.


      (b) The term "Force Majeure" shall mean acts of God, strikes, lockouts or other industrial disputes or disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, hurricanes, storms, and warnings for any of the foregoing which may necessitate either Party to either act or refrain from acting in a manner that might otherwise constitute a breach hereunder, floods, washouts, arrests and restraints of governments (either federal, state, civil or military), civil disturbances, explosions, sabotage, breakage or accidents to equipment, machinery, plants, or any portion thereof, or lines of pipe, the making of repairs or alterations to any of the foregoing, inability to secure labor or materials, freezing of equipment, machinery, plants, or any portion thereof, or lines of pipe, partial or entire failure of wells or gas supply, electric power shortages, necessity for compliance with any court order, or any law, statute, ordinance, rule, regulation or order promulgated by a governmental authority having or asserting jurisdiction, inclement weather that necessitates extraordinary measures and expense to construct facilities and/or maintain operations, or any other causes, whether of the kind enumerated herein or otherwise, which are not within the reasonable control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to prevent or overcome. Such term shall likewise include, in those instances where either Party hereto is required to obtain servitudes, rights-of-way, grants, permits or licenses to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire, or delays on the part of such Party in acquiring,, at reasonable cost and after the exercise of reasonable diligence, such servitudes, rights-of-way grants, permits or licenses, and in those instances where either Party hereto is required to furnish materials and supplies for the purpose of constructing or maintaining facilities to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire, or delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such materials and supplies. The term "Force Majeure" shall also include any event of force majeure occurring with respect to the facilities or services of either Party's suppliers or customers providing a service or providing any equipment, goods, supplies or other items necessary to the performance of such Party's obligations, and shall also include curtailment or interruption of deliveries or services by third-party suppliers or customers as a result of an event defined as Force Majeure hereunder.

      (c) Notwithstanding Subparagraph 12(a) above, it is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the discretion of the Party having the difficulty.

      13.   ALTERNATIVE DISPUTE RESOLUTION.

      (a) COVERED DISPUTES- Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Lease, including, without limitation, the meaning of its provisions, or the proper performance of any of its terms by either Party, its breach, termination or invalidity ("Dispute") will be resolved in accordance with the procedures specified in this Paragraph, which will be the sole and exclusive procedure for the resolution of any such Dispute, except that a Party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo. Despite the filing of any such injunctive or other provisional judicial relief, the Parties will continue, subject to Subparagraph (j) below, to participate in the applicable procedures specified in this Paragraph. The obligation to participate in such applicable procedures shall not require either Party to participate in the negotiation between executives procedures set forth in Subparagraph (c) below or the mediation procedures set forth in Subparagraph (d) below if either Party determines, in its sole discretion, that such procedures would be futile.

      (b) INITIATION OF PROCEDURES. Either Party desiring to initiate the dispute resolution procedures set forth in this Paragraph with respect to a Dispute not resolved in the ordinary course of business (the "Initiating Party") must give written notice of the Dispute (the "Dispute Notice") to the other Party (the "Non-Initiating Party"). The Dispute Notice shall include (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party, and of any other person who will accompany the executive, in the negotiations under Subparagraph (c) below.

      (c) NEGOTIATION BETWEEN EXECUTIVES - If one Party has given a Dispute Notice under Subparagraph (b) above, the Parties may attempt in good faith to resolve the Dispute within forty-five (45) days following receipt of the Dispute Notice by the Non-Initiating Party by negotiation between executives who have authority to settle the Dispute and who are at a higher level of management than the persons with direct responsibility for administration of this Lease or the matter in Dispute. Within fifteen (15) days after receipt of the Dispute Notice, the Non-Initiating Party may submit to the other a written response. If given, the response will include (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. If such a response is given by the Non-Initiating Party, within forty-five
            (45) days following receipt of the Dispute Notice by the Non-Initiating Party, the executives of both Parties will meet at a mutually acceptable time and place, and thereafter, as often as they reasonably deem necessary, to attempt to resolve the Dispute.

      (d) MEDIATION - If the Dispute has not been resolved by negotiation under the Subparagraph (c) above within forty-five (45) days following receipt of the Dispute Notice by the Non-Initiating Party or if the Non-Initiating Party fails to respond within the required fifteen (15) day period, either Party may initiate the mediation procedure of this Subparagraph by giving written notice to the other Party ("Mediation Notice). The Parties will endeavor to settle the Dispute by mediation within sixty (60) days of the Mediation Notice under the then current Center for Public Resources ("CPR") Model Mediation Procedure for Business Disputes. If the Parties have not agreed upon a mediator within seven (7) days after the Mediation Notice, either Party may request CPR assistance in the selection of a mediator under its guidelines. Unless otherwise agreed to by the Parties, no discovery shall be allowed during the sixty (60) day mediation period. If both Parties elect to participate in the mediation procedures set forth herein, the cost of the mediator will be shared equally between the Parties, unless otherwise agreed to in writing by the Parties. If one Party elects not to participate in the mediation procedures, neither Party shall bear any cost associated with such procedure, other than costs that each Party may have incurred in connection therewith which shall be borne by the Party that incurred such costs.

      (e) ARBITRATION. If the Dispute has not been resolved by mediation under the Subparagraph (d) above within the required sixty (60) day period or if either Party fails and/or refuses to participate in such mediation procedures, either Party may request that the matter be resolved through arbitration by submitting a written notice

            (the "Arbitration Notice") to the other. Any arbitration that is conducted hereunder shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 ET SEQ., as amended, and will not be governed by the arbitration acts, statutes, or rules of any other jurisdiction.

      (f) ARBITRATION PROCEDURE. The Arbitration Notice shall name the noticing Party's arbitrator and shall contain a statement of the issue(s) presented for arbitration. Within fifteen (15) Days of receipt of an Arbitration Notice, the other Party shall name its arbitrator by written notice to the other and may designate any additional issue(s) for arbitration. The two named arbitrators shall select the third arbitrator within fifteen (15) Days after the date on which the second arbitrator was named. Should the two arbitrators fail to agree on the selection of the third arbitrator, either Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the third arbitrator. Should either Party fail and/or refuse to name its arbitrator within the required fifteen (15) day period, the other Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the arbitrator for such Party. All arbitrators shall be qualified by education or experience within the natural gas liquids portion of the energy industry to decide the issues presented for arbitration. No arbitrator shall be: a current or former director, officer, or employee of either Party or its Affiliates; an attorney (or member of a law firm) who has rendered legal services to either Party or its Affiliates within the preceding three Years; or an owner of any of the common stock of either party, or its Affiliates.

      (g) ARBITRATION HEARING. The three arbitrators shall commence the arbitration proceedings within twenty-five (25) Days following the appointment of the third arbitrator. The arbitration proceedings shall be held at a mutually acceptable site and if the Parties are unable to agree on a site, the arbitrators shall select the site. The arbitrators shall have the authority to establish rules and procedures governing the arbitration proceedings, including, without limitation, rules concerning discovery. Each Party shall have the opportunity to present its evidence at the hearing. The arbitrators may call for the submission of pre-hearing statements of position and legal authority, but no posthearing briefs shall be submitted. The arbitration panel shall not have the authority to award incidental, consequential, special, punitive or exemplary damages. In addition, if an issue under consideration is limited to a determination of an amount of money owed by one Party to the other, each Party shall submit to the arbitration panel a final offer of its proposed resolution of the dispute. The arbitration panel shall be charged to select from the two proposals the one which the panel finds to be the most reasonable and consistent with the terms and conditions of this Lease, and the arbitration panel shall not average the Parties' proposals or otherwise craft its own remedy. All evidence submitted in an arbitration proceeding, transcripts of such proceedings, and all documents submitted by the Parties in an arbitration proceeding shall be kept confidential and shall not be disclosed to any third Party by either Party hereto.

      (h) ARBITRATION DECISION AND COSTS. The decision of the arbitrators or a majority of them, shall be in writing and shall be final and binding upon the Parties as to the issue(s) submitted. The cost of the hearing shall be shared equally by the Parties, and each Party shall be responsible for its own expenses and those of its counsel or other representatives. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have to the arbitrability of any such disputes, controversies or claims and further agrees that a final determination in any such arbitration proceeding shall be conclusive and binding upon each Party.

      (i) ENFORCEMENT OF AWARD. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. The prevailing Party shall be entitled to reasonable attorneys' fees in any contested court proceeding brought to enforce or collect any award of judgment rendered by the arbitrators.

      (j) TOLLING AND PERFORMANCE. Except as otherwise provided in this Paragraph 13, all applicable statutes of limitation and defenses based upon the passage of time and all contractual limitation periods specified in this Lease, if any, will be tolled while the procedures specified in this Paragraph 13 are pending. The Parties will take all actions to effectuate necessary to effectuate the tolling of any applicable statute of limitation of contractual limitation periods. All deadlines specified herein may be extended by mutual written agreement of the Parties. Each Party is required to continue to perform its obligations under this Lease pending final resolution of any

            Dispute, unless to do so would be impossible or impracticable under the circumstances. Notwithstanding the foregoing, the statute of limitations of the State of Texas applicable to the commencement of a lawsuit will apply to the commencement of an arbitration under this Lease, except that no defenses will be available based upon the passage of time during any negotiation or mediation called for by the preceding Subparagraphs of this Paragraph.

      14. RESTRICTION ON ASSIGNMENT. This Lease or rights therein may not be pledged, mortgaged, transferred, sublet or assigned in whole or in part by Lessee without the prior written consent of Lessor, which consent shall not be unreasonably withheld; except as to the following assignments, which shall not require Lessor's consent: (i) assignments to a party or parties acquiring all or substantially all of the assets of Lessee; (ii) assignments or subletting to Affiliates of Lessee; (iii) encumbrances of the leasehold estate created hereby to a Lender pursuant to the provisions of Paragraph 7 of this Lease; and (iv) licenses or permits for terms of two (2) years or less to third parties in connection with Lessee's operations on the Property. Any attempt to assign this Lease in a manner contrary to the terms of this Paragraph without Lessor's consent shall be void.

      15. NO COMMISSIONS, FEES OR REBATES. Except as expressly provided in this Lease, no director, employee or agent of either Party shall give or receive any commission, fee, rebate gift or entertainment of significant cost or value in connection with this Lease. Any representative or representative(s) authorized by either Party may audit the applicable records of the other Party for the purpose of determining whether there has been compliance with this Paragraph.

      16. SEVERABILITY. This Lease and the operations hereunder shall be subject to the valid and applicable federal and state laws and the valid and applicable orders, laws, local ordinances, rules, and regulations of any local, state or federal authority having jurisdiction, but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, laws, rules, or regulations in any forum having jurisdiction in the premises. If any provision of this Lease is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Lease, (i) such provision will be fully severable, (ii) this Lease will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Lease, and (iii) the remaining provisions of this Lease will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Lease. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Lease a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable. If a provision of this Lease is or becomes illegal, invalid, or unenforceable in any jurisdiction, the foregoing event shall not affect the validity or enforceability in that jurisdiction of any other provision of this Lease nor the validity or enforceability in other jurisdictions of that or any other provision of this Lease.

      17. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED, AND PERFORMED IN ACCORDANCE WITH THE LAWS OF

THE STATE OF TEXAS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

      18. ENTIRE AGREEMENT AMENDMENT AND WAIVER. This Lease, including without limitation, all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Lease may not be amended or modified in any manner except by a written document signed by both Parties that expressly amends this Lease. No waiver by either Party hereto of any of the provisions of this Lease shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such wavier.

      19. SETOFFS AND COUNTERCLAIMS. Except as otherwise provided herein, each Party reserves to itself all rights, set-offs, counterclaims, and other remedies and/or defenses which such Party is or may be entitled to arising from or out of this Lease or as otherwise provided by law.

      20. NO PARTNERSHIP, ASSOCIATION, ETC. Nothing contained in this Lease shall be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.

      21. EXHIBITS. All Exhibits attached hereto are incorporated herein by reference as fully as though contained in the body hereof. If any provision of any Exhibit conflicts with the terms and provisions hereof, the provisions of this Lease shall prevail.

      22. DTPA WAIVER. EACH PARTY EXECUTING THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS, IF ANY, UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, EACH PARTY EXECUTING THIS AGREEMENT VOLUNTARILY CONSENTS TO THIS WAIVER. IN ADDITION, EACH PARTY EXECUTING THIS AGREEMENT HEREBY REPRESENTS AND WARRANTS TO THE OTHER PARTY THAT (i) SUCH PARTY'S LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY THE OTHER PARTY OR BY AN AGENT OF SUCH OTHER PARTY, AND (ii) NEITHER PARTY EXECUTING THIS AGREEMENT IS IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

      23. PRINCIPLES OF CONSTRUCTION AND INTERPRETATION. In construing this Lease, the following principles shall be followed:

      (a) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Lease;

      (b) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

      (c) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions; and

      (d) the plural shall be deemed to include the singular and vice versa, as applicable.

      24. FURTHER DOCUMENTS. Each Party hereto, upon the request of the other Party, agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the provisions of this Lease. Lessor will from time to time and at any reasonable time execute and deliver to Lessee, when Lessee reasonably requests, other instruments and assurances approving, ratifying, and confirming this Lease and the leasehold estate created by it and certifying that the Lease is in full force and that no default under the Lease on Lessee's part exists. But, if any default on Lessee's part does exist, Lessor must specify in any such instrument each such default of which it then has knowledge.

      25. HEADINGS AND PARAGRAPHS. All references to "Paragraphs" and "Subparagraphs" herein pertain to Paragraphs and Subparagraphs of this Agreement, unless expressly stated otherwise. Headings are for purposes of reference only and shall not be used to construe the meaning of this Lease.

      26. NO THIRD PARTY BENEFICIARY. This Lease is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other person whomsoever, it being the intention of the Parties that no third person shall be deemed a third Party beneficiary of this Lease.

      27. RIGHT OF FIRST REFUSAL. In the event Lessor receives an offer to purchase any of the Property or the Retained Property (the two being collectively referred to as the "Option Property") and such offer is acceptable to Lessor, then Lessor shall notify Lessee in writing of the terms and conditions offered by such third party and shall offer to sell that portion of the Option Property covered by the offer to Lessee for the same consideration and on the same terms and conditions as offered by the third party. Lessee shall have ten (10) business days after its receipt of Lessor's notice to accept Lessor's offer and if Lessee rejects or otherwise fails to accept the offer within such time, then Lessor shall be entitled to sell the property to such third party in accordance with the offer; provided, however, that if such sale is not consummated within ninety (90) days after the end of Lessee's period for accepting Lessor's offer under this Paragraph or if the terms and conditions of the sale to such third party are materially altered after the expiration of Lessee's period for accepting Lessor's offer, then Lessee's rights of first refusal hereunder shall be reinstated and Lessor shall be required to again notify Lessee of the terms and conditions offered by that same or any other third party for the purchase of all or any portion of the Option Property. Lessee's above stated right of first refusal option under this Paragraph shall not apply to any sale by Lessor to any of its Affiliates, nor to a sale of all of the assets of Lessor. However, the right of first refusal option granted hereunder shall be a vested and continuing right of Lessee that shall survive any transfer of title to all or any portion of the Option Property (including transfers to any of Lessor's Affiliates) and both the initial and any subsequent transferee or grantee of Lessor's title therein shall be required to comply with the provisions of this Paragraph as to any subsequent transfers of title to any portion of the Option Property.

      IN WITNESS WHEREOF, the parties hereto have executed this agreement in multiple originals to be effective as of the date set forth in Paragraph 2.

ATTEST:                            WARREN PETROLEUM COMPANY,
                                   LIMITED PARTNERSHIP
____________________________       BY: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________

                                   CEDAR BAYOU FRACTIONATORS, L.P.

                                   BY: Downstream Energy Ventures Co., L.L.C.,
                                       Managing General Partner

                                       By: ___________________________________
                                       Name: _________________________________
                                       Title:

                                ACKNOWLEDGMENTS

STATE OF TEXAS

COUNTY OF HARRIS

      On this      day of         , 1997, before me appeared             to
me personally known, being by me duly sworn, did say that he is the of WARREN PETROLEUM G.P. INC., general partner of WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation and said partnership.

      SWORN TO AND SUBSCRIBED before me,            , 1997.


                                                 -----------------------------
My Commission expires:                                    Notary Public

----------------------------------


STATE OF TEXAS

COUNTY OF HARRIS

      On this      day of         , 1997, before me appeared             , to
me personally known, being by me duly sworn, did say that he is the of DOWNSTREAM ENERGY VENTURES, L.L.C., managing general partner of CEDAR BAYOU FRACTIONATORS, L.P., a Delaware limited partnership, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation and said partnership.

      SWORN TO AND SUBSCRIBED before me,            , 1997.

                                                 -----------------------------
My Commission expires:                                    Notary Public

----------------------------------

                                    EXHIBIT A

                                  THE PROPERTY

SURFACE LEASE AREA:

THE USE OF THE SURFACE ONLY AS TO THE FOLLOWING AREA: That area described in the metes and bounds description attached hereto and certified by Robert L. Hall, Registered Professional Land Surveyor No. 1610, dated December 12, 1997, which is incorporated herein by reference.

WATER RIGHTS AREA:

LESSEE IS GRANTED THE RIGHT TO WITHDRAW ANY WATER REQUIRED FOR ITS OPERATIONS ON THE ABOVE SURFACE LEASE AREA ONLY, AND IN ACCORDANCE WITH ALL APPLICABLE LAWS AND REGULATIONS, FROM AND THROUGH THE THREE EXISTING WATER WELLS OWNED BY LESSOR ON THE FOLLOWING DESCRIBED TRACTS, AND SHALL MAINTAIN AND OPERATE SAID WELLS DURING THE TERM HEREOF, AND SHALL HAVE USE OF SO MUCH OF THE SURFACE OF THE BELOW TRACTS AS IS REASONABLY NECESSARY TO OPERATE AND MAINTAIN SAID WATER WELLS, TOGETHER WILL FULL RIGHT OF INGRESS AND EGRESS THERETO OVER AND ACROSS ALL EXISTING ROADWAYS AND PATHS LEADING TO SAID WATER WELLS IN THE SAME MANNER AS SET FORTH IN PARAGRAPH 3(c) IN THE LEASE:

WATER WELLS #1 AND #2

That certain tract of land containing 6.97 acres, more or less, located in Chambers County, Texas identified as Tract 16 on that certain plat prepared by BUSCH, HUTCHISON & ASSOCIATES, INC. and recorded in the Map Records of Chambers County, Texas in Volume B, Page 127; said tract being conveyed from NGC CORPORATION, formerly known as Midstream Combination Corp. to Warren Petroleum Company, Limited Partnership in that DEED, ASSIGNMENT AND CONVEYANCE recorded in Volume 308 at Page 623 of the Official Public Records of Chambers County, Texas.

WATER WELL #3

That certain tract of land containing 3.318 acres, more or less, located in Chambers County, Texas identified as Tract 1 on that certain plat prepared by BUSCH, HUTCHISON & ASSOCIATES, INC. and recorded in the Map Records of Chambers County, Texas in Volume B, Page 126; said tract being conveyed from NGC CORPORATION, formerly known as Midstream Combination Corp. to Warren Petroleum Company, Limited Partnership in that DEED, ASSIGNMENT AND CONVEYANCE recorded in Volume 308 at Page 623 of the Official Public Records of Chambers County, Texas.

STATE OF TEXAS)
COUNTY OF CHAMBERS)

FIELD NOTES of a 53.880 acre tract of land situated in the William Bloodgood League, Abstract Number 4, Chambers County, the Henry Griffith League, Abstract Number 12, Chambers County, the William Bloodgood Augmentation Survey, Abstract Number 5, Chambers County, and being out of and a part of a
242.5057 acre tract of land called Tract 9 and conveyed to Midstream Combination Corp. by Chevron U.S.A. Inc., in deed dated August 20, 1996, and recorded in Volume 308 at Page 85 of the Official Public Records of Chambers County. This 53.880 acre tract of land is more particularly described by metes and bounds as follows, to-wit:

NOTE: ALL BEARINGS ARE LAMBERT GRID BEARINGS AND ALL COORDINATES REFER TO THE STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, AS DEFINED BY ARTICLE
21.071 OF THE NATURAL RESOURCES CODE OF THE STATE OF TEXAS, 1927 DATUM. ALL DISTANCES ARE ACTUAL DISTANCES. REFERENCE IS MADE TO PLAT OF EVEN DATE ACCOMPANYING THIS METES AND BOUNDS DESCRIPTION.

BEGINNING at a brass cap set in concrete for the Northeast corner of this tract of land, having a State Plane Coordinate Value of Y = 752,799.30 and X
= 3,299,929.27. From this beginning corner a 1 1/4 inch iron pipe found for the Northeast corner of said Bloodgood League, an interior corner of the Henry Griffith League, Abstract Number 12, Chambers County, an angle point in the North line of said 242.5057 acres, and an angle point in the South line of a tract of land conveyed to Texas Eastern Transmission Corporation by
0. Z. Smith, et ux, in deed dated January 3, 1959, and recorded in Volume 227 at Page 201 of the Deed Records of Chambers County bears North 15 DEG. 06' 33" West a distance of 1245.27 feet.

THENCE in a Southerly direction with the East line of this tract of land the following courses to brass caps set in concrete:

        South 15 DEG. 19' 31" East  495.89 feet;
        North 79 DEG. 11' 30" East   39.03 feet;
        South 13 DEG. 05' 10" East   72.16 feet;
        South 74 DEG. 48' 00" West   36.40 feet;
        South 15 DEG. 20' 53" East 1099.45 feet to a brass cap set in concrete for the Southeast corner of this tract of land.

THENCE South 76 DEG. 53' 10" West with the South line of this tract of land a distance of 1149.43 feet to a brass cap set in concrete for the Southwest corner of this tract of land, in the West line of said 242.5057 acres, and in the East line of a 25.28 acre tract of land called First Tract and conveyed to Exxon Pipeline Corporation in Partition Deed dated July 22, 1971, and recorded in Volume 326 at Page 646 of the Deed Records of Chambers County.

PAGE NO. 2 - 53.880 ACRES

THENCE North 11 DEG. 44' 58" West with the West line of this tract of land, the West line of said 242.5057 acres, and the East line of said 25.28 acres a distance of 626.28 feet to a brass cap set in concrete for an interior corner of this tract of land, an interior corner of said 242.5057 acres, and the Northeast corner of said 25.28 acres.

THENCE South 76 DEG. 49' 25" West with the a South line of this tract of land, a South line of said 242.5057 acres, and the North line of said 25.28 acres a distance of 152.77 feet to a brass cap set in concrete for the most Northerly Southwest corner of this tract of land.

THENCE in a Westerly and Northerly direction with the West line of this tract of land the following courses to brass caps set in concrete:

          North 19 DEG. 42' 27" East  81.08  feet;
          North 13 DEG. 03' 18" West 228.62  feet;
          South 76 DEG. 56' 42" West 278.41  feet;
          South 13 DEG. 03' 18" East  77.07  feet;
          South 76 DEG. 56' 42" West 133.07  feet;
          North 13 DEG. 03' 18" West 314.52  feet;
          South 76 DEG. 56' 42" West 171.52  feet;
          North 13 DEG. 03' 18" West 350.11 feet to a brass cap set in concrete for the Northwest corner of this tract of land, in a non-tangent curve to the right.

THENCE in a Northeasterly direction with the North line of this tract of land and said non-tangent curve to the right, concave Southeast, having a central angle of 18 DEG. 33' 33", a radius of 1185.34 feet, an arc length of 383.95 feet, and a chord bearing and distance of North 53 DEG. 10' 11" East 382.28 feet to a brass cap set in concrete for a corner of this tract of land and the end of said curve.

THENCE in an Easterly direction with the North line of this tract of land the following courses to brass caps set in concrete:

          North 72 DEG. 12' 42" East  106.35 feet;
          North 74 DEG. 27' 33" East   93.65 feet;
          North 77 DEG. 15' 59" East 1211.38 feet to the PLACE OF
BEGINNING, containing within said boundaries 53.880 acres of land.

SURVEYED: December 8, 1997.

PAGE NO. 2 - 53.880 ACRES

                             SURVEYOR'S CERTIFICATE

I, Robert L. Hall. Jr., Reg Professional Land Surveyor No. 1610, do hereby certify that the foregoing field notes were prepared from an actual survey made on the ground on the date shown and that all lines, boundaries and landmarks are accurately described therein.

WITNESS my hand and seal at Baytown, Texas, this the 12th., day of December, A.D., 1997.


/s/ Robert L. Hall, Jr.
REG. PROFESSIONAL LAND SURVEYOR
NO. 1610
97-1388H.FDN

[SEAL]

                                   EXHIBIT E
                                      TO
                        LIMITED PARTNERSHIP AGREEMENT

                       PARTNER FRACTIONATION AGREEMENTS

                             FRACTIONATION AGREEMENT


                                 by and between


                         CEDAR BAYOU FRACTIONATORS, L.P.


                                       and


                               AMOCO OIL COMPANY.


                            EFFECTIVE JANUARY 1, 1998

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I: DEFINITIONS ...................................................    1

ARTICLE II: TERM .........................................................    4

ARTICLE III: AMOCO'S PERFORMANCE .........................................    4

ARTICLE IV: CBF'S PERFORMANCE ............................................    5

ARTICLE V: TRANSFER OF CUSTODY ...........................................    7

ARTICLE VI: MEASUREMENT ..................................................    7

ARTICLE VII: COMPENSATION TO CBF .........................................    7

ARTICLE VIII: TAXES AND OTHER PAYMENTS ...................................    9

ARTICLE IX: ACCOUNTING AND AUDIT PROCEDURES ..............................    9

ARTICLE X: BILLING AND PAYMENT ...........................................   10

ARTICLE XI: FORCE MAJEURE ................................................   11

ARTICLE XII: INDEMNIFICATION AND LIMITATION OF LIABILITY .................   12

ARTICLE XIII: DISPUTE RESOLUTION .........................................   13

ARTICLE XIV: MISCELLANEOUS ...............................................   16

EXHIBIT "A" - AMOCO'S DEDICATED PLANTS

EXHIBIT "B" - SPECIFICATION PRODUCTS SPECIFICATIONS

                             FRACTIONATION AGREEMENT

     THIS AGREEMENT (the "Agreement") is made and entered into as of the 1st Day of January, 1998, by and between, Cedar Bayou Fractionators, L.P., a Delaware limited partnership (hereinafter referred to as "CBF"), and Amoco Oil Company, a Delaware corporation (hereinafter referred to as "Amoco"), sometimes also referred to individually as "Party" and collectively as "Parties."

     WITNESSETH:

     WHEREAS, Amoco owns, controls or has rights to certain volumes of natural gas liquids recovered by various natural gas processing facilities available for fractionation; and

     WHEREAS, CBF owns a Fractionation Facility, hereinafter defined, situated in Mont Belvieu, Chambers County, Texas; and

     WHEREAS, Amoco has arranged for the transportation and delivery of such Raw Product, hereinafter defined, and/or Butane-Gasoline Mix, hereinafter defined, to Mont Belvieu, Texas; and

     WHEREAS, CBF has arranged for the receipt of such Raw Product and/or Butane-Gasoline Mix from Amoco, as well as Raw Product and/or Butane-Gasoline Mix owned by third parties, at the Delivery Point, hereinafter defined; and

     WHEREAS, it is the mutual desire of CBF and Amoco that CBF receive Amoco's Raw Product at the Delivery Point and redeliver to Amoco, or its designee, Specification Products, hereinafter defined, at the Storage Facility, hereinafter defined, or at other mutually agreeable locations.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                             ARTICLE I: DEFINITIONS

     When the following terms or expressions are used in this Agreement, they shall have the meanings defined below:

     "AFFILIATE" shall mean a Person that directly or indirectly through one or more intermediates, controls, or is controlled by or is under common control with the Person specified. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. Any Person shall be deemed to be an Affiliate of any specified Person if such Person owns 50% or more of the voting securities of the specified Person, if the specified Person owns fifty percent (50%) or more of the voting securities of the specified Person, if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control.

     "BACK-END MIX" shall mean any mixture of Components which will be fractionated by the Fractionation Facility without requiring the use of the Fractionator's de-ethanizer.

     "BACK-END FEE" shall have the meaning as ascribed to it in Article VII.

     "BARREL" shall mean 42 Gallons.

     "BASE RATE" shall have the meaning as ascribed to in it Article X.

     "BUSINESS DAY" shall mean a Day on which Federal Reserve member banks in New York City are open for business.

     "CLAIMS" shall have the meaning as ascribed to in Section 12.1 hereinafter.

     "COMPONENT" shall mean the individual hydrocarbon constituents of Raw Product, including but not limited to: methane, ethane, propane, isobutane, normal butane, isopentane, normal pentane, hexanes and heavier, as well as other non-hydrocarbon Components allowed by Pipeline.

     "DAY" OR "DAILY" shall mean a twenty-four (24) hour period commencing 7:00 a.m. Central Standard or Daylight Savings time, as applicable, and extending until 7:00 a.m. Central Standard or Daylight Savings time, as applicable, on the following Day.

     "DELIVERY POINT" shall mean the point of interconnection between the Pipelines and Storage Facility at which point Amoco's Raw Product is delivered to CBF through the Storage Facility.

     "FEE RE-DETERMINATION ARBITRATION" shall have the meaning set forth in
     Section 13.5.

     "FINAL OFFERS" shall mean final offers made by the Parties prior to submission of a monetary dispute to an arbitrator, in the manner specified in Section 13.7.

     "FORCE MAJEURE" shall have the meaning as ascribed to it in Article XI.

     "FRACTIONATION FACILITY" OR "FRACTIONATOR" shall mean the fractionation unit owned by CBF situated in the vicinity of Mont Belvieu, Chambers County, Texas, which is operated by Warren which fractionation unit is used for the purpose of fractionating Raw Product streams into Specification Products.

     "GALLON" shall mean the unit of volume used for the purpose of measurement of liquid. One U. S. liquid Gallon contains 231 cubic inches when the liquid is at a temperature of 60 degrees Fahrenheit and at the vapor pressure of the liquid being measured.

     "KOCH COMMITMENT" shall mean that volume of Raw Product committed by Amoco to Koch Hydrocarbons Company ("Koch") under an agreement effective July 1, 1997.

     "MONT BELVIEU AREA" shall mean the geographical area surrounding Mont Belvieu, Texas including the following Texas counties:

                    Brazoria                         Harris
                    Chambers                         Jefferson
                    Fort Bend                        Liberty
                    Galveston                        Montgomery

     However, the following facilities shall be excluded from the Mont Belvieu
     Area:

        Amoco's refinery and chemical plant in the vicinity of Texas City, Texas Amoco's chemical plant in the vicinity of Alvin, Texas
        Amoco's chemical plant in the vicinity of Pasadena, Texas
        Amoco's chemical plant in the vicinity of Mont Belvieu, Texas

     "MONTH" OR "MONTHS" OR "MONTHLY" shall mean the period commencing on the first Day of a Month and ending on the first Day of the next succeeding Month.

     "PIPELINE(S)" shall mean any pipeline which delivers Amoco's Raw Product to the Storage Facility. Currently, the four (4) pipelines capable of delivering such Raw Product are the Seminole Pipeline, the Chaparral Pipeline, the West Texas Pipeline, and Black Lake Pipeline. During 1998, CBF desires to connect to the Dean Pipeline which is owned and operated by Duke Energy.

     "PRIMARY TERM" shall have the meaning as ascribed to it in Article II.

     "RAW PRODUCT" shall mean that mixture of liquid hydrocarbons delivered by Pipelines to the Storage Facility in accordance with the terms of any connection agreements or pipeline tariffs in effect from time to time.

     "REDELIVERY POINT" shall mean the Storage Facility owned and operated by Warren.

     "SPECIFICATION PRODUCT(S)" shall mean the liquid hydrocarbons meeting the specifications provided for in Exhibit "B", attached hereto, fractionated from the Raw Product.

     "STORAGE FACILITY" shall mean the underground storage facilities owned and operated by

                       'Confidential Treatment Requested'

     Warren at or near Mont Belvieu, Chambers County, Texas, including, but not limited to, all storage caverns, related surface and subsurface equipment, and loading and unloading terminals.

     "WARREN" shall mean Warren Petroleum Company, Limited Partnership.

     "YEAR" OR "YEARLY" shall mean a period of 365 consecutive Days; provided, however that any Year which contains the date of February 29 shall consist of 366 consecutive Days.

     "Y-GRADE" shall mean any Raw Product which will be fractionated by CBF's fractionation facility other than Back-End Mixes.

     "Y-GRADE FEE" shall have the meaning as ascribed to it in Article VII.

                                ARTICLE II: TERM

     This Agreement shall have a primary term commencing on January 1, 1998 and
* ending [REDACTED] (the "Primary Term") and shall continue in effect from Year to Year thereafter; provided that either Party shall have the right to terminate this Agreement effective at the end of the Primary Term or any Yearly anniversary thereafter by giving the other Party at least twelve Months prior written notice.

                        ARTICLE III: AMOCO'S PERFORMANCE

3.1 Except as set-forth in Section 3.2, Amoco shall deliver or cause to be delivered to the Delivery Point for fractionation under the terms of the Agreement, the Raw Product which it owns and/or controls and which are produced from the dedicated plants listed in Exhibit "A", and which are delivered to the Mont Belvieu Area. Such Raw Product shall include both Y-Grade and Back-End Mixes. Volumes of Raw Product from the dedicated plants listed in Exhibit "A" but which are currently subject to the Koch Commitment will be delivered to CBF following the termination of that commitment. Amoco further agrees that for any volumes of Y-Grade or Back-end Mixes that Amoco may now or in the future have available from plants that are not listed in Exhibit "A" and that are delivered to the Mont Belvieu Area and that can economically be delivered and fractionated at CBF versus alternative opportunities, that Amoco will offer such volumes to become dedicated to CBF and that if CBF accepts same, then such volumes shall become dedicated under the terms of this Agreement.

3.2  The following volumes shall be excepted from the dedication set-forth in
     Section 3.1 above.

     (1) Amoco volumes which are dedicated under the Koch Commitment shall not be

                       'Confidential Treatment Requested'

          dedicated to CBF until July 1, 1998.

     (2) Amoco volumes which are delivered to the Mont Belvieu Area via Duke Energy's pipeline, which moves Raw Product from the Matagorda County, Texas to Mont Belvieu, Texas (formerly referred to as the Dean Pipeline) shall not be dedicated until the following conditions are met.

          (a) A pipeline connection is operational that will allow deliveries from the Duke Energy pipeline to CBF's fractionation facility.

          (b) The Amoco volume on said pipeline is not dedicated under any third-party agreement that is in existence at the time that item
               (a) occurs.

     (3)  Volumes from Amoco's Old Ocean Plant located in Brazoria Country,
          Texas.

     (4)  Volumes from Apache's Hastings Plant located in Brazoria Country,
          Texas.

     (5)  Volumes from Exxon's Katy Plant located in Waller County, Texas.

     (6) Any Amoco volumes which CBF does not commit to accept under the provisions of Article IV of this Agreement.

3.3 Amoco shall direct Pipeline to prepare, during each Month, an allocation of ownership of the Pipeline's commingled Raw Product, by Components actually delivered to CBF. Amoco and CBF are to accept and rely on such allocation.

3.4 Prior to the beginning of each Month, CBF will estimate the volumes of Specification Products for which disposition instructions will be required from Amoco. Such estimates will be established by utilizing the actual volumes of Raw Product delivered to the Fractionation Facility during the most recent Month for which actual volumes are available and adjusting for anticipated variances as may be advised by Amoco from time to time. As set forth in Article IX of this Agreement, Amoco and CBF shall exchange and reconcile Monthly statements detailing Amoco's product movement no later than the last Day of each succeeding Month following the Month in question.

3.5 Amoco is procuring the fractionation services under this Agreement for the purpose of fractionating Raw Product and not for the purpose of reselling such services and agrees not to so resell said services.

                          ARTICLE IV: CBF'S PERFORMANCE

4.1  CBF shall accept delivery of and provide fractionation for a maximum of
* [REDACTED] Barrels per Day of Amoco's Y-Grade and [REDACTED] Barrels per Day of Back-End Mixes as determined on a Monthly average basis. Volumes above these amounts will be accepted by CBF for fractionation on a space available basis.

4.2 CBF shall deliver Specification Products to Amoco or its designee at the Storage Facility or at other mutually agreed upon locations. CBF will redeliver Specification Products during the same Month in which the Raw Product containing such Components is delivered to CBF, so long as Pipeline deliveries allow for fractionation of said Raw Product at a rate approximating the Daily average Pipeline delivery rate for said Month.

4.3 CBF shall not routinely hold back Specification Products from Amoco as a minimum inventory requirement. However, CBF shall have the right to withhold distribution of Amoco's Specification Products, on a CBF ownership percentage basis, to the extent that CBF has insufficient volumes of Specification Products to meet its obligations to its fractionation customers. To determine Amoco's ownership percentage in CBF, the combined ownership percentage of both Amoco MB Fractionation Company (a partner in CBF) and Amoco MBF Company (a partner in DEVCO) shall be considered.

4.4 The quantity of the five Specification Products due Amoco will be as follows, based on the Pipelines' reported volumes of each Component which have been delivered for Amoco's account:

     (1) EP MIX (80/20): the volume will be equal to (a) 100% of the ethane Component plus methane Component up to 1.5 liquid volume percent of the ethane Component, (b) plus propane Component equal to 25% of the volume in (a) above.

     (2) PROPANE: the volume will be equal to 100% of the propane Component minus the propane use for the EP Mix.

     (3)  ISOBUTANE: the volume will be equal to 100% of the isobutane
          Component.

     (4) NORMAL BUTANE: the volume will be equal to 100% of the normal butane Component.

     (5) NATURAL GASOLINE: the volume will be equal to 100% of the isopentane and heavier Components.

4.5 In the event CBF actually produces purity ethane utilizing its existing facilities (as of January 1, 1998), then Amoco reserves the right to receive a prorated share of its ethane as purity ethane. The maximum Monthly volume of purity ethane that Amoco may elect to receive would be calculated as follows:

     AE = [AEY/TEY] x E

     Where:
     AE = Amoco's prorated share of purity ethane
     AEY = the ethane Component of Amoco's delivered Y-Grade during the

                       'Confidential Treatment Requested'

               calendar Month
     TEY = the total amount of ethane Component in Y-Grade delivered to the
               Fractionator for fractionation services during the Calendar Month E = the volume of purity ethane produced by CBF during the calendar Month

                         ARTICLE V: TRANSFER OF CUSTODY

     Amoco warrants that it has the right to cause the Raw Product to be fractionated. Custody of the Raw Product shall transfer to CBF at the Delivery Points, subject to Amoco's right, pursuant to Section 4.2 above, to receive allocated Gallons of Specification Products at the Storage Facility. Custody of Specification Products shall be delivered to Amoco or its designee. CBF shall at no time take title to the Raw Product or the resulting Specification Products while such products are in the custody of CBF.

                             ARTICLE VI: MEASUREMENT

6.1 Volumes of Raw Product, shall be measured and calculated in accordance with the then current Pipeline tariff or CBF's Pipeline connection agreements. CBF shall furnish Amoco with current copies of all Pipeline connection agreements and any future modifications to such agreements.

6.2  Volumes of Specification Products delivered by CBF in accordance with
     Article IV, shall be measured and calculated in accordance with CBF's standard measurement procedures at Mont Belvieu and shall conform to good measurement practices in the industry and the then current API Manual of Petroleum Measurement Standards. CBF shall furnish Amoco with the current copies of all standard measurement procedures for Mont Belvieu and any future modifications to such procedures.

                        ARTICLE VII: COMPENSATION TO CBF

7.1 Subject to Article VIII, as full consideration for the fractionation services provided hereunder, Amoco shall pay to CBF a fractionation fee for each Gallon of Y-Grade ("Y-Grade Fee") or Back-End Mixes ("Back-End Fee") delivered by, or on behalf of, Amoco to CBF each Month. Such fees shall be determined on a calendar quarter basis by the following formulas:

*    Y-Grade Fee = [REDACTED]

                    and

                       'Confidential Treatment Requested'

*    Back-End-Fee = [REDACTED]

Where:

         FUEL   = The fuel cost (in $/MMBtu) equivalent to the Houston Ship
                  Channel Index of INSIDE FERC'S GAS MARKET REPORT, for natural gas (large packages) for the preceding calendar quarter
*                 plus [REDACTED] per MMBTU.

         ELEC   = The combined average cost of purchased electricity (in
                  CENTS/KWH) at the Fractionator for the preceding calendar quarter.

         CPIU   = The combined average Consumer Price Index, as published by the United States Department of Labor, for the preceding calendar quarter.

7.2 The above fee formulas shall remain in effect during the first five Years of the Primary Term unless CBF implements a significant energy reduction project similar to that contemplated by Warren and Amoco in December of 1997. If such project is implemented and significant energy consumption efficiencies are realized due to same, then CBF and Amoco will mutually agree upon a new formula to become effective with the start of the first Month that follows the start-up of said project by 60 Days. Such new formula should initially reflect the same resulting fees as the above formulas, but will utilize new factors as are appropriate to be changed to reflect the change in energy consumption patterns at the Fractionator, provided that the definition of "FUEL," "ELEC" and "CPIU" above shall not change.

7.3 Either Party shall have the right to initiate a renegotiation of either or both of the above fees and fee formulas to be effective on any or each of
* the [REDACTED] of the Effective Date (the "Price Change Dates") by giving the other Party at least ninety (90) Days and no more than one hundred fifty (150) Days notice prior to any of the Price Change Dates. Such negotiations shall commence immediately upon the date of receipt of such notice by the other Party and continue for at least sixty (60) Days thereafter (the "Negotiation Period"). During the Negotiation Period, each Party shall submit to the other Party one or more written offers for the new fee or fees. If CBF and Amoco are unable to agree to the new fee or fees by the end of the Negotiation Period, either CBF or Amoco shall have the right to have the new fee or fees re-determined by initiating Fee Re-Determination Arbitration pursuant to Sections 13.5 through 13.10, provided that in arbitrating such fee re-determinations, the arbitrator's choice shall be based on a determination of which of the Parties' Final Offers most closely approximates the then current fair market rate for the fractionation and other services provided by CBF hereunder, based on a five Year term for volumes and composition of Raw Product similar to that then being tendered hereunder by Amoco, and with the market area for comparison being the Mont Belvieu Area.

                     ARTICLE VIII: TAXES AND OTHER PAYMENTS

     Amoco shall be responsible for the payment of any royalties, overriding royalties, and other payments due or to become due on the Raw Products or the Specification Products which are subject to this Agreement. Any tax applicable to the Raw Products or the Specification Products or the services provided by CBF hereunder, including but not limited to any tax applicable to stored volumes of Specification Products, shall be borne and paid by Amoco unless such tax is by law imposed upon CBF, in which event, such tax shall be paid by CBF and charged to Amoco and reimbursed by Amoco. Amoco shall indemnify and hold CBF and their respective Affiliate's directors, officers, agents and employees harmless from and against any and all claims, demands or causes of action of any kind, together with all loss, damage and expense (including court costs and attorney's fees) arising with respect to the payment of any taxes, royalties, overriding royalties and other payments due or to become due on the services, Raw Products or Specification Products which are subject to this Agreement.

                   ARTICLE IX: ACCOUNTING AND AUDIT PROCEDURES

9.1 Amoco or its designee shall furnish the following reports to CBF: (i) Amoco's share of Components in the Raw Product delivered each Month for the Month in question by the tenth Day of the next succeeding Month; (ii) instructions for delivery of Specification Products for the Month in question during the Month in question, as set forth in Section 3.4; and
     (iii) twelve (12) Month forecast of Raw Product projected to be delivered under this Agreement, as requested by CBF from time to time.

9.2 CBF shall furnish each Month for the preceding Month, the following reports to Amoco: (i) volumes of Amoco's Specification Products attributable to the Raw Product delivered to CBF each Month, in accordance with the reconciliation described in Section 3.4; (ii) Specification Products volumes delivered to Amoco or its designee each Month in accordance with the reconciliation described in Section 3.4; and (iii) Amoco's inventories of Specification Product(s) each Month, in accordance with the reconciliation described in Section 3.4. CBF shall furnish initial reports of these items by the twentieth Day of the Month succeeding the Month and shall fully complete volume and money reconciliations as described in
     Section 9.3 below.

9.3 Volume and money reconciliation shall be prepared by Amoco and by CBF on a Monthly basis. Amoco and CBF shall cooperate to identify and reconcile volume balances and amounts owed. As each Party completes each Month's reconciliation, a copy of the reconciliation shall be sent to the other Party but no later than the last Day of the Month succeeding the Month in question.

9.4 All invoices or statements issued by CBF and any volume and money reconciliation reports, or balancing reports, during any calendar Year shall conclusively be presumed to be true and correct after twenty-four (24) Months following the end of any such calendar Year, unless within the said twenty-four (24) Month period the other Party takes written exception thereto and makes claim on the Party issuing the invoice, statement or report for adjustment.

9.5 Amoco, upon at least thirty (30) Days prior notice in writing to CBF, shall have the right to audit the CBF's records pertaining to performance under this Agreement, for any calendar Year within the twenty-four (24) Month period following the end of such calendar Year; provided, however, the making of ail audit shall not extend the time for the taking of written exception to and the adjustments provided for in Section 9.4. Amoco shall make every reasonable effort to conduct an audit in a manner which will result in a minimum of inconvenience to CBF. CBF shall bear no portion of the Amoco's audit cost. An audit shall not be conducted more than once each Year. CBF shall reply in writing to an audit report within 180 Days after receipt of such report. Should Amoco and CBF fail or be unable to resolve any audit disputes, the matter shall be resolved using the dispute resolution procedures set forth in Article 13 of this Agreement.

9.6 CBF shall retain all financial and volume records for a minimum of forty-eight (48) Months following the end of any calendar Year.

                         ARTICLE X: BILLING AND PAYMENT

     After receiving allocation information from Pipeline each Month, CBF shall furnish Monthly to Amoco an invoice reflecting all applicable fees and charges due and Amoco shall pay to CBF the amounts due no later than (i) ten (10) Days after Amoco's receipt of invoice therefor, if the amount of same is fifty thousand dollars ($50,000) or more or (ii) fifteen (15) Days after receipt of invoice therefor, if the amount of same is less than fifty thousand dollars ($50,000). If the Day on which any payment is due is not a Business Day, then the relevant payment shall be due upon the immediately preceding Business Day, except if such payment due date is a Sunday or Monday, then the relevant payment shall be due upon the immediately succeeding Business Day. Any amounts which remain due and owing after the due date shall bear interest thereon at the lower of the United States Treasury 90-Day T-Bill interest rate, as published in the Wall Street Journal on the first Day such rate is quoted at the beginning of each calendar quarter, plus thirteen (13%), or the maximum lawful rate of interest (the "Base Rate"). If a good faith dispute arises as to the amount payable in any statement, the amount not in dispute shall be paid. if Amoco elects to withhold any payment otherwise due as a consequence of a good faith dispute, Amoco shall provide CBF with written notice of its reasons for withholding payment, and, if the amount of such invoice is equal to or greater than five thousand dollars ($5,000) or the total aggregate amount of all invoices in which Amoco has withheld payment and is outstanding at any time is greater than or equal to twenty five thousand dollars ($25,000), Amoco shall simultaneously place the disputed amount into an escrow account at a mutually acceptable commercial bank, pending resolution of the dispute. Amoco's election to withhold payment from CBF and escrow same as provided herein shall be exercised within thirty (30) Days from Amoco's receipt of the invoice giving rise to such good faith dispute. After the thirty
(30) Day period, Amoco shall be required to pay CBF the full amount of the invoice whether or not there is a good faith dispute as to the amount payable. If it is subsequently determined, whether by mutual agreement of the Parties or otherwise, that (i) Amoco is required to pay all or any portion of the disputed amounts to CBF or (ii) Amoco is entitled to reimbursement for an invoice it paid, in addition to paying such amounts, the Party making such payment also shall pay interest accrued on such amounts at the Base Rate from (1) the original due date until paid in full, if Amoco is required to pay, or (2) the date Amoco paid the disputed invoice until paid in full, if CBF is required to pay.

                            ARTICLE XI: FORCE MAJEURE

11.1 In the event either Party hereto is rendered unable, wholly or in part, by reason of Force Majeure to carry out its obligations under this Agreement, upon such Party's giving notice and reasonably full particulars of such Force Majeure in writing to the other Party after the occurrence of the cause relied on, then the obligations of such Party, other than the obligation to pay money due hereunder, insofar and only insofar as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period; and such cause shall, so far as reasonably possible, be remedied with all reasonable dispatch.

11.2 The term "Force Majeure" shall mean acts of God, strikes, lockouts or other industrial disputes or disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, hurricanes, storms, and warnings for any of the foregoing which may necessitate the precautionary shut-down of wells, plants, pipelines, gathering systems, loading facilities, terminals, the Fractionator or any portion thereof, or other related facilities, floods, washouts, arrests and restraints of governments (either federal, state, civil or military), civil disturbances, explosions, sabotage, breakage or accidents to equipment, machinery, plants, the Fractionator or any portion thereof, or lines of pipe, the lack or failure of brine or brine handling capacity, the making of repairs or alterations to any of the foregoing, inability to secure labor or materials, freezing of equipment, machinery, plants, the Fractionator or any portion thereof, or lines of pipe, partial or entire failure of wells or gas supply, electric power shortages, necessity for compliance with any court order, or any law, statute, ordinance, rule, regulation or order promulgated by a governmental authority having or asserting jurisdiction, inclement weather that necessitates extraordinary measures and expense to construct facilities and/or maintain operations, or any other causes, whether of the kind enumerated herein or otherwise, which are not within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to prevent or overcome. Such term shall likewise include, in those instances where either Party hereto is required to obtain servitudes, rights-of-way, grants, permits or licenses to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire, or delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such servitudes, rights-of-way grants, permits or licenses, and in those instances where either Party hereto is required to furnish materials and supplies for the purpose of constructing or maintaining facilities to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire, or delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such materials and supplies. The term "Force Majeure" shall also include any event of force majeure occurring with respect to the facilities or services of either Party's suppliers or customers providing a service or providing any equipment, goods, supplies or other items necessary to the performance of such Party's obligations, and shall also include curtailment or interruption of deliveries or services by such third-party suppliers or customers as a result of an event defined as Force Majeure hereunder.

11.3 Notwithstanding Section 11.1 above, it is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing Party when such course is inadvisable in the discretion of the Party having the difficulty.

            ARTICLE XII: INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1. AMOCO'S INDEMNITIES: REGARDLESS OF THE PRESENCE OR ABSENCE OF ANY INSURANCE COVERAGE MAINTAINED BY EITHER PARTY HERETO, AMOCO HEREBY RELEASES, AND AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS, CBF, ITS OPERATOR, PARTNERS AND ITS PARTNERS' AFFILIATES AND THOSE ENTITIES' RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES ("AMOCO INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LIABILITY, LOSS, DAMAGE, PENALTIES, FINES, COST AND EXPENSE, INCLUDING COURT COSTS AND ATTORNEY'S FEES IN CONNECTION THEREWITH ("CLAIMS"), ARISING OUT OF OR RELATED TO:

     (1) DESTRUCTION, LOSS OR CONTAMINATION OF AMOCO'S RAW PRODUCT AND SPECIFICATION PRODUCTS, EVEN WHERE LIABILITY WITHOUT FAULT WOULD OTHERWISE BE IMPOSED ON CBF AND REGARDLESS OF THE CAUSE OF SUCH LOSS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENCE OF ANY OF THE AMOCO INDEMNIFIED PARTIES, IT BEING UNDERSTOOD AND AGREED THAT AMOCO SHALL RETAIN ALL RISK OF LOSS WITH REGARD TO AMOCO'S RAW PRODUCT AND ATTRIBUTABLE SPECIFICATION PRODUCTS, EVEN WHEN SAME IS IN CBF'S POSSESSION DURING THE PROVIDING OF SERVICES HEREUNDER; and

     (2) Except as to Claims within the scope of Sections 12.1.(1) above, any Claims arising from injuries or damages to the persons or properties arising from damages to the tangible physical property in connection with Amoco's, or its contractors, handling and possession of Amoco's Raw Product or Specifications Products prior to delivery of same to CBF and after delivery of same from CBF back to Amoco or its designated representative to the extent of Amoco's or its contractor's negligence or legal fault for same.

12.2 CBF INDEMNITIES: Regardless of the presence or absence of any insurance coverage maintained by either party hereto, CBF hereby releases, and agrees to defend, protect, indemnify and hold harmless, Amoco, and its affiliates, and agents and those entities' respective directors, officers, employees, agents and representatives ("CBF Indemnified Parties") from and against any and all claims, demands, causes of action, liability, loss, damage, penalties, fines, cost and expense, including court costs and attorney's fees in connection therewith ("Claims"), arising from injuries or damages to the persons or properties arising from damages to the tangible physical property in connection with CBF's, or its contractors, handling and possession of Amoco's Raw Product or Specifications Products while same are in CBF's possession and prior to delivery of same to Amoco at the Storage Facility to the extent of CBF's or its contractor's negligence or legal fault for same.

12.3 LIMITATION OF LIABILITY: NEITHER CBF, CBF'S OPERATOR OR AMOCO SHALL BE RESPONSIBLE OR LIABLE TO THE OTHERS, OR TO THEIR AGENTS, FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY BREACH HEREOF, REGARDLESS OF THE CAUSES OF SAME, INCLUDING WHERE CAUSED, BY THE NEGLIGENCE OR FAULT OF THE PARTY WHOSE LIABILITY IS LIMITED HEREBY.

                        ARTICLE XIII: DISPUTE RESOLUTION

13.1 COVERED DISPUTES - Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including, without limitation, the meaning of its provisions, or the proper performance of any of its terms by either Party, its breach, termination or invalidity ("Dispute") will be resolved in accordance with the procedures specified in this Section, which will be the sole and exclusive procedure for the resolution of any such Dispute, except that a Party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo. Despite the filing of any such injunctive or other provisional judicial relief, the Parties will continue, subject to Subsection 13.10 below, to participate in the applicable procedures specified in this Section. The obligation to participate in such applicable procedures shall not require either Party to participate in the negotiation between executives procedures set forth in Subsection 13.3 below or the mediation procedures set forth in Subsection 13.4 below if either Party determines, in its sole discretion, that such procedures would be futile.

13.2 INITIATION OF PROCEDURES. Either Party desiring to initiate the dispute resolution procedures set forth in this Section with respect to a Dispute not resolved in the ordinary course of business (the "Initiating Party") must give written notice of the Dispute (the "Dispute Notice") to the other Party (the "Non-Initiating Party"). The Dispute Notice shall include (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party, and of any other person who will accompany the executive, in the negotiations under Subsection 13.3 below.

13.3 NEGOTIATION BETWEEN EXECUTIVES - If one Party has given a Dispute Notice under Subsection 13.2 above, the Parties may attempt in good faith to resolve the Dispute within forty-five (45) Days following receipt of the Dispute Notice by the Non-Initiating Party by negotiation between executives who have authority to settle the Dispute and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement or the matter in Dispute. Within fifteen
     (15) Days after receipt of the Dispute Notice, the Non-Initiating Party may submit to the other a written response. If given, the response will include
     (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. If such a response is given by the Non-Initiating Party, within forty-five (45) Days following receipt of the Dispute Notice by the Non-Initiating Party, the executives of both Parties will meet at a mutually acceptable time and place, and thereafter, as often as they reasonably deem necessary, to attempt to resolve the Dispute.

13.4 MEDIATION - If the Dispute has not been resolved by negotiation under the Subsection 13.3 above within forty-five (45) Days following receipt of the Dispute Notice by the Non-Initiating Party or if the Non-Initiating Party fails to respond within the required fifteen (15) Day period, either Party may initiate the mediation procedure of this Subsection by giving written notice to the other Party ("Mediation Notice"). The Parties will endeavor to settle the Dispute by mediation within sixty (60) Days of the Mediation Notice under the then current Center for Public Resources ("CPR") Model Mediation Procedure for Business Disputes. If the Parties have not agreed upon a mediator within seven (7) Days after the Mediation Notice, either Party may request CPR assistance in the selection of a mediator under its guidelines. Unless otherwise agreed to by the Parties, no discovery shall be allowed during the sixty (60) Day mediation period. If both Parties elect to participate in the mediation procedures set forth herein, the cost of the mediator will be shared equally between the Parties, unless otherwise agreed to in writing by the Parties. If one Party elects not to participate in the mediation procedures, neither Party shall bear any cost associated with such procedure, other than costs that each Party may have incurred in connection therewith which shall be borne by the Party that incurred such costs.

13.5 ARBITRATION. If the Dispute has not been resolved by mediation under the Subsection 13.4 above within the required sixty (60) Day period or if either Party fails and/or refuses to participate in such mediation procedures, either Party may request that the matter be resolved through arbitration by submitting a written notice (the "Arbitration Notice") to the other. Additionally, if the Parties have been unable to agree on a fee re-determination initiated by either Party pursuant to Section 7.3 during the Negotiation Period, as set forth in said section, either Party may then initiate arbitration to by submitting an Arbitration Notice to the other and such fee re-determination shall not be submitted to the procedures set forth in Sections 13.2 through 13.4 but shall be arbitrated pursuant to this Section 13.5 and the following Subsections 13.6 through 13.10, as applicable ("Fee Re-Determination Arbitration"). Any arbitration that is conducted hereunder shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 ET SEQ., as amended, and will not be governed by the arbitration acts, statutes, or rules of any other jurisdiction.

13.6 ARBITRATION PROCEDURE. The Arbitration Notice shall name the noticing Party's arbitrator and shall contain a statement of the issue(s) presented for arbitration. Within fifteen (15) Days of receipt of an Arbitration Notice, the other Party shall name its arbitrator by written notice to the other and may designate any additional issue(s) for arbitration. The two named arbitrators shall select the third arbitrator within fifteen (15) Days after the date on which the second arbitrator was named. Should the two arbitrators fail to agree on the selection of the third arbitrator, either Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the third arbitrator. Should either Party fail and/or refuse to name its arbitrator within the required fifteen (15) Day period, the other Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the arbitrator for such Party. Notwithstanding the foregoing, in the case of a Fee Re-Determination Arbitration, the Parties shall mutually select a single arbitrator within thirty (30) Days after receipt of the Arbitration Notice and if they should fail to agree on the arbitrator within that time period, either Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the arbitrator. The cost of the arbitrator shall be shared equally between the Parties. All arbitrators shall be qualified by education or experience within the natural gas liquids portion of the energy industry to decide the issues presented for arbitration. No arbitrator shall be: a current or former director, officer, or employee of either Party or its Affiliates; an attorney (or member of a law firm) who has rendered legal services to either Party or its Affiliates within the preceding three Years; or an owner of any of the common stock of either Party, or its Affiliates.

13.7 ARBITRATION HEARING. The three arbitrators or in the case of Fee Re-Determination Arbitration, the single arbitrator shall commence the arbitration proceedings within twenty-five (25) Days following the appointment of the third arbitrator or the single arbitrator, as appropriate. The arbitration proceedings shall be held at a mutually acceptable site and if the Parties are unable to agree on a site, the arbitrators shall select the site. The arbitrators shall have the authority to establish rules and procedures governing the arbitration proceedings, including, without limitation, rules concerning discovery. Each Party shall have the opportunity to present its evidence at the hearing. The arbitrators may call for the submission of pre-hearing statements of position and legal authority, but no post-hearing briefs shall be submitted. The arbitration panel shall not have the authority to award incidental, consequential, special, punitive or exemplary damages. In addition, if an issue under consideration is limited to a determination of an amount of money owed by one Party to the other, or Fee Re-Determination Arbitration, each Party shall submit to the single arbitrator a final offer of its proposed resolution of the dispute ("Final Offers"). The arbitrator shall be charged to select from the two Final Offers the one which the panel finds to be the most reasonable and consistent with the terms and conditions of this Agreement, and the arbitrator shall not average the Parties' proposals or otherwise craft its own remedy. With regard to Fee Re-Determination Arbitration, the basis for the arbitrator's decision shall be based on the factors set forth is said
     Section 7.3 All evidence submitted in an arbitration proceeding, transcripts of such proceedings, and all documents submitted by the Parties in an arbitration proceeding shall be kept confidential and shall not be disclosed to any third Party by either Party hereto.

13.8 ARBITRATION DECISION AND COSTS. The decision of the arbitrators or a majority of them, shall be in writing and shall be final and binding upon the Parties as to the issue(s) submitted. The cost of the hearing shall be shared equally by the Parties, and, except as provided in Section 13.6, each Party shall be responsible for its own expenses and those of its counsel or other representatives. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have to the arbitrability of any such disputes, controversies or claims and further agrees that a final determination in any such arbitration proceeding shall be conclusive and binding upon each Party.

13.9 ENFORCEMENT OF AWARD. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. The prevailing Party shall be entitled to reasonable attorneys' fees in any contested court proceeding brought to enforce or collect any award of judgment rendered by the arbitrators.

13.10 TOLLING AND PERFORMANCE. Except as otherwise provided in this Article XIII, all applicable statutes of limitation and defenses based upon the passage of time and all contractual limitation periods specified in this Agreement, if any, will be tolled while the procedures specified in this
     Article XIII are pending. The Parties will take all actions to effectuate necessary to effectuate the tolling of any applicable statute of limitation or contractual limitation periods. All deadlines specified herein may be extended by mutual written agreement of the Parties. Each Party is required to continue to perform its obligations under this Agreement pending final resolution of any Dispute, unless to do so would be impossible or impracticable under the circumstances. Notwithstanding the foregoing, the statute of limitations of the State of Texas applicable to the commencement of a lawsuit will apply to the commencement of an arbitration under this Agreement, except that no defenses will be available based upon the passage of time during any negotiation or mediation called for by the preceding Subsections of this Section.

                           ARTICLE XIV: MISCELLANEOUS

14.1 EXISTING LAWS AND REGULATIONS. This Agreement and the operations hereunder shall be subject to the applicable federal and state laws and the applicable orders, laws, rules and regulations of any state or federal authority having or asserting jurisdiction, but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, law, rule or regulation. The parties shall be entitled to regard all such laws, rules, regulations and orders as valid and may act in accordance therewith until such time as the same may be invalidated by final judgment in a court of competent jurisdiction.

14.2 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

14.3. WAIVER. No waiver by either Party of any default under this Agreement or any of the provisions of this Agreement shall be deemed to be a waiver of any future default or any other provision hereof, whether of a like or a different character. No waiver shall be effective unless made in writing and signed by the Party to be charged with such wavier, nor shall such waiver constitute a continuing waiver unless expressly provided by the Party to be charged with such wavier.

14.4 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, neither Party may assign this Agreement, nor any interest herein, without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that a Party may from time to time designate an Affiliate to perform this Agreement, either in whole or in part, such performance being considered that of the Party hereto. It is understood, however, that by such designation, said Party hereto does not thereby avoid obligations imposed by the terms and provisions hereof. Amoco further specifically agrees that it will not assign its interest in the volumes of Raw Product dedicated to this Agreement without the prior written consent of CBF, which consent shall not be unreasonably withheld; provided such assignment is made subject to this Agreement and any Assignee ratifies and adopts this Agreement in writing.

14.5 EXHIBITS. Unless specifically otherwise provided, if any term or condition expressed or implied in any Exhibit to this Agreement conflicts or is at variance with any term or condition of this Agreement, this Agreement shall prevail. All Exhibits as referenced herein are attached hereto and made a part hereof.

14.6 DTPA WAIVER. THE PARTIES CERTIFY THAT THEY ARE NOT "CONSUMERS" WITHIN THE MEANING OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SUBCHAPTER E OF CHAPTER 17, SECTIONS 17.42, ET SEQ., OF THE TEXAS BUSINESS AND COMMERCE CODE, AS AMENDED ("DTPA"). THE PARTIES COVENANT, FOR THEMSELVES AND FOR AND ON BEHALF OF ANY SUCCESSOR OR ASSIGNEE, THAT, IF THE DTPA IS APPLICABLE, (a) THE PARTIES ARE "BUSINESS CONSUMERS" AS THAT TERM IS DEFINED IN THE DTPA, (b) OTHER THAN SECTION 17.555 OF THE TEXAS BUSINESS AND COMMERCE CODE, EACH PARTY HEREBY

     WAIVES AND RELEASES ALL OF ITS RIGHTS AND REMEDIES UNDER THE DTPA AS APPLICABLE TO THE OTHER PARTY AND ITS SUCCESSORS AND ASSIGNS, AND (c) EACH PARTY SHALL DEFEND AND INDEMNIFY THE OTHER FROM AND AGAINST ANY AND ALL CLAIMS OF OR BY THAT PARTY OR ANY OF ITS SUCCESSOR AND ASSIGNS OR ANY OF ITS OR THEIR AFFILIATES BASED IN WHOLE OR IN PARTY OF THE DTPA, ARISING UT OF OR IN CONNECTION WITH THE TRANSACTION SET FORTH IN THIS AGREEMENT.

14.7 HEADINGS, ARTICLES AND SECTIONS. All references to Articles" and "Sections" herein pertain to Articles and Sections of this Agreement, unless expressly stated otherwise. Headings are for purposes of reference only and shall not be used to construe the meaning of this Agreement.

14.8 PRINCIPLES OF CONSTRUCTION AND INTERPRETATION. In construing this Agreement, the following principles shall be followed:

     (i) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement:

     (ii) examples shall not be construed to limit, expressly or by implication, the matter they illustrate:

     (iii) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions: and

     (iv) the plural shall be deemed to include the singular and vice versa, as applicable.

14.9 NOTICES. Any notice, request, instruction, correspondence, or other documentation to be given hereunder by either Party to the other shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or facsimile as follows:

          FOR CBF:

          To:          Cedar Bayou Fractionators, L.P.
                       c/o Warren Petroleum Company, Limited Partnership
          Attention:   Vice President, Asset Marketing and Services
          At:          1000 Louisiana, Suite 5800
                       Houston, TX 77002-5050

          Phone:       (713) 507-3843
          FAX:         (713) 767-8286

          With a copy to:   General Counsel
                            Warren Petroleum Company,
                            Limited Partnership
                            1000 Louisiana, Suite 5800
                            Houston, TX 77002-5050
                            Phone: 713-507-6400
                            Fax: 713-507-6987

          FOR AMOCO (EXCEPT ACCOUNTING MATTERS):

          To:          Amoco Oil Company
          Attention:   Manager, NGL Planning and Optimization
                       Mail Code 1102
          At:          200 East Randolph Drive
                       Chicago, Illinois 60601
          or:          P. 0. Box 87707
                       Chicago, Illinois 60681-0707

          Phone:       (312) 856-6730
          FAX:         (312) 616-0624

          FOR AMOCO ACCOUNTING MATTERS:

          To:          Amoco Business Services
          Attention:   NGL Accounting - 14th Floor
          At:          P.O. Box 200, Station M
                       Calgary, Alberta T2P 2H8

          Phone:       (403) 233-1179
          FAX:         (403) 233-1052

      or at such other address as either Party shall designate by written notice to the other. A notice sent by facsimile shall be deemed to have been receive by the close of the first Business Day following the Day on which it was transmitted and confirmed by transmission report or such earlier time as confirmed orally or in writing by the receiving Party. Notice by
      U. S. Mail, whether by U. S. Express Mail, registered mail or certified mail, or by overnight courier shall be deemed to have been received by the close of the second Business Day after the Day upon which its was sent, or such earlier time as is confirmed orally or in writing by the receiving Party. Any Party may change its address or facsimile number by giving notice of such change in accordance with herewith.

14.10 NO THIRD PARTY BENEFICIARY. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other person whomsoever, it being the intention of the Parties that no third person shall be deemed a third party beneficiary of this Agreement.

14.11 SEVERABILITY. This Agreement and the operations hereunder shall be subject to the valid and applicable federal and state laws and the valid and applicable orders, laws, local ordinances, rules, and regulations of any local, state or federal authority having jurisdiction, but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, laws, rules, or regulations in any forum having jurisdiction in the premises. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable. If a provision of this Agreement is or becomes illegal, invalid, or unenforceable in any jurisdiction, the foregoing event shall not affect the validity or enforceability in that jurisdiction of any other provision of this Agreement nor the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

14.12 ENTIRE AGREEMENT AND AMENDMENT. This Agreement, including, without limitation, all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by both parties that expressly amends this Agreement.

14.13 SETOFFS AND COUNTERCLAIMS. Except as otherwise provided herein, each Party reserves to itself all rights, set-offs, counterclaims, and other remedies and/or defenses which that Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

14.14 NO PARTNERSHIP OR ASSOCIATION. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.

14.15 NO COMMISSIONS, FEES OR REBATES. Except as expressly authorized by this Agreement, no director, employee or agent of either Party shall give or receive any commission, fee, rebate gift or entertainment of significant cost or value in connection with this Agreement. Any representative or representative(s) authorized by either Party may audit the applicable records of the other Party for the purpose of determining whether there has been compliance with this Section.

                   'Confidential Treatment Requested'


  14.16 NO PARTNERSHIP, ASSOCIATION, ETC. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.

                         ARTICLE XV: FUEL SUPPLY OPTION

        By giving sixty (60) Days written notice to CBF prior to the beginning of any calendar year, Amoco may elect to sell fuel gas to CBF at a
* price equal to [REDACTED] of the then estimated fuel gas consumption of the Fractionator, which estimate shall be established Monthly by CBF in its sole discretion. Amoco will be solely responsible for all costs associated with arranging for the delivery of such fuel gas to the Fractionator.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the Day and Year first above written.

  Cedar Bayou Fractionators, L.P.

  By: Downstream Energy Ventures Co., L.L.C.
  Title: Managing General Partner

  By: /s/ William E. Puckett
     ----------------------------
       William E. Puckett
  Title: Vice President
        -------------------------


  AMOCO OIL COMPANY

  By: /s/ A. B. ANDERSON
     ----------------------------

  Title: MANAGER, NGL SUPPLY & LOGISTICS
        -------------------------

                                   EXHIBIT "A"
                                       to
                             Fractionation Agreement
                                 by and between
                        Cedar Bayou Fractionators, L. P.
                                       and
                                Amoco Oil Company

                            AMOCO'S DEDICATED PLANTS

Plant                                        Location
-----                                        --------
Anschutz                                     Uinta Co., Wyoming

Denver City Plant                            Yoakum Co., Texas

Echo Springs                                 Carbon Co., Wyoming

Goldsmith Plant                              Ector Co., Texas

Headleee Devonian Plant                      Ector Co., Texas

Ignacio                                      La Plata Co., Colorado

Kutz                                         Rio Arriba, Co., New Mexico

Lybrook                                      Rio Arriba Co., New Mexico

Opal                                         Lincoln Co., Wyoming

Painter                                      Uinta Co., Wyoming

San Juan                                     San Juan Co., New Mexico

Walton Plant                                 Winkler Co., Texas

Wamsutter                                    Carbon Co., Wyoming

Wasson C02 Plant                             Yoakum Co., Texas

West Seminole Plant                          Gaines Co., Texas

Whitney Canyon                               Uinta Co., Wyoming

Willard Plant                                Yoakum Co., Texas

                                    EXHIBIT B
                                 ETHANE-PROPANE
                                  80-20 MIXTURE
                                  SPECIFICATION

Product characteristics with test methods are herein specified for ethane-propane 80-20 mixtures received by Warren Petroleum Company, Limited Partnership.

                                                                                           TEST METHODS
PRODUCT CHARACTERISTICS                             MINIMUM           MAXIMUM              LATEST REVISION
-----------------------                             -------           -------              ---------------

1.  COMPOSITION                                                                            ASTM E-260
         Percent by Liquid Volume
         Methane (Percent of Ethane)                                  2.0                  GPA 2177
         Ethylene (Percent of Ethane)                                 1.0
         Methane, Ethane & Ethylene                 78.0              82.0
         Propane, Propylene, & Butanes              18.0              22.0                 ASTM D-2163
         Propylene                                                    1.0
         Butanes                                                      0.8

2. CORROSION
         Copper Strip @ 100 DEG. F                                    1-b                  ASTM D-1838
         (Invalid if additive or inhibitor
         is used.)
         Corrosion Additive or Inhibitor,
         PPM by Weight                                                1                    Applicable Industry
                                                                                           Practices

3. TOTAL SULFUR

         PPM by Weight in Liquid                                      120                  ASTM D-3246

4. DRYNESS                                                            No Free Water        Visual

5. CARBON DIOXIDE
         PPM by Weight in Liquid                                      1,000                GPA 2177

PRODUCT ACCOUNTING

For accounting purposes, methane and ethylene shall be considered ethane, propylene and butanes shall be considered propane within the above listed specification limits.

Any excess of these hydrocarbon Components above the specification limits shall not be accounted for.

                                    EXHIBIT B
                              PROPANE SPECIFICATION

Product characteristics with test methods are herein specified for propane received by Warren Petroleum Company, Limited Partnership. This product meets the requirement of the GPA HD-5 propane specification.

                                                                                           TEST METHODS
PRODUCT CHARACTERISTICS                             MINIMUM           MAXIMUM              LATEST REVISION
-----------------------                             -------           -------              ---------------

1.  COMPOSITION                                                                            ASTM E-260
         Percent by Liquid Volume Ethane                              As limited by other
                                                                      Components & vapor
                                                                      pressure.
         Propane                                    90.0              100
         Propylene                                                    5.0                  ASTM D-2163
         Butanes & Heavier                                            2.5

2.  VAPOR PRESSURE
         Psig @ 100 DEG. F                                            208                  ASTM D-1267

3.  CORROSION
         Copper Strip @ 100 DEG. F                                    1-b                  ASTM D-1838
         (Invalid if additive or inhibitor is
         used.)
         Corrosion Additive or Inhibitor, PPM
         by Weight.                                                   1                    Applicable Industry Practices

4.  TOTAL SULFUR
         PPM by Weight in Liquid                                      120                  ASTM D-3246

5.  HYDROGEN SULFIDE
         PPM by Weight in Liquid                                      1                    Field - Length of Stain Tube
         (Lab test required if field test is                                               Lab Chromatography with Flame
         positive.)                                                                        Photometric Detector

6.  CARBONYL SULFIDE
         PPM by Weight in Liquid                                      2                    Field - Length of Stain Tube
         (Field test invalid if C(4) + exceeds 1.0
         LV%) (Lab test required if field test                                             Lab - UOP 212 or UOP 791
         is positive.)                                                                     Lab - Gas Chromatography with
                                                                                           Flame Photometric Detector
7.  NON-VOLATILE RESIDUE
         a) Milliliters @ 100 DEG. F                                  0.05                 ASTM D-2158
         b) Oil Stain                                                 Pass

THE FOLLOWING TESTS ARE OPTIONAL, DEPENDING
  UPON THE PRODUCT SOURCE:

8. DRYNESS
         Freeze Valve, Seconds                                        60 (Note 2)          ASTM D-2713

9.  VOLATILE RESIDUE
         95% Evaporated - Temperature, DEG. F                        -37                  ASTM D-1837

10. AMMONIA
         PPM by Weight in Liquid                                      1                    Field - Length of Stain Tube
                                                                                           Lab - UOP 430

11. FLUORIDES
         PPM by Weight in Liquid as                                   5                    Field - Length of Stain Tube
         Monatomic Fluorine

12. OTHER DELETERIOUS SUBSTANCES (PPM BY
      WEIGHT IN LIQUID)
         Includes but not limited to                                  1                    Gas chromatography with flame
         (Isoprene, Butadiene, Vinyl                                                       ionization or electron capture
         Chloride, glycol, amine, caustic)                                                 detection or other

NOTES: (1) The test methods for items 2 and 7 are not necessary if a compositional analysis is available which indicates compliance with these requirements.
       (2) The addition of methanol in the distribution system should be on a spot basis and must not exceed a rate of 5 Gallons per 10,000 Gallons of product.

                                    EXHIBIT B
                           NORMAL BUTANE SPECIFICATION

Product characteristics with test methods are herein specified for normal butane received by Warren Petroleum Company, Limited Partnership.


                                                                                           TEST METHODS
PRODUCT CHARACTERISTICS                             MINIMUM           MAXIMUM              LATEST REVISION
-----------------------                             -------           -------              ---------------

1. COMPOSITION                                                                             ASTM E-260
         Percent by Liquid Volume
         Isobutane and Lighter                                        5.0                  ASTM D-2163
         Butylane (Percent of N. Butane)                              1.0
         N. Butane & Butylene                       95.0              100                  GPA 2165
         Pentanes & Heavier                                           2.0

2. VAPOR PRESSURE
         Psig @ 100 DEG. F                                            50                   ASTM D-1267

3. CORROSION
         Copper Strip @ 100 DEG. F                                    1-b                  ASTM D-1838
         (Invalid if additive or inhibitor is
         used.)
         Corrosion Additive or Inhibitor, PPM
         by Weight                                                    1                    Applicable Industry Practices

4. TOTAL SULFUR
         PPM by Weight in Liquid                                      140                  ASTM D-3246

5. VOLATILE RESIDUE
         95% Evaporated - Temperature, DEG. F                         +36                  ASTM D-1837

6.  DRYNESS                                                           No Free Water        Visual

NOTE: The test methods for Items 2 and 5 are not necessary if a compositional analysis indicates compliance with these requirements.

                                    EXHIBIT B
                             ISOBUTANE SPECIFICATION

Product characteristics with test methods are herein specified for isobutane received by Warren Petroleum Company, Limited Partnership.

                                                                                           TEST METHODS
PRODUCT CHARACTERISTICS                             MINIMUM           MAXIMUM              LATEST REVISION
-----------------------                             -------           -------              ---------------

1. COMPOSITION                                                                             ASTM E-260
         Percent by Liquid Volume
         Propane, Propylene and Lighter                               3.0                   ASTM D-2163
         Isobutane                                  96.0              100
         Butylene, Normal Butane & Heavier                            4.0

2.       VAPOR PRESSURE
         Psig @ 100 DEG. F                                             62                   ASTM D-1267

3. CORROSION
         Copper Strip @ 100 DEG. F                                    1-b                  ASTM D-1838
         (Invalid if additive or inhibitor is
         used.)
         Corrosion Additive or Inhibitor, PPM
         by Weight                                                    1                    Applicable Industry Practices

4. TOTAL SULFUR
         PPM by Weight in Liquid                                      140                  ASTM D-3246

5. VOLATILE RESIDUE
         95% Evaporated - Temperature DEG. F                          +16                  ASTM D-1837

6. DRYNESS                                                            No Free Water        Visual

NOTE: The test methods for Items 2 and 5 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.

                                    EXHIBIT B
                         NATURAL GASOLINE SPECIFICATION

Product characteristics with test methods are herein specified for natural gasoline received by Warren Petroleum Company, Limited Partnership.

                                                                                           TEST METHODS
PRODUCT CHARACTERISTICS                             MINIMUM           MAXIMUM              LATEST REVISION
-----------------------                             -------           -------              ---------------

1. COMPOSITION                                                                             ASTM E-260
         Percent by Liquid Volume
         Butanes & Lighter                                            3.0                  GPA 2165
         Pentanes & Heavier                         97                100

2. VAPOR PRESSURE

   Psi @ 100 DEG. F, Reid                                              14                  ASTM D-323

3. CORROSION

         Copper Strip @ 104 DEG. F                                    1-b                  ASTM D-130
         (Invalid if additive or inhibitor is
         used.)
         Corrosion Additive or Inhibitor, PPM
         by Weight.                                                   1                    Applicable Industry Practices

4. DOCTOR TEST                                                        Negative             GPA 1138

5. DRYNESS                                                            No Free Water        Visual

6. COLOR                                            +25               No Color             Field White Cup Method
                                                                                           Lab - ASTM D-156
7. DISTILLATION
         End Point, DEG. F                                            375                  ASTM D-216

NOTE: The test methods for Items 2 and 7 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.

                             FRACTIONATION AGREEMENT

                                 by and between

                         CEDAR BAYOU FRACTIONATORS, L.P.

                                       and

                            WARREN GAS LIQUIDS, INC..

                            EFFECTIVE JANUARY 1, 1998

                                 TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
 ARTICLE I: DEFINITIONS ......................................................................1

 ARTICLE II: TERM ............................................................................4

 ARTICLE III: WARREN'S PERFORMANCE ...........................................................4

 ARTICLE IV: CBF'S PERFORMANCE ...............................................................5

 ARTICLE V: TRANSFER OF CUSTODY ..............................................................6

 ARTICLE VI: MEASUREMENT .....................................................................7

 ARTICLE VII: COMPENSATION TO CBF ............................................................7

 ARTICLE VIII: TAXES AND OTHER PAYMENTS ......................................................8

 ARTICLE IX: ACCOUNTING AND AUDIT PROCEDURES .................................................9

 ARTICLE X: BILLING AND PAYMENT ..............................................................10

 ARTICLE XI: FORCE MAJEURE ...................................................................10

 ARTICLE XII: INDEMNIFICATION AND LIMITATION OF LIABILITY ....................................12

 ARTICLE XIII: DISPUTE RESOLUTION ............................................................13

 ARTICLE XIV: MISCELLANEOUS ..................................................................16

EXHIBIT "A" -- WARREN'S DEDICATED PLANTS

EXHIBIT "B" -- SPECIFICATION PRODUCTS SPECIFICATIONS

                             FRACTIONATION AGREEMENT

      THIS AGREEMENT (the "Agreement") is made and entered into as of the 1st Day of January, 1998, by and between, Cedar Bayou Fractionators, L.P., a Delaware limited partnership (hereinafter referred to as "CBF"), and Warren Gas Liquids, Inc., a Delaware corporation (hereinafter referred to as "Warren"), sometimes also referred to individually as "Party" and collectively as "Parties."

      WITNESSETH:

      WHEREAS, Warren owns, controls or has rights to certain volumes of natural gas liquids recovered by various natural gas processing facilities available for fractionation; and

      WHEREAS, CBF owns a Fractionation Facility, hereinafter defined, situated in Mont Belvieu, Chambers County, Texas; and

      WHEREAS, Warren has arranged for the transportation and delivery of such Raw Product, hereinafter defined, and/or Butane-Gasoline Mix, hereinafter defined, to Mont Belvieu, Texas; and

      WHEREAS, CBF has arranged for the receipt of such Raw Product and/or Butane-Gasoline Mix from Warren, as well as Raw Product and/or
Butane-Gasoline Mix owned by third parties, at the Delivery Point, hereinafter defined; and

      WHEREAS, it is the mutual desire of CBF and Warren that CBF receive Warren's Raw Product at the Delivery Point and redeliver to Warren, or its designee, Specification Products, hereinafter defined, at the Storage Facility, hereinafter defined, or at other mutually agreeable locations.

      NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                             ARTICLE I: DEFINITIONS

      When the following terms or expressions are used in this Agreement, they shall have the meanings defined below:

      "AFFILIATE" shall mean a Person that directly or indirectly through one or more intermediates, controls, or is controlled by or is under common control with the Person specified. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. Any Person shall be deemed to be an Affiliate of any specified Person if such Person owns 50% or more of the voting securities of the specified Person, if the specified Person owns fifty percent (50%) or more of the voting securities of the specified Person, if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control.

      "BACK-END MIX" shall mean any mixture of Components which will be fractionated by the Fractionation Facility without requiring the use of the Fractionator's de-ethanizer.

      "BACK-END FEE" shall have the meaning as ascribed to it in Article VII.

      "BARREL" shall mean 42 Gallons.

      "BASE RATE" shall have the meaning as ascribed to it in Article X.

      "BUSINESS DAY" shall mean a Day on which Federal Reserve member banks in New York City are open for business.

      "CLAIMS" shall have the meaning as ascribed to in Section 12.1 hereinafter.

      "COMPONENT" shall mean the individual hydrocarbon constituents of Raw Product, including but not limited to: methane, ethane, propane, isobutane, normal butane, isopentane, normal pentane, hexanes and heavier, as well as other non-hydrocarbon Components allowed by Pipeline.

      "DAY" OR "DAILY" shall mean a twenty-four (24) hour period commencing 7:00 a.m. Central Standard or Daylight Savings time, as applicable, and extending until 7:00 a.m. Central Standard or Daylight Savings time, as applicable, on the following Day.

      "DELIVERY POINT" shall mean the point of interconnection between the Pipelines and Storage Facility at which point Warren's Raw Product is delivered to CBF through the Storage Facility.

      "FEE RE-DETERMINATION ARBITRATION" shall have the meaning set forth in
      Section 13.5.

      "FINAL OFFERS" shall mean final offers made by the Parties prior to submission of a monetary dispute to an arbitrator, in the manner specified in Section 13.7.

      "FORCE MAJEURE" shall have the meaning as ascribed to it in Article XI.

      "FRACTIONATION FACILITY" OR "FRACTIONATOR" shall mean the fractionation unit owned by CBF situated in the vicinity of Mont Belvieu, Chambers County, Texas, which is operated by Warren which fractionation unit is used for the purpose of fractionating Raw Product streams into Specification Products.

      "GALLON" shall mean the unit of volume used for the purpose of measurement of liquid. One U.S. liquid Gallon contains 231 cubic inches when the liquid is at a temperature of 60 degrees Fahrenheit and at the vapor pressure of the liquid being measured.

      "MONT BELVIEU AREA" shall mean the geographical area surrounding Mont Belvieu, Texas including the following Texas counties:

                Brazoria                           Harris
                Chambers                           Jefferson
                Fort Bend                          Liberty
                Galveston                          Montgomery

      "MONTH" OR "MONTHS" OR "MONTHLY" shall mean the period commencing on the first Day of a Month and ending on the first Day of the next succeeding Month.

      "PIPELINE(S)" shall mean any pipeline which delivers Warren's Raw Product to the Storage Facility. Currently, the four (4) pipelines capable of delivering such Raw Product are the Seminole Pipeline, the Chaparral Pipeline, the West Texas Pipeline, and Black Lake Pipeline. During 1998, CBF desires to connect to the Dean Pipeline which is owned and operated by Duke Energy.

      "PRIMARY TERM" shall have the meaning as ascribed to it in Article II.

      "RAW PRODUCT" shall mean that mixture of liquid hydrocarbons delivered by Pipelines to the Storage Facility in accordance with the terms of any connection agreements or pipeline tariffs in effect from time to time.

      "REDELIVERY POINT" shall mean the Storage Facility owned and operated by Warren.

      "SPECIFICATION PRODUCT(S)" shall mean the liquid hydrocarbons meeting the specifications provided for in Exhibit "B", attached hereto, fractionated from the Raw Product.

      "STORAGE FACILITY" shall mean the underground storage facilities owned and operated by Warren at or near Mont Belvieu, Chambers County, Texas, including, but not limited to, all storage caverns, related surface and subsurface equipment, and loading and unloading terminals.

      "WARREN" shall mean Warren Petroleum Company, Limited Partnership.

      "YEAR" OR "YEARLY" shall mean a period of 365 consecutive Days; provided, however that any Year which contains the date of February 29 shall consist of 366 consecutive Days.

      "Y-GRADE" shall mean any Raw Product which will be fractionated by CBF's fractionation facility other than Back-End Mixes.

      "Y-GRADE FEE" shall have the meaning as ascribed to it in Article VII.

                                 ARTICLE II: TERM

      This Agreement shall have a primary term commencing on January 1, 1998 and ending December 31, 2012 (the "Primary Term") and shall continue in effect from Year to Year thereafter; provided that either Party shall have the right to terminate this Agreement effective at the end of the Primary
      Term or any Yearly anniversary thereafter by giving the other Party at least twelve Months prior written notice.

                           ARTICLE III: WARREN'S PERFORMANCE

3.1 Except as set-forth in Section 3.2, Warren shall deliver or cause to be delivered to the Delivery Point for fractionation under the terms of the Agreement, the Raw Product which it owns and/or controls and which are produced from the dedicated plants listed in Exhibit "A", and which are delivered to the Mont Belvieu Area. Such Raw Product shall include both Y-Grade and Back-End Mixes. Warren further agrees that for any volumes of Y-Grade or Back-end Mixes that Warren may now or in the future have available from plants that are not listed in Exhibit "A" and that are delivered to the Mont Belvieu Area and that can economically be delivered and fractionated at CBF versus alternative opportunities, that Warren will offer such volumes to become dedicated to CBF and that if CBF accepts same, then such volumes shall become dedicated under the terms of this Agreement.

3.2   Any volumes which CBF does not commit to accept under the provisions of
      Article IV of this Agreement shall be excepted from the dedication set-forth in Section 3.1 above.

3.3 In addition to the volume commitments set-forth in Sections 3.1 and 3.2, Warren shall also deliver or cause to be delivered to the Delivery Point the Raw Product which Warren owns or controls from the following agreements.

      (1) All fractionation agreements with Enserch Processing, Inc. dated in May or June of 1994.

      (2) Raw Product Purchase Agreement with Western Gas Resources, Inc. effective September 1, 1997.

      (3) Raw Product Purchase Agreement with Westar Gas Company effective January 1, 1997.

                       'Confidential Treatment Requested'

      (4) Raw Product Purchase Agreement with KN Gas Gathering, Inc. dated December 1, 1987.

3.4 Warren shall direct Pipeline to prepare, during each Month, an allocation of ownership of the Pipeline's commingled Raw Product, by Components actually delivered to CBF. Warren and CBF are to accept and rely on such allocation.

3.5 Prior to the beginning of each Month, CBF will estimate the volumes of Specification Products for which disposition instructions will be required from Warren. Such estimates will be established by utilizing the actual volumes of Raw Product delivered to the Fractionation Facility during the most recent Month for which actual volumes are available and adjusting for anticipated variances as may be advised by Warren from time to time. As set forth in Article IX of this Agreement, Warren and CBF shall exchange and reconcile Monthly statements detailing Warren's product movement no later than the last Day of each succeeding Month following the Month in question.

3.6 Warren is procuring the fractionation services under this Agreement for the purpose of fractionating Raw Product and not for the purpose of reselling such services and agrees not to so resell said services.

                          ARTICLE IV: CBF'S PERFORMANCE

4.1   CBF shall accept delivery of and provide fractionation for a maximum of
* [REDACTED] Barrels per Day of Warren's Y-Grade and [REDACTED] Barrels per Day of Back-End Mixes as determined on a Monthly average basis. Volumes above these amounts will be accepted by CBF for fractionation on a space available basis.

4.2 CBF shall also accept delivery of and provide fractionation for all volumes delivered by Warren in accordance with Section 3.3 and for all volumes delivered by Warren from extensions of the agreements set forth in
      Section 3.3.

4.3 CBF shall deliver Specification Products to Warren or its designee at the Storage Facility or at other mutually agreed upon locations. CBF will redeliver Specification Products during the same Month in which the Raw Product containing such Components is delivered to CBF, so long as Pipeline deliveries allow for fractionation of said Raw Product at a rate approximating the Daily average Pipeline delivery rate for said Month.

4.4 CBF shall not routinely hold back Specification Products from Warren as a minimum inventory requirement. However, CBF shall have the right to withhold distribution of Warren's Specification Products, on a CBF ownership percentage basis, to the extent that CBF has insufficient volumes of Specification Products to meet its obligations to its fractionation customers. To determine Warren's ownership percentage in CBF, Warren's ownership percentage in both DEVCO and CBF shall be considered.

4.5 The quantity of the five Specification Products due Warren will be as follows, based on the Pipelines' reported volumes of each Component which have been delivered for Warren's account:

      (1) EP MIX (80/20): the volume will be equal to (a) 100% of the ethane Component plus methane Component up to 1.5 liquid volume percent of the ethane Component, (b) plus propane Component equal to 25% of the volume in (a) above.

      (2) PROPANE: the volume will be equal to 100% of the propane Component minus the propane use for the EP Mix.

      (3)   ISOBUTANE: the volume will be equal to 100% of the isobutane
            Component.

      (4) NORMAL BUTANE: the volume will be equal to 100% of the normal butane Component.

      (5) NATURAL GASOLINE: the volume will be equal to 100% of the isopentane and heavier Components.

4.5 In the event CBF actually produces purity ethane utilizing its existing facilities (as of January 1, 1998), then Warren reserves the right to receive a prorated share of its ethane as purity ethane. The maximum Monthly volume of purity ethane that Warren may elect to receive would be calculated as follows:

      AE = [ AEY / TEY ] x E

      Where:

      AE = Warren's prorated share of purity ethane
      AEY = the ethane Component of Warren's delivered Y-Grade during the calendar Month
      TEY = the total amount of ethane Component in Y-Grade delivered to the
                 Fractionator for fractionation services during the calendar
                 Month
      E = the volume of purity ethane produced by CBF during the calendar Month

                            ARTICLE V: TRANSFER OF CUSTODY

      Warren warrants that it has the right to cause the Raw Product to be fractionated. Custody of the Raw Product shall transfer to CBF at the Delivery Points, subject to Warren's right, pursuant to Section 4.2 above, to receive allocated Gallons of Specification Products at the Storage Facility. Custody of Specification Products shall be delivered to Warren or its designee. CBF shall at no time take title to the Raw Product or the resulting Specification Products while such products are in the custody of CBF.

                       'Confidential Treatment Requested'

                               ARTICLE VI: MEASUREMENT

6.1 Volumes of Raw Product, shall be measured and calculated in accordance with the then-current Pipeline tariff or CBF's Pipeline connection agreements. CBF shall furnish Warren with current copies of all Pipeline connection agreements and any future modifications to such agreements.

6.2   Volumes of Specification Products delivered by CBF in accordance with
      Article IV, shall be measured and calculated in accordance with CBF's standard measurement procedures at Mont Belvieu and shall conform to good measurement practices in the industry and the then current API Manual of Petroleum Measurement Standards. CBF shall furnish Warren with the current copies of all standard measurement procedures for Mont Belvieu and any future modifications to such procedures.

                        ARTICLE VII: COMPENSATION TO CBF

7.1 Except at provided in Section 7.4, as full consideration for the fractionation services provided hereunder, Warren shall pay to CBF a fractionation fee for each Gallon of Y-Grade ("Y-Grade Fee") or Back-End Mixes ("Back-End Fee") delivered by, or on behalf of, Warren to CBF each Month. Such fees shall be determined on a calendar quarter basis by the following formulas:

*     Y-Grade Fee = [REDACTED]

                              and

*     Back-End-Fee = [REDACTED]

      Where:

          FUEL = The fuel cost (in $/MMBtu) equivalent to the Houston Ship
                 Channel Index of INSIDE FERC'S GAS MARKET REPORT, for natural gas (large packages) for the preceding calendar quarter plus
*                [REDACTED] per MMBTU.

          ELEC = The combined average cost of purchased electricity (in
                 CENTS/KWH) at the Fractionator for the preceding calendar quarter.

          CPIU = The combined average Consumer Price Index, as published by the United States Department of Labor, for the preceding calendar quarter.

                       'Confidential Treatment Requested'

7.2 The above fee formulas shall remain in effect during the first five Years of the Primary Term unless CBF implements a significant energy reduction project similar to that contemplated by Warren and Warren in December of 1997. If such project is implemented and significant energy consumption efficiencies are realized due to same, then CBF and Warren will mutually agree upon a new formula to become effective with the start of the first Month that follows the start-up of said project by 60 Days. Such new formula should initially reflect the same resulting fees as the above formulas, but will utilize new factors as are appropriate to be changed to reflect the change in energy consumption patterns at the Fractionator, provided that the definition of "FUEL," "ELEC" and "CPIU" above shall not change.

7.3 Either Party shall have the right to initiate a renegotiation of either or both of the above fees and fee formulas to be effective on any or each of
* the [REDACTED] (the "Price Change Dates") by giving the other Party at least ninety (90) Days and no more than one hundred fifty (150) Days notice prior to any of the Price Change Dates. Such negotiations shall commence immediately upon the date of receipt of such notice by the other Party and continue for at least sixty (60) Days thereafter (the "Negotiation Period"). During the Negotiation Period, each Party shall submit to the other Party one or more written offers for the new fee or fees. If CBF and Warren are unable to agree to the new fee or fees by the end of the Negotiation Period, either CBF or Warren shall have the right to have the new fee or fees re-determined by initiating Fee Re-Determination Arbitration pursuant to Sections 13.5 through 13.10, provided that in arbitrating such fee re-determinations, the arbitrator's choice shall be based on a determination of which of the Parties' Final Offers most closely approximates the then current fair market rate for the fractionation and other services provided by CBF hereunder, based on a five Year term for volumes and composition of Raw Product similar to that then being tendered hereunder by Warren, and with the market area for comparison being the Mont Belvieu Area.

7.4 The fractionation fees for all volumes delivered by Warren under provisions of Section 3.3 shall be the same as the fractionation fees provided for in the agreements set forth in Section 3.3.

                         VIII: TAXES AND OTHER PAYMENTS

      Warren shall be responsible for the payment of any royalties, overriding royalties, and other payments due or to become due on the Raw Products or the Specification Products which are subject to this Agreement, Any tax applicable to the Raw Products or the Specification Products or the services provided by CBF hereunder, including but not limited to any tax applicable to stored volumes of Specification Products, shall be borne and paid by Warren unless such tax is by law imposed upon CBF, in which event, such tax shall be paid by CBF and charged to Warren and reimbursed by Warren. Warren shall indemnify and hold CBF and their respective Affiliate's directors, officers, agents and employees harmless from and against any and all claims, demands or causes of action of any kind, together with all loss, damage and expense (including court costs and attorney's fees) arising with respect to the payment of any taxes, royalties, overriding royalties and other payments due or to become due on the services, Raw Products or Specification Products which are subject to this Agreement.

                   ARTICLE IX: ACCOUNTING AND AUDIT PROCEDURES

9.1 Warren or its designee shall furnish the following reports to CBF: (i) Warren's share of Components in the Raw Product delivered each Month for the Month in question by the tenth Day of the next succeeding Month; (ii) instructions for delivery of Specification Products for the Month in question during the Month in question, as set forth in Section 3.4; and
      (iii) twelve (12) Month forecast of Raw Product projected to be delivered under this Agreement, as requested by CBF from time to time.

9.2 CBF shall furnish each Month for the preceding Month, the following reports to Warren: (i) volumes of Warren's Specification Products attributable to the Raw Product delivered to CBF each Month, in accordance with the reconciliation described in Section 3.4; (ii) Specification Products volumes delivered to Warren or its designee each Month in accordance with the reconciliation described in Section 3.4; and (iii) Warren's inventories of Specification Product(s) each Month, in accordance with the reconciliation described in Section 3.4. CBF shall furnish initial reports of these items by the twentieth Day of the Month succeeding the Month and shall fully complete volume and money reconciliations as described in Section 9.3 below.

9.3 Volume and money reconciliation shall be prepared by Warren and by CBF on a Monthly basis. Warren and CBF shall cooperate to identify and reconcile volume balances and amounts owed. As each Party completes each Month's reconciliation, a copy of the reconciliation shall be sent to the other Party but no later than the last Day of the Month succeeding the Month in question.

9.4 All invoices or statements issued by CBF and any volume and money reconciliation reports, or balancing reports, during any calendar Year shall conclusively be presumed to be true and correct after twenty-four
      (24) Months following the end of any such calendar Year, unless within the said twenty-four (24) Month period the other Party takes written exception thereto and makes claim on the Party issuing the invoice, statement or report for adjustment.

9.5 Warren, upon at least thirty (30) Days prior notice in writing to CBF, shall have the right to audit the CBF's records pertaining to performance under this Agreement, for any calendar Year within the twenty-four (24) Month period following the end of such calendar Year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments provided for in Section 9.4. Warren shall make every reasonable effort to conduct an audit in a manner which will result in a minimum of inconvenience to CBF. CBF shall bear no portion of the Warren's audit cost. An audit shall not be conducted more than once each Year. CBF shall reply in writing to an audit report within 180 Days after receipt of such report. Should Warren and CBF fail or be unable to resolve any audit disputes, the matter shall be resolved using the dispute resolution procedures set forth in Article 13 of this Agreement.

9.6 CBF shall retain all financial and volume records for a minimum of forty-eight (48) Months following the end of any calendar Year.

                         ARTICLE X. BILLING AND PAYMENT

      After receiving allocation information from Pipeline each Month, CBF shall furnish Monthly to Warren an invoice reflecting all applicable fees and charges due and Warren shall pay to CBF the amounts due no later than (i) ten (10) Days after Warren's receipt of invoice therefor, if the amount of same is fifty thousand dollars ($50,000) or more or (ii) fifteen (15) Days after receipt of invoice therefor, if the amount of same is less than fifty thousand dollars ($50,000). If the Day on which any payment is due is not a Business Day, then the relevant payment shall be due upon the immediately preceding Business Day, except if such payment due date is a Sunday or Monday, then the relevant payment shall be due upon the immediately succeeding Business Day. Any amounts which remain due and owing after the due date shall bear interest thereon at the lower of the United States Treasury 90-Day T-Bill interest rate, as published in the Wall Street Journal on the first Day such rate is quoted at the beginning of each calendar quarter, plus thirteen (13%), or the maximum lawful rate of interest (the "Base Rate"). If a good faith dispute arises as to the amount payable in any statement, the amount not in dispute shall be paid. If Warren elects to withhold any payment otherwise due as a consequence of a good faith dispute, Warren shall provide CBF with written notice of its reasons for withholding payment, and, if the amount of such invoice is equal to or greater than five thousand dollars ($5,000) or the total aggregate amount of all invoices in which Warren has withheld payment and is outstanding at any time is greater than or equal to twenty five thousand dollars ($25,000), Warren shall simultaneously place the disputed amount into an escrow account at a mutually acceptable commercial bank, pending resolution of the dispute. Warren's election to withhold payment from CBF and escrow same as provided herein shall be exercised within thirty (30) Days from Warren's receipt of the invoice giving rise to such good faith dispute. After the thirty (30) Day period, Warren shall be required to pay CBF the full amount of the invoice whether or not there is a good faith dispute as to the amount payable. If it is subsequently determined, whether by mutual agreement of the Parties or otherwise, that (i) Warren is required to pay all or any portion of the disputed amounts to CBF or (ii) Warren is entitled to reimbursement for an invoice it paid, in addition to paying such amounts, the Party making such payment also shall pay interest accrued on such amounts at the Base Rate from (1) the original due date until paid in full, if Warren is required to pay, or (2) the date Warren paid the disputed invoice until paid in full, if CBF is required to pay.

                           ARTICLE XI: FORCE MAJEURE

11.1 In the event either Party hereto is rendered unable, wholly or in part, by reason of Force Majeure to carry out its obligations under this Agreement, upon such Party's giving notice and reasonably full particulars of such Force Majeure in writing to the other Party after the occurrence of the cause relied on, then the obligations of such Party, other than the obligation to pay money due hereunder, insofar and only insofar as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period; and such cause shall, so far as reasonably possible, be remedied with all reasonable dispatch.

11.2 The term "Force Majeure" shall mean acts of God, strikes, lockouts or other industrial disputes or disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, hurricanes, storms, and warnings for any of the foregoing which may necessitate the precautionary shut-down of wells, plants, pipelines, gathering systems, loading facilities, terminals, the Fractionator or any portion thereof, or other related facilities, floods, washouts, arrests and restraints of governments (either federal, state, civil or military), civil disturbances, explosions, sabotage, breakage or accidents to equipment, machinery, plants, the Fractionator or any portion thereof, or lines of pipe, the lack or failure of brine or brine handling capacity, the making of repairs or alterations to any of the foregoing, inability to secure labor or materials, freezing of equipment, machinery, plants, the Fractionator or any portion thereof, or lines of pipe, partial or entire failure of wells or gas supply, electric power shortages, necessity for compliance with any court order, or any law, statute, ordinance, rule, regulation or order promulgated by a governmental authority having or asserting jurisdiction, inclement weather that necessitates extraordinary measures and expense to construct facilities and/or maintain operations, or any other causes, whether of the kind enumerated herein or otherwise, which are not within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to prevent or overcome. Such term shall likewise include, in those instances where either Party hereto is required to obtain servitudes, rights-of-way, grants, permits or licenses to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire, or delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such servitudes, rights-of-way grants, permits or licenses, and in those instances where either Party hereto is required to furnish materials and supplies for the purpose of constructing or maintaining facilities to enable such Party to fulfill its obligations hereunder, the inability of such Party to acquire, or delays on the part of such Party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such materials and supplies. The term "Force Majeure" shall also include any event of force majeure occurring with respect to the facilities or services of either Party's suppliers or customers providing a service or providing any equipment, goods, supplies or other items necessary to the performance of such Party's obligations, and shall also include curtailment or interruption of deliveries or services by such third-party suppliers or customers as a result of an event defined as Force Majeure hereunder.

11.3 Notwithstanding Section 11. 1 above, it is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing Party when such course is inadvisable in the discretion of the Party having the difficulty.

              ARTICLE XII: INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1. WARREN'S INDEMNITIES: REGARDLESS OF THE PRESENCE OR ABSENCE OF ANY INSURANCE COVERAGE MAINTAINED BY EITHER PARTY HERETO, WARREN HEREBY RELEASES, AND AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS, CBF, ITS OPERATOR, PARTNERS AND ITS PARTNERS' AFFILIATES AND THOSE ENTITIES' RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES ("WARREN INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LIABILITY, LOSS, DAMAGE, PENALTIES, FINES, COST AND EXPENSE, INCLUDING COURT COSTS AND ATTORNEY'S FEES IN CONNECTION THEREWITH ("CLAIMS"), ARISING OUT OF OR RELATED TO:

      (1) DESTRUCTION, LOSS OR CONTAMINATION OF WARREN'S RAW PRODUCT AND SPECIFICATION PRODUCTS, EVEN WHERE LIABILITY WITHOUT FAULT WOULD OTHERWISE BE IMPOSED ON CBF AND REGARDLESS OF THE CAUSE OF SUCH LOSS, INCLUDING, WITHOUT LIMITATION THE NEGLIGENCE OF ANY OF THE WARREN INDEMNIFIED PARTIES, IT BEING UNDERSTOOD AND AGREED THAT WARREN SHALL RETAIN ALL RISK OF LOSS WITH REGARD TO WARREN'S RAW PRODUCT AND ATTRIBUTABLE SPECIFICATION PRODUCTS, EVEN WHEN SAME IS IN CBF`S POSSESSION DURING THE PROVIDING OF SERVICES HEREUNDER; and

      (2) Except as to Claims within the scope of Sections 12.1.(1) above, any Claims arising from injuries or damages to the persons or properties arising from damages to the tangible physical property in connection with Warren's, or its contractors, handling and possession of Warren's Raw Product or Specifications Products prior to delivery of same to CBF and after delivery of same from CBF back to Warren or its designated representative to the extent of Warren's or its contractor's negligence or legal fault for same.

12.2 CBF INDEMNITIES: Regardless of the presence or absence of any insurance coverage maintained by either party hereto, CBF hereby releases, and agrees to defend, protect, indemnify and hold harmless, Warren, and its affiliates, and agents and those entities' respective directors, officers, employees, agents and representatives ("CBF Indemnified Parties") from and against any and all claims, demands, causes of action, liability, loss, damage, penalties, fines, cost and expense, including court costs and attorney's fees in connection therewith ("Claims"), arising from injuries or damages to the persons or properties arising from damages to the tangible physical property in connection with CBF's, or its contractors, handling and possession of Warren's Raw Product or Specifications Products while same are in CBF's possession and prior to delivery of same to Warren at the Storage Facility to the extent of CBF's or its contractor's negligence or legal fault for same.

12.3 LIMITATION OF LIABILITY: NEITHER CBF, CBF'S OPERATOR OR WARREN SHALL BE RESPONSIBLE OR LIABLE TO THE OTHERS, OR TO THEIR AGENTS, FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY BREACH HEREOF, REGARDLESS OF THE CAUSES OF SAME, INCLUDING WHERE CAUSED BY THE NEGLIGENCE OR FAULT OF THE PARTY WHOSE LIABILITY IS LIMITED HEREBY.

                         ARTICLE XIII: DISPUTE RESOLUTION

13.1 COVERED DISPUTES - Any dispute, controversy or claim (whether sounding in contract, tort or otherwise) arising out of or relating to this Agreement, including, without limitation, the meaning of its provisions, or the proper performance of any of its terms by either Party, its breach, termination or invalidity ("Dispute") will be resolved in accordance with the procedures specified in this Section, which will be the sole and exclusive procedure for the resolution of any such Dispute, except that a Party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo. Despite the filing of any such injunctive or other provisional judicial relief, the Parties will continue, subject to Subsection 13.10 below, to participate in the applicable procedures specified in this Section. The obligation to participate in such applicable procedures shall not require either Party to participate in the negotiation between executives procedures set forth in Subsection 13.3 below or the mediation procedures set forth in Subsection 13.4 below if either Party determines, in its sole discretion, that such procedures would be futile.

13.2 INITIATION OF PROCEDURES. Either Party desiring to initiate the dispute resolution procedures set forth in this Section with respect to a Dispute not resolved in the ordinary course of business (the "Initiating Party") must give written notice of the Dispute (the "Dispute Notice") to the other Party (the "Non-Initiating Party"). The Dispute Notice shall include
      (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party, and of any other person who will accompany the executive, in the negotiations under Subsection 13.3 below.

13.3 NEGOTIATION BETWEEN EXECUTIVES - If one Party has given a Dispute Notice under Subsection 13.2 above, the Parties may attempt in good faith to resolve the Dispute within forty-five (45) Days following receipt of the Dispute Notice by the Non-Initiating Party by negotiation between executives who have authority to settle the Dispute and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement or the matter in Dispute. Within fifteen
      (15) Days after receipt of the Dispute Notice, the Non-Initiating Party may submit to the other a written response. If given, the response will include (i) a statement of that Party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. If such a response is given by the Non-Initiating Party, within forty-five (45) Days following receipt of the Dispute Notice by the Non-Initiating Party, the executives of both Parties will meet at a mutually acceptable time and place, and thereafter, as often as they reasonably deem necessary, to attempt to resolve the Dispute.

13.4 MEDIATION - If the Dispute has not been resolved by negotiation under the Subsection 13.3 above within forty-five (45) Days following receipt of the Dispute Notice by the Non-Initiating Party or if the Non-Initiating Party fails to respond within the required fifteen (15) Day period, either Party may initiate the mediation procedure of this Subsection by giving written notice to the other Party ("Mediation Notice"). The Parties will endeavor to settle the Dispute by mediation within sixty (60) Days of the Mediation Notice under the then current Center for Public Resources ("CPR") Model Mediation Procedure for Business Disputes. If the Parties have not agreed upon a mediator within seven (7) Days after the Mediation Notice, either Party may request CPR assistance in the selection of a mediator under its guidelines. Unless otherwise agreed to by the Parties, no discovery shall be allowed during the sixty (60) Day mediation period. If both Parties elect to participate in the mediation procedures set forth herein, the cost of the mediator will be shared equally between the Parties, unless otherwise agreed to in writing by the Parties. If one Party elects not to participate in the mediation procedures, neither Party shall bear any cost associated with such procedure, other than costs that each Party may have incurred in connection therewith which shall be borne by the Party that incurred such costs.

13.5 ARBITRATION. If the Dispute has not been resolved by mediation under the Subsection 13.4 above within the required sixty (60) Day period or if either Party fails and/or refuses to participate in such mediation procedures, either Party may request that the matter be resolved through arbitration by submitting a written notice (the "Arbitration Notice") to the other. Additionally, if the Parties have been unable to agree on a fee re-determination initiated by either Party pursuant to Section 7.3 during the Negotiation Period, as set forth in said section, either Party may then initiate arbitration to by submitting an Arbitration Notice to the other and such fee re-determination shall not be submitted to the procedures set forth in Sections 13.2 through 13.4 but shall be arbitrated pursuant to this Section 13.5 and the following Subsections 13.6 through 13.10, as applicable ("Fee Re-Determination Arbitration"). Any arbitration that is conducted hereunder shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 ET SEQ., as amended, and will not be governed by the arbitration acts, statutes, or rules of any other jurisdiction.

13.6 ARBITRATION PROCEDURE. The Arbitration Notice shall name the noticing Party's arbitrator and shall contain a statement of the issue(s) presented for arbitration. Within fifteen (15) Days of receipt of an Arbitration Notice, the other Party shall name its arbitrator by written notice to the other and may designate any additional issue(s) for arbitration. The two named arbitrators shall select the third arbitrator within fifteen (15) Days after the date on which the second arbitrator was named. Should the two arbitrators fail to agree on the selection of the third arbitrator, either Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the third arbitrator. Should either Party fail and/or refuse to name its arbitrator within the required fifteen (15) Day period, the other Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the arbitrator for such Party. Notwithstanding the foregoing, in the case of a Fee Re-Determination Arbitration, the Parties shall mutually select a single arbitrator within thirty (30) Days after receipt of the Arbitration Notice and if they should fail to agree on the arbitrator within that time period, either Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the arbitrator. The cost of the arbitrator shall be shared equally between the Parties. All arbitrators shall be qualified by education or experience within the natural gas liquids portion of the energy industry to decide the issues presented for arbitration. No arbitrator shall be: a current or former director, officer, or employee of either Party or its Affiliates; an attorney (or member of a law firm) who has rendered legal services to either Party or its Affiliates within the preceding three Years; or an owner of any of the common stock of either Party, or its Affiliates.

13.7 ARBITRATION HEARING. The three arbitrators or in the case of Fee Re-Determination Arbitration, the single arbitrator shall commence the arbitration proceedings within twenty-five (25) Days following the appointment of the third arbitrator or the single arbitrator, as appropriate. The arbitration proceedings shall be held at a mutually acceptable site and if the Parties are unable to agree on a site, the arbitrators shall select the site. The arbitrators shall have the authority to establish rules and procedures governing the arbitration proceedings, including, without limitation, rules concerning discovery. Each Party shall have the opportunity to present its evidence at the hearing. The arbitrators may call for the submission of pre-hearing statements of position and legal authority, but no post-hearing briefs shall be submitted. The arbitration panel shall not have the authority to award incidental, consequential, special, punitive or exemplary damages. In addition, if an issue under consideration is limited to a determination of an amount of money owed by one Party to the other, or Fee Re-Determination Arbitration, each Party shall submit to the single arbitrator a final offer of its proposed resolution of the dispute ("Final Offers"). The arbitrator shall be charged to select from the two Final Offers the one which the panel finds to be the most reasonable and consistent with the terms and conditions of this Agreement, and the arbitrator shall not average the Parties' proposals or otherwise craft its own remedy. With regard to Fee Re-Determination Arbitration, the basis for the arbitrator's decision shall be based on the factors set forth is said Section 7.3 All evidence submitted in an arbitration proceeding, transcripts of such proceedings, and all documents submitted by the Parties in an arbitration proceeding shall be kept confidential and shall not be disclosed to any third Party by either Party hereto.

13.8 ARBITRATION DECISION AND COSTS. The decision of the arbitrators or a majority of them, shall be in writing and shall be final and binding upon the Parties as to the issue(s) submitted. The cost of the hearing shall be shared equally by the Parties, and, except as provided in Section 13.6, each Party shall be responsible for its own expenses and those of its counsel or other representatives. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have to the arbitrability of any such disputes, controversies or claims and further agrees that a final determination in any such arbitration proceeding shall be conclusive and binding upon each Party.

13.9 ENFORCEMENT OF AWARD. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. The prevailing Party shall be entitled to reasonable attorneys' fees in any contested court proceeding brought to enforce or collect any award of judgment rendered by the arbitrators.

13.10 TOLLING AND PERFORMANCE. Except as otherwise provided in this Article XIII, all applicable statutes of limitation and defenses based upon the passage of time and all contractual limitation periods specified in this Agreement, if any, will be tolled while the procedures specified in this
      Article XIII are pending. The Parties will take all actions to effectuate necessary to effectuate the tolling of any applicable statute of limitation or contractual limitation periods. All deadlines specified herein may be extended by mutual written agreement of the Parties. Each Party is required to continue to perform its obligations under this Agreement pending final resolution of any Dispute, unless to do so would be impossible or impracticable under the circumstances. Notwithstanding the foregoing, the statute of limitations of the State of Texas applicable to the commencement of a lawsuit will apply to the commencement of an arbitration under this Agreement, except that no defenses will be available based upon the passage of time during any negotiation or mediation called for by the preceding Subsections of this Section.

                           ARTICLE XIV: MISCELLANEOUS

14.1 EXISTING LAWS AND REGULATIONS. This Agreement and the operations hereunder shall be subject to the applicable federal and state laws and the applicable orders, laws, rules and regulations of any state or federal authority having or asserting jurisdiction, but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, law, rule or regulation. The parties shall be entitled to regard all such laws, rules, regulations and orders as valid and may act in accordance therewith until such time as the same may be invalidated by final judgment in a court of competent jurisdiction.

14.2 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

14.3. WAIVER. No waiver by either Party of any default under this Agreement or any of the provisions of this Agreement shall be deemed to be a waiver of any future default or any other provision hereof, whether of a like or a different character. No waiver shall be effective unless made in writing and signed by the Party to be charged with such wavier, nor shall such waiver constitute a continuing waiver unless expressly provided by the Party to be charged with such wavier.

14.4 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, neither Party may assign this Agreement, nor any interest herein, without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that a Party may from time to time designate an Affiliate to perform this Agreement, either in whole or in part, such performance being considered that of the Party hereto. It is understood, however, that by such designation, said Party hereto does not thereby avoid obligations imposed by the terms and provisions hereof. Warren further specifically agrees that it will not assign its interest in the volumes of Raw Product dedicated to this Agreement without the prior written consent of CBF, which consent shall not be unreasonably withheld; provided such assignment is made subject to this Agreement and any Assignee ratifies and adopts this Agreement in writing.

14.5 EXHIBITS. Unless specifically otherwise provided, if any term or condition expressed or implied in any Exhibit to this Agreement conflicts or is at variance with any term or condition of this Agreement, this Agreement shall prevail. All Exhibits as referenced herein are attached hereto and made a part hereof.


14.6 DTPA WAIVER. THE PARTIES CERTIFY THAT THEY ARE NOT "CONSUMERS" WITHIN THE MEANING OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SUBCHAPTER E OF CHAPTER 17, SECTIONS 17.42, ET SEQ., OF THE TEXAS BUSINESS AND COMMERCE CODE, AS AMENDED ("DTPA"). THE PARTIES COVENANT, FOR THEMSELVES AND FOR AND ON BEHALF OF ANY SUCCESSOR OR ASSIGNEE, THAT, IF THE DTPA IS APPLICABLE, (a) THE PARTIES ARE "BUSINESS CONSUMERS" AS THAT TERM IS DEFINED IN THE DTPA, (b) OTHER THAN SECTION 17.555 OF THE TEXAS BUSINESS AND COMMERCE CODE, EACH PARTY HEREBY WAIVES AND RELEASES ALL OF ITS RIGHTS AND REMEDIES UNDER THE DTPA AS APPLICABLE TO THE OTHER PARTY AND ITS SUCCESSORS AND ASSIGNS, AND (c) EACH PARTY SHALL DEFEND AND INDEMNIFY THE OTHER FROM AND AGAINST ANY AND ALL CLAIMS OF OR BY THAT PARTY OR ANY OF ITS SUCCESSOR AND ASSIGNS OR ANY OF ITS OR THEIR AFFILIATES BASED IN WHOLE OR IN PARTY OF THE DTPA, ARISING UT OF OR IN CONNECTION WITH THE TRANSACTION SET FORTH IN THIS AGREEMENT.

14.7 HEADINGS, ARTICLES AND SECTIONS. All references to "Articles" and "Sections" herein pertain to Articles and Sections of this Agreement, unless expressly stated otherwise. Headings are for purposes of reference only and shall not be used to construe the meaning of this Agreement.

14.8 PRINCIPLES OF CONSTRUCTION AND INTERPRETATION. In construing this Agreement, the following principles shall be followed:

      (i) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement:

      (ii) examples shall not be construed to limit, expressly or by implication, the matter they illustrate:

      (iii) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions: and

      (iv) the plural shall be deemed to include the singular and vice versa, as applicable.

14.9 NOTICES. Any notice, request, instruction, correspondence, or other documentation to be given hereunder by either Party to the other shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or facsimile as follows:

          FOR CBF:

          To:             Cedar Bayou Fractionators, L.P.
                          c/o Warren Petroleum Company, Limited Partnership
          Attention:      Vice President, Asset Marketing and Services
          At:             1000 Louisiana, Suite 5800
                          Houston, TX 77002-5050
          Phone:          (713) 507-3843
          FAX:            (713) 767-8286

          With a copy to:     General Counsel
                              Warren Petroleum Company, Limited Partnership
                              1000 Louisiana, Suite 5800
                              Houston, TX 77002-5050
                              Phone: 713-507-6400
                              Fax: 713-507-6987

          FOR WARREN GAS LIQUIDS, INC.:

          To:             Warren Gas Liquids, Inc.
          Attention:      Vice President, Asset Marketing Services
                          1000 Louisiana, Suite 5800
                          Houston, Texas 77002
          Phone:          (713) 507-3843
          FAX:            (713) 767-8286

      or at such other address as either Party shall designate by written notice to the other. A notice sent by facsimile shall be deemed to have been receive by the close of the first Business Day following the Day on which it was transmitted and confirmed by transmission report or such earlier time as confirmed orally or in writing by the receiving Party. Notice by
      U. S. Mail, whether by U. S. Express Mail, registered mail or certified mail, or by overnight courier shall be deemed to have been received by the close of the second Business Day after the Day upon which its was sent, or such earlier time as is confirmed orally or in writing by the receiving Party. Any Party may change its address or facsimile number by giving notice of such change in accordance with herewith.

14.10 NO THIRD PARTY BENEFICIARY. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other person whomsoever, it being the intention of the Parties that no third person shall be deemed a third party beneficiary of this Agreement.

14.11 SEVERABILITY. This Agreement and the operations hereunder shall be subject to the valid and applicable federal and state laws and the valid and applicable orders, laws, local ordinances, rules, and regulations of any local, state or federal authority having jurisdiction, but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, laws, rules, or regulations in any forum having jurisdiction in the premises. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable. If a provision of this Agreement is or becomes illegal, invalid, or unenforceable in any jurisdiction, the foregoing event shall not affect the validity or enforceability in that jurisdiction of any other provision of this Agreement nor the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

14.12 ENTIRE AGREEMENT AND AMENDMENT. This Agreement, including, without limitation, all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by both parties that expressly amends this Agreement.

14.13 SETOFFS AND COUNTERCLAIMS. Except as otherwise provided herein, each Party reserves to itself all rights, set-offs, counterclaims, and other remedies and/or defenses which that Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

14.14 NO PARTNERSHIP OR ASSOCIATION. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.

14.15 NO COMMISSIONS, FEES OR REBATES. Except as expressly authorized by this Agreement, no director, employee or agent of either Party shall give or receive any commission, fee, rebate gift or entertainment of significant cost or value in connection with this Agreement.

      Any representative or representative(s) authorized by either Party may audit the applicable records of the other Party for the purpose of determining whether there has been compliance with this Section.

14.16 NO PARTNERSHIP, ASSOCIATION, ETC. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the Day and Year first above written.


CEDAR BAYOU FRACTIONATORS, L.P.

By:______________________________
Title:___________________________



WARREN GAS LIQUIDS, INC.

By:______________________________

Title:___________________________

                                  EXHIBIT "A"
                                       TO

                             FRACTIONATION AGREEMENT
                                 BY AND BETWEEN
                         CEDAR BAYOU FRACTIONATORS, L.P.

                                       AND

                  WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP

                 WARREN'S DEDICATED PLANTS AND TRUCK INJECTION POINTS


PLANTS                                         COUNTY/STATE
------                                         ------------
Anschutz East                                 Uinta Co., Wyoming
Breckridge                                    Stephens Co., Texas
Bridger Lake                                  Summit Co., Texas
Carter Creek                                  Uinta Co., Wyoming
Eunice                                        Lea Co., New Mexico
Goldsmith                                     Ector Co., Texas
Headlee                                       Ector Co., Texas
Indian Basin                                  Eddy Co., New Mexico
Monohans                                      Ward Co., Texas
Monument                                      Lea Co., New Mexico
Moores Orchard                                Fort Bend Co., Texas
New Hope                                      Franklin Co., Texas
Painter (Amoco)                               Uinta Co., Wyoming
Rangley                                       Rio Blanco Co., Colorado
Sandhills/Pakenham                            Crane Co., Texas
Sandhills                                     Crane Co., Texas
Saunders                                      Lea Co., New Mexico
Shackelford                                   Shackelford Co., Texas
Sherman                                       Hansford Co., Texas
Snyder                                        Scurry Co., Texas
Whitney Canyon                                Uinta Co., Wyoming
Pascagoula Refinery*                           Pascagoula, Mississippi

TRUCK INJECTION POINTS                        COUNTY/STATE
----------------------                        ------------
Abilene                                       Taylor Co., Texas
Bridgeport                                    Wise Co., Texas
Gladewater                                    Gregg Co., Texas


*Provided the product is fractionated

                                            EXHIBIT B
                                          ETHANE-PROPANE
                                          80-20 MIXTURE
                                            SPECIFICATION

Product characteristics with test methods are herein specified for ethane-propane 80-20 mixtures received by Warren Petroleum Company, Limited Partnership.

                                                                         TEST METHODS
PRODUCT CHARACTERISTICS                 MINIMUM       MAXIMUM          LATEST REVISION
-----------------------                ---------     ----------        -----------------
1. COMPOSITION                                                            ASTM E-260
       Percent by Liquid Volume
       Methane (Percent of Ethane)                       2.0              GPA 2177
       Ethylene (Percent of Ethane)                      1.0
       Methane, Ethane & Ethylene         78.0           82.0
       Propane, Propylene, & Butanes      18.0           22.0             ASTM D-2163
       Propylene                                         1.0
       Butanes                                           0.8

2. CORROSION
       Copper Strip @ 100 DEG. F                         1-b              ASTM D-1838
       (Invalid if additive or inhibitor
       is used.)
       Corrosion Additive or Inhibitor,
       PPM by Weight                                     1                Applicable Industry
                                                                          Practices
3. TOTAL SULFUR
       PPM by Weight in Liquid                           120              ASTM D-3246

4. DRYNESS                                               No Free Water    Visual

5. CARBON DIOXIDE
       PPM by Weight in Liquid                           1,000            GPA 2177

PRODUCT ACCOUNTING

For accounting purposes, methane and ethylene shall be considered ethane, propylene and butanes shall be considered propane within the above listed specification limits.

Any excess of these hydrocarbon Components above the specification limits shall not be accounted for.

                                    EXHIBIT B
                              PROPANE SPECIFICATION

Product characteristics with test methods are herein specified for propane received by Warren Petroleum Company, Limited Partnership. This product meets the requirement of the GPA HD-5 propane specification.

                                                                                  TEST METHODS
PRODUCT CHARACTERISTICS                 MINIMUM           MAXIMUM                LATEST REVISION
-----------------------                 -------           ---------------------  -------------------
1.  COMPOSITION                                                                  ASTM E-260
       Percent by Liquid Volume Ethane                    As limited by other
                                                          Components & vapor
                                                          pressure.
       Propane                          90.0              100
       Propylene                                          5.0                    ASTM D-2163
       Butanes & Heavier                                  2.5
2.  VAPOR PRESSURE
       Psig @ 100 DEG. F                                  208                    ASTM D-1267
3.  CORROSION
       Copper Strip @ 100 DEG. F                          1-b                    ASTM D-1838
       (Invalid if additive or inhibitor is
       used.)
       Corrosion Additive or Inhibitor, PPM
       by Weight                                          1                      Applicable Industry Practices
4.  TOTAL SULFUR
       PPM by Weight in Liquid                            120                    ASTM D-3246
5.  HYDROGEN SULFIDE
       PPM by Weight in Liquid                            1                      Field - Length of Stain Tube
       (Lab test required if field test is                                       Lab Chromatography with Flame
       positive.)                                                                Photometric Detector
6.  CARBONYL SULFIDE
        PPM by Weight in Liquid                           2                      Field - Length of Stain Tube
        (Field test invalid if C(4)+ exceeds 1.0
        LV%) (Lab test required if field test                                    Lab - UOP 212 or UOP 791
        is positive.)                                                            Lab - Gas Chromatography with
                                                                                 Flame Photometric Detector
7. NON-VOLATILE RESIDUE
        a) Milliliters @ 100 DEG. F                       0.05                   ASTM D-2158
        b) Oil Stain                                      Pass
THE FOLLOWING TESTS ARE OPTIONAL, DEPENDING UPON THE PRODUCT SOURCE:
8.  DRYNESS
        Freeze Valve, Seconds                             60 (Note 2)            ASTM D-2713
9.  VOLATILE RESIDUE
        95% Evaporated - Temperature, DEG. F              -37                    ASTM D-1837
10. AMMONIA
        PPM by Weight in Liquid                           1                      Field - Length of Stain Tube
                                                                                 Lab - UOP 430
11. FLUORIDES
        PPM by Weight in Liquid as                        5                      Field - Length of Stain Tube
        Monatomic Fluorine
12. OTHER DELETERIOUS SUBSTANCES (PPM BY WEIGHT IN LIQUID)
        Includes but not limited to                       1                      Gas chromatography with flame
        (Isoprene, Butadiene, Vinyl                                              ionizaton or electron capture
         Chloride, glycol, amine, caustic)                                       detection or other

NOTES:
-------------------

(1) The test methods for items 2 and 7 are not necessary if a compositional analysis is available which indicates compliance with these requirements.
(2) The addition of methanol in the distribution system should be on a spot basis and must not exceed a rate of 5 Gallons per 10,000 Gallons of product.

                                    EXHIBIT B
                           NORMAL BUTANE SPECIFICATION

Product characteristics with test methods are herein specified for normal butane received by Warren Petroleum Company, Limited Partnership.

                                                                                  TEST METHODS
PRODUCT CHARACTERISTICS                MINIMUM            MAXIMUM                LATEST REVISION
-----------------------                -------            -------                ---------------
1. COMPOSITION                                                                   ASTM E-260
       Percent by Liquid Volume
       Isobutane and Lighter                              5.0                    ASTM D-2163
       Butylene (Percent of N. Butane)                    1.0
       N. Butane & Butylene            95.0               100                    GPA 2165
       Pentanes & Heavier                                 2.0
2. VAPOR PRESSURE
       Psig @ 100 DEG. F                                  50                     ASTM D-1267
3. CORROSION
       Copper Strip @ 100 DEG. F                          1-b                    ASTM D-1838
       (Invalid if additive or inhibitor is
       used.)
       Corrosion Additive or Inhibitor, PPM
       by Weight                                          1                      Applicable Industry Practices
4. TOTAL SULFUR
       PPM by Weight in Liquid                            140                    ASTM D-3246
5. VOLATILE RESIDUE
       95% Evaporated - Temperature, DEG. F               +36                    ASTM D-1837
6. DRYNESS                                                 No Free Water         Visual

NOTE:
-------------------

The test methods for Items 2 and 5 are not necessary if a compositional analysis indicates compliance with these requirements.

                                  EXHIBIT B
                           ISOBUTANE SPECIFICATION

Product characteristics with test methods are herein specified for isobutane received by Warren Petroleum Company, Limited Partnership.

                                                                                   TEST METHODS
PRODUCT CHARACTERISTICS                        MINIMUM            MAXIMUM        LATEST REVISION
-----------------------                        -------           ---------      --------------------
1. COMPOSITION                                                                  ASTM E-260
        Percent by Liquid Volume
        Propane, Propylene and Lighter                           3.0            ASTM D-2163
        Isobutane                              96.0              100
        Butylene, Normal Butane & Heavier                        4.0
2. VAPOR PRESSURE
        Psig @ 100 DEG. F                                        62             ASTM D-1267
3. CORROSION
        Copper Strip @ 100 DEG. F                                1-b            ASTM D-1838
        (Invalid if additive or inhibitor is
        used.)
        Corrosion Additive or Inhibitor, PPM
        by Weight                                                1              Applicable Industry Practices
4. TOTAL SULFUR
        PPM by Weight in Liquid                                  140            ASTM D-3246
5. VOLATILE RESIDUE
        95% Evaporated - Temperature DEG. F                     +16             ASTM D-1937
6. DRYNESS                                                       No Free Water  Visual

NOTE:
-------------------

The test methods for Items 2 and 5 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.

                                  EXHIBIT B
                        NATURAL GASOLINE SPECIFICATION

Product characteristics with test methods are herein specified for natural gasoline received by Warren Petroleum Company, Limited Partnership.

                                                                                  TEST METHODS
PRODUCT CHARACTERISTICS                       MINIMUM    MAXIMUM                 LATEST REVISION
-----------------------                       -------    -------                 ------------------
1.  COMPOSITION                                                                  ASTM E-260
       Percent by Liquid Volume
       Butanes & Lighter                                 3.0                     GPA 2165
       Pentanes & Heavier                     97         100
2. VAPOR PRESSURE
       Psi @ 100 DEG. F, Reid                            14                      ASTM D-323
3. CORROSION
       Copper Strip @ 104 DEG. F                         1-b                     ASTM D-130
       (Invalid if additive or inhibitor is
       used.)
       Corrosion Additive or Inhibitor, PPM
       by Weight                                          1                      Applicable Industry Practices
4. DOCTOR TEST                                            Negative               GPA 1138
5. DRYNESS                                                No Free Water          Visual
6. COLOR                                      +25         No Color               Field White Cup Method
                                                                                 Lab - ASTM D-156
7. DISTILLATION
       End Point, DEG. F                                  375                    ASTM D-216

NOTE:
-------------------

The test methods for Items 2 and 7 are not necessary if an adequate compositional analysis is available which indicates compliance with these requirements.

                                    EXHIBIT F

                            ASSIGNMENT AND CONVEYANCE

                                      FROM

                                    [GRANTOR]

                                       TO

                        [CEDAR BAYOU FRACTIONATORS, L.P.
                     OR DOWNSTREAM ENERGY VENTURESCO., L.L.C.]

      WITNESSETH THAT, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and with reference to that certain Limited Partnership Agreement with an Effective Date of January 1, 1998, between Downstream Energy Ventures Co., L.L.C., Warren Petroleum Company, Limited Partnership, and Amoco MB Fractionation Company (the "Limited Partnership Agreement"), with the capitalized terms used herein without definition having the respective meanings ascribed thereto in the Limited Partnership Agreement), the undersigned Grantor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS AND DELIVERS unto Grantee and its successors and assigns, forever, subject to those encumbrances listed on Exhibit A attached hereto, which Exhibit A is hereby incorporated herein by this reference thereto and made a part hereof for all purposes, an undivided
[    (  %)] interest in the following described assets, properties, rights and interests (collectively, the "CONVEYED INTEREST"):

      (1) FRACTIONATION FACILITY. All the equipment, personal property and facilities comprising that certain natural gas liquids fractionation facility, and other facilities appurtenant thereto and necessary for the operation of said fractionation facility, all as same are located in the Surface Lease Area (as defined immediately above), as such fractionator facility is generally described in Part II of Exhibit A (the "FRACTIONATOR"), less and except those assets described as "Excluded Assets" in Part IV of Exhibit A.

      (2) RELATED FACILITIES. All those facilities and equipment outside of the Surface Lease Area related to the Fractionator and which are described in Part III of Exhibit A, and excluding any items not expressly described therein (the "RELATED FACILITIES").

      (3) PERMITS. All environmental and other governmental permits, licenses, orders, franchises and related instruments or rights necessary to the ownership or operation of any portions of the Fractionator as described in Exhibit A, and which, in accordance with the applicable law or the terms of such instruments are not to be maintained in the name as the operator of the Fractionator and that, by their terms, may be assigned ("PERMITS"), as described in
            Part IV of said Exhibit A.

      (4) CONTRACTS. All of Warren's and DEVCO's right, title and interest in and to those certain contracts and agreements relating solely to the Fractionator that, by their terms, may be assigned including but not limited to fractionation services agreements, gas supply, electrical and other utilities purchase agreements, maintenance and services agreements and intellectual property licensing and confidentiality agreements, as same are listed in
            Part V of Exhibit A ("CONTRACTS").

      (5) RECORDS. All files, records and other data in the actual possession of Warren or DEVCO, necessary for the Partnership's operation of the Fractionator (except to the extent same relate to any retained properties still owned by Warren and DEVCO); including, but not limited to, all operational records, technical records, processing records, measurement, pipeline balancing and connection agreements, United States Department of Transportation and other governmental agency-required files, contract files, copies of accounting files, and copies of computer spreadsheets used for accounting and allocations, but excluding tax records and accounting records which relate exclusively to accounting periods prior to the date of contribution of the Fractionator to the Partnership. ("RECORDS").

      (6) EXCLUDED ASSETS. "FRACTIONATOR FACILITY" is understood to expressly exclude: (i) any of the equipment, facilities, or assets located within the Surface Lease Area and which are described in Part VI of Exhibit A ("SURFACE LEASE AREA EXCLUDED ASSETS"); and (ii) any and all assets, facilities or properties outside of the Surface Lease Area which are not expressly defined above as being Related Facilities; (all of same being collectively referred to herein as the "EXCLUDED ASSETS").

(Collectively, the "Assets")

      TO HAVE AND TO HOLD the Conveyed Interest in and to the Assets, together with such rights, titles, interests, remedies, powers and privileges appertaining thereto, unto Grantee, its successors and assigns, forever.

      AND from and after the date hereof, at the request of Grantee, Grantor will, at its expense, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, such other or additional instruments of conveyance or transfer as Grantee may reasonably request in order to more effectively carry out the intent hereof and to better vest in Grantee the Conveyed Interest intended to be transferred hereunder, as contemplated by the Limited Partnership Agreement.

      GRANTOR shall not, and does not hereby, warrant title to the Conveyed Interest in any manner other than as follows: Grantor does warrant and agree to defend any claims by third parties claiming title or ownership by, through or under Grantor, but not otherwise warrants title to the Conveyed Interest in the Assets and does grants hereby any and all interest therein which it currently holds;

      NOTWITHSTANDING any other provision hereof to the contrary, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect any of the provisions, including without limitation any of the representations, warranties, covenants, indemnities, limitations, rights or remedies contained in the Limited Partnership Agreement, and this instrument is intended solely to effect the transfer of the Conveyed Interest sold and purchased as contemplated by the Limited Partnership Agreement.

      THIS ASSIGNMENT AND CONVEYANCE shall not constitute an assignment of any contract, operating license or other permit or agreement which, by its terms or as a matter of law, is not assignable without the consent of a third party, unless and until such third party shall have consented to such assignment.

      IN WITNESS WHEREOF, Grantor has caused this instrument to be duly executed and delivered by one or more of its officers thereunto duly
authorized, on        , 1997, but same to be effective as of January 1, 1998, at
7:00 a.m., Central Standard Time.

                                      [GRANTOR ENTITY NAME]

                                      By:  -------------------------------

                                      Title: -----------------------------

STATE OF TEXAS              Section
                            Section
COUNTY OF HARRIS            Section

BEFORE ME, the undersigned authority, a Notary Public, on this day personally
appeared             , known to me to be the person and              of
[GRANTOR ENTITY], whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed in the capacity therein stated.

Given under my hand and seal of office this     day of             , 1997.

-----------------------------
Notary Public in and for
The State of Texas

My Commission Expires:

-----------------------------

                                    EXHIBIT G

                                       TO

                           LIMITED PARTNERSHIP AGREEMENT

                               DISCLOSURE SCHEDULE

1. Legal Proceedings: Warren's activity in the fractionation business in the Mont Belvieu, Texas, area, including any future activities through the Partnership, is subject to certain restrictions pursuant to that certain Agreement Containing Consent Order between the Federal Trade Commission the Warren's ultimate parent company, NGC Corporation, a copy of which has been provided to the Partners and the Partners have had an adequate opportunity to review same. As an indirect, majority owned, subsidiary of NGC Corporation, the Partnership shall also be subject to said Agreement Containing Consent Order.

2.    Intellectual Property Assets:

      o Merox(R) Process License Agreement between Warren and UOP, dated September 6, 1996, concerning the use of the Merox(R) patented process in two units in the Fractionation Facility, as well as one unit located at another Warren facility

      o Datastream Software License Agreement for Datastream Systems, Inc. proprietary MP2 computerized maintenance management system in use at the Fractionation Facility.

      o ABB Simcon, Inc. "Software Sub-licensing Agreement for Digital Software Program Binaries" dated October 1, 1991, as supplemented by ABB Simcon, Inc. letter of December 1, 1992, for the licensing of various PC-Based and Digital VAX/VMS compatible software (applications, operating systems and system utilities) in connection with the Fractionation Facility's control systems used to operate the Facility's process systems.

      o Saros Corporation "License Agreement with Premium Maintenance Plan" with Chevron Information Technology Company, a division of Chevron U.S.A. Inc.; pursuant to which Chevron acquired on behalf of Warren licensing rights to certain Saros Corporation document and image management software, as more fully described therein.

3. Environmental Disclosures: Due to the unavailability of commercial disposal facilities for naturally occurring radioactive materials waste ("NORM"), Warren has had to store and retain certain volumes of NORM on site and the Facility. These NORM wastes result from the fractionation of Raw Product received at the Facility. Such NORM waste is predominately Pb 210 NORM waste and concentrates in particulate removed in the Facility's amine treating system filters and in sludge present in various vessels in the Facility, including sumps which capture water that is drained from various vessels. No disposal facility is currently available in the State of Texas for such NORM waste and same will continue to be generated and stored at the Facility after the Effective Date until cost effective disposal services can be obtained by the Operator. Such wastes are currently stored in approximately seventy five 55 gallon drums and various containers located at the Facility, the exact location of which was disclosed to Amoco representatives, but which is secured.

                                   EXHIBIT H
                                    GUARANTY

      This Guaranty Agreement (the "Guaranty") is made effective January 1, 1998 (the "Effective Date") by Amoco Oil Company, a Maryland Corporation ("Guarantor") in favor of Warren Petroleum Company, Limited Partnership and its subsidiaries and affiliates ("Beneficiary") in consideration of the Beneficiary entering into various agreements with Amoco Fractionation Company and Amoco MBF Company (the "Obligors"), both Delaware corporations, relating to the Cedar Bayou Fractionators, L.P., a Delaware limited partnership.

      The Beneficiary and Obligors are anticipating entering into the following agreements with regard to the formation of the Partnership (the "Partnership Agreements") whereby the Obligors will assume certain obligations and make certain warranties and indemnities as more fully described in those agreements (the "Obligations"):

      A.    Limited Partnership Agreement of Cedar Bayou Fractionators, L.P.;

      B. Limited Liability Company Agreement of Downstream Energy Ventures Co., L.L.C.; and

      C.    Operating Agreement between the Partnership and Warren.

The Obligors are wholly-owned subsidiaries of Amoco Oil Holding Company, a wholly-owned subsidiary of Guarantor. The Beneficiary will be entering into the Partnership

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Agreements with the Obligors, and the Guarantor wishes to provide this
Guaranty to the Beneficiary to induce the Beneficiary to enter into those Partnership Agreements.

      This Guaranty by Guarantor shall remain in full force and effect during the terms of the Partnership Agreements and any extensions or renewals thereof and thereafter until Obligors have fully performed all of their respective obligations under the Partnership Agreements.

      The Guarantor waives notice of acceptance hereof and of all defaults or disputes with the Obligors, notice of demand, presentment, protest or non-payment and of the settlement or adjustment of such defaults or disputes and all benefits of discussion and division. The Guarantor, without affecting its liability hereunder in any respect, consents to and waives notice of any and all modifications and changes to the terms and provisions of the Partnership Agreements or any other changes in the Obligors' Obligations.

      The obligation of the Guarantor as set forth in this Guaranty is a primary and an unconditional obligation and covers all Obligations of the Obligors to Beneficiary which arise under the Partnership Agreements and all costs, expenses and attorneys' fees which Beneficiary may incur in collecting, or endeavoring to collect, all or any part of the Obligations and enforcing this Guaranty. Guarantor's obligation shall be enforceable before or after proceeding against Obligors and shall be effective regardless of the solvency or insolvency of Obligors at any time, the extension or modification of the Obligations by operation of law or the subsequent incorporation, reorganization, merger or consolidation of the Obligors or any other change in the composition, nature, personnel or location of the Obligors.

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      In executing this Guaranty, the Guarantor represents and warrants to
Beneficiary that:

      A. The Guarantor is a corporation duly organized and validly existing, is in good standing and has full power and authority to make and deliver this Guaranty to and in favor of Beneficiary;

      B. The execution, delivery and performance of the Guaranty by the Guarantor has been dully authorized by all necessary action of its principals and does not and will not violate the provisions of, or constitute a default under, any presently applicable law or its organizational instruments or any agreement presently binding on it; and

      C. This Guaranty has been executed and delivered by a duly authorized officer of the Guarantor and constitutes a lawful and binding obligation legally enforceable against Guarantor in accordance with its terms.

      This Guaranty shall be governed by and construed, enforced and performed in accordance with the laws of the State of Texas as the same may be amended from time to time, without regard to any choice or conflict of law, provision or rule that would cause the application of the laws of any jurisdiction other than the State of Texas. Beneficiary and Guarantor, by accepting this Guaranty, each submit to the non-exclusive jurisdiction of the courts of the State of Texas and to the federal courts located in Houston, Texas, in connection with this Guaranty, but not otherwise.

      Guarantor and Beneficiary agree that the Alternative Dispute Resolution procedures set forth in Article 13 of the Limited Partnership Agreement of Cedar Bayou Fractionators, L.P. shall apply to any and all disputes, controversies or claims (whether sounding in contract, tort or otherwise) arising out of or relating to this Guaranty,

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including, without limitation, the meaning of its provisions, or the proper performance of any of its terms, its breach, termination or invalidity, and the enforcement of same, as though copied herein in its entirety but with the substitution of Guarantor in the place of Amoco Fractionation Company and Amoco MBF Company.

      This Guaranty has been duly executed effective as of the Effective Date.

                                      GUARANTOR:

                                      AMOCO OIL COMPANY

                                      By:_______________________________

                                      Name:_____________________________

                                      Title:____________________________


                                      BENEFICIARY:



                                      WARREN PETROLEUM COMPANY,
                                      LIMITED PARTNERSHIP

                                      By: Warren Petroleum G. P., Inc.
                                          its General Partner


                                      By: ____________________________________

                                      Name: Stephen A. Furbacher

                                      Title: President


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